Exhibit 10.2

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                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                 $1,200,000,000

                          Dated as of December 15, 2000

                                      among

                           ORION POWER MIDWEST, L.P.,

                                  as Borrower,

                         BANC OF AMERICA SECURITIES LLC,

                as a Co-Lead Arranger and as a Joint Book Runner,

                             BANK OF AMERICA, N.A.,

                  as Issuing Bank and as Administrative Agent,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,

                 as Co-Lead Arranger, as a Syndication Agent and

                             as a Joint Book Runner,

                                    PARIBAS,

      as an Arranger, as a Documentation Agent and as a Syndication Agent,

                         DEUTSCHE BANK SECURITIES INC.,

                                 as an Arranger,

                        DEUTSCHE BANK AG NEW YORK BRANCH,

              as a Documentation Agent and as a Syndication Agent,

                                       and

                      THE FINANCIAL INSTITUTIONS INITIALLY
                     SIGNATORIES HERETO, TOGETHER WITH THOSE
                   ASSIGNEES PURSUANT TO SECTION 9.06 HEREOF,

                                   as Lenders
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


                                TABLE OF CONTENTS

                                                                         Page

ARTICLE I DEFINITIONS........................................................1

   SECTION 1.01   DEFINITIONS................................................1
   SECTION 1.02   ACCOUNTING TERMS..........................................40
   SECTION 1.03   COMPUTATION OF TIME PERIODS...............................40
   SECTION 1.04   RULES OF CONSTRUCTION.....................................40

ARTICLE II CREDIT FACILITIES................................................41

   SECTION 2.01   ACQUISITION LOANS.........................................41
   SECTION 2.02   REVOLVING LOANS...........................................43
   SECTION 2.03   BORROWINGS................................................45
   SECTION 2.04   ELECTION OF INTEREST RATES................................47
   SECTION 2.05   FEES......................................................48
   SECTION 2.06   INTEREST..................................................49
   SECTION 2.07   MANDATORY PREPAYMENTS.....................................50
   SECTION 2.08   VOLUNTARY PREPAYMENT; TERMINATION OF COMMITMENTS;
                  REVOLVING COMMITMENT REDUCTIONS...........................51
   SECTION 2.09   INCREASED COSTS; CAPITAL ADEQUACY; FUNDING BREAKAGE
                  COSTS.....................................................52
   SECTION 2.10   ILLEGALITY................................................53
   SECTION 2.11   PAYMENTS AND COMPUTATIONS.................................53
   SECTION 2.12   TAXES.....................................................55
   SECTION 2.13   SHARING OF PAYMENTS.......................................58
   SECTION 2.14   CHANGE OF APPLICABLE LENDING OFFICE.......................58
   SECTION 2.15   REPLACEMENT OF LENDERS....................................58
   SECTION 2.16   DLC LETTER OF CREDIT......................................59
   SECTION 2.17   OPERATIONAL LETTERS OF CREDIT.............................63

ARTICLE III CONDITIONS PRECEDENT............................................68

   SECTION 3.01   CONDITIONS PRECEDENT TO THE CLOSING DATE..................68
   SECTION 3.02   CONDITIONS PRECEDENT TO REVOLVING LOANS...................75
   SECTION 3.03   CONDITIONS PRECEDENT TO THE CEREDO EFFECTIVE DATE.........75

ARTICLE IV REPRESENTATIONS AND WARRANTIES...................................79

   SECTION 4.01   EXISTENCE; DUE QUALIFICATION; COMPLIANCE WITH LAW.........79
   SECTION 4.02   POWER; AUTHORITY; NO VIOLATION; BINDING EFFECT............79
   SECTION 4.03   OWNERSHIP OF PROPERTY.....................................80
   SECTION 4.04   GOVERNMENTAL APPROVALS....................................80
   SECTION 4.05   LEGAL PROCEEDINGS.........................................81
   SECTION 4.06   FINANCIAL STATEMENTS......................................81
   SECTION 4.07   INDEBTEDNESS..............................................81
   SECTION 4.08   NO DEFAULT................................................81
   SECTION 4.09   TAXES.....................................................81
   SECTION 4.10   USE OF PROCEEDS...........................................82
   SECTION 4.11   COMPLIANCE WITH ERISA.....................................82
   SECTION 4.12   MATERIAL LIABILITIES......................................82
   SECTION 4.13   REGULATION OF PARTIES.....................................82
   SECTION 4.14   SECURITY DOCUMENTS........................................83
   SECTION 4.15   ACCURACY AND COMPLETENESS OF INFORMATION..................83
   SECTION 4.16   PROPERTY RIGHTS, UTILITIES, ETC...........................84
   SECTION 4.17   PROJECT CONTRACTS.........................................84
   SECTION 4.18   PRINCIPAL PLACE OF BUSINESS...............................85
   SECTION 4.19   PATENTS; LICENSES; FRANCHISES AND FORMULAS................85
   SECTION 4.20   ENVIRONMENTAL MATTERS.....................................85
   SECTION 4.21   INSURANCE.................................................87
   SECTION 4.22   TRANSACTIONS WITH AFFILIATES..............................87
   SECTION 4.23   ORGANIZATIONAL STRUCTURE..................................87
   SECTION 4.24   PROJECTIONS...............................................87
   SECTION 4.25   ENVIRONMENTAL INSURANCE...................................87
   SECTION 4.26   EQUITY INTERESTS..........................................88

ARTICLE V AFFIRMATIVE COVENANTS.............................................88

   SECTION 5.01   CONDUCT OF BUSINESS; MAINTENANCE OF EXISTENCE.............88
   SECTION 5.02   GOVERNMENTAL APPROVALS....................................89
   SECTION 5.03   PAYMENT OF INDEBTEDNESS...................................89
   SECTION 5.04   ACCOUNTS..................................................89
   SECTION 5.05   PERFORMANCE OF COVENANTS, ETC.............................89
   SECTION 5.06   INSURANCE REQUIREMENTS....................................89
   SECTION 5.07   BOOKS AND RECORDS.........................................89
   SECTION 5.08   VISITATION, INSPECTION, ETC...............................89
   SECTION 5.09   REQUIREMENTS OF LAW.......................................90
   SECTION 5.10   REPORTING REQUIREMENTS....................................90
   SECTION 5.11   OPERATING BUDGET..........................................91
   SECTION 5.12   PAYMENT OF TAXES AND CLAIMS...............................93
   SECTION 5.13   MAINTENANCE AND OPERATION OF PORTFOLIO ASSETS; REPAIR
                  AND REPLACEMENT OF PORTFOLIO ASSETS.......................93
   SECTION 5.14   REAL AND PERSONAL PROPERTY................................93
   SECTION 5.15   ERISA.....................................................94
   SECTION 5.16   INTEREST HEDGE CONTRACTS..................................94
   SECTION 5.17   NOTICES...................................................95
   SECTION 5.18   PRESERVATION OF SECURITY INTERESTS; FURTHER ASSURANCES....96
   SECTION 5.19   USE OF PROCEEDS...........................................97
   SECTION 5.20   EXTRAORDINARY PROCEEDS....................................97
   SECTION 5.21   ENVIRONMENTAL COMPLIANCE..................................97
   SECTION 5.22   ADDITIONAL CONTRACTS......................................99
   SECTION 5.23   OTHER INFORMATION.........................................99
   SECTION 5.24   FUEL PROCUREMENT AND O&M ARRANGEMENTS....................100
   SECTION 5.25   POWER MARKETING AND TRANSMISSION ARRANGEMENTS............100
   SECTION 5.26   CAPITAL EXPENDITURES.....................................101
   SECTION 5.27   POLR II AGREEMENT........................................102
   SECTION 5.28   CEREDO SECURITY DOCUMENTS................................102

ARTICLE VI NEGATIVE COVENANTS..............................................103

   SECTION 6.01   LIMITATION ON MERGERS....................................103
   SECTION 6.02   LIMITATION ON INDEBTEDNESS...............................103
   SECTION 6.03   LIMITATION ON LIENS......................................103
   SECTION 6.04   NATURE OF BUSINESS.......................................103
   SECTION 6.05   PROJECT CONTRACTS; WAIVER; MODIFICATION; AMENDMENT.......104
   SECTION 6.06   PARTNERSHIPS; SUBSIDIARIES...............................105
   SECTION 6.07   LOANS, ADVANCES OR INVESTMENTS...........................105
   SECTION 6.08   LIMITATION ON CAPITAL EXPENDITURES.......................105
   SECTION 6.09   AFFILIATE TRANSACTIONS...................................105
   SECTION 6.10   DISTRIBUTIONS............................................105
   SECTION 6.11   LIMITATION ON DISPOSITION OF ASSETS......................105
   SECTION 6.12   OPERATING BUDGET.........................................106
   SECTION 6.13   DEBT SERVICE COVERAGE RATIO..............................106
   SECTION 6.14   ENVIRONMENTAL INSURANCE..................................107
   SECTION 6.15   ASH DISPOSAL.............................................107
   SECTION 6.16   SPECULATIVE TRADING......................................107

ARTICLE VII EVENTS OF DEFAULT..............................................107

   SECTION 7.01   PAYMENTS.................................................107
   SECTION 7.02   COVENANTS................................................108
   SECTION 7.03   REPRESENTATIONS..........................................109
   SECTION 7.04   DEFAULTS OF OTHER INDEBTEDNESS...........................109
   SECTION 7.05   SECURITY DOCUMENTS.......................................109
   SECTION 7.06   TRANSACTION DOCUMENTS....................................110
   SECTION 7.07   BANKRUPTCY...............................................110
   SECTION 7.08   GOVERNMENTAL APPROVALS...................................110
   SECTION 7.09   OWNERSHIP................................................111
   SECTION 7.10   JUDGMENT.................................................112
   SECTION 7.11   DESTRUCTION OF PORTFOLIO ASSETS..........................112
   SECTION 7.12   ERISA....................................................112
   SECTION 7.13   REGULATORY STATUS........................................112
   SECTION 7.14   NEGATIVE PLEDGE..........................................112
   SECTION 7.15   ABANDONMENT..............................................113
   SECTION 7.16   SPONSOR INDEBTEDNESS.....................................113
   SECTION 7.17   CEREDO PROJECT...........................................113

ARTICLE VIII THE AGENTS AND ISSUING BANK...................................114

   SECTION 8.01   APPOINTMENT OF AGENTS, POWERS AND IMMUNITIES.............114
   SECTION 8.02   RELIANCE BY AGENTS.......................................114
   SECTION 8.03   DEFAULTS 114
   SECTION 8.04   RIGHTS AS LENDERS........................................115
   SECTION 8.05   INDEMNIFICATION..........................................115
   SECTION 8.06   DOCUMENTS................................................116
   SECTION 8.07   NON-RELIANCE ON AGENTS AND OTHER LENDERS.................116
   SECTION 8.08   RESIGNATION..............................................116
   SECTION 8.09   AUTHORIZATION............................................117
   SECTION 8.10   DOCUMENTATION AGENTS; SYNDICATION AGENTS; JOINT BOOK
                  RUNNERS, ARRANGERS.......................................117

ARTICLE IX MISCELLANEOUS...................................................117

   SECTION 9.01   NOTICES..................................................117
   SECTION 9.02   AMENDMENTS, ETC..........................................117
   SECTION 9.03   NO WAIVER; REMEDIES CUMULATIVE...........................118
   SECTION 9.04   PAYMENT OF EXPENSES AND INDEMNIFICATION..................118
   SECTION 9.05   RIGHT OF SETOFF..........................................120
   SECTION 9.06   BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS.....121
   SECTION 9.07   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF
                  JURY TRIAL; WAIVER OF DAMAGES............................123
   SECTION 9.08   NONLIABILITY OF ADMINISTRATIVE AGENT AND LENDERS.........125
   SECTION 9.09   MARSHALLING; RECAPTURE...................................125
   SECTION 9.10   INDEPENDENT NATURE OF LENDERS' RIGHTS....................126
   SECTION 9.11   COUNTERPARTS.............................................126
   SECTION 9.12   EFFECTIVENESS............................................126
   SECTION 9.13   SURVIVAL OF INDEMNITIES AND REPRESENTATIONS AND
                  WARRANTIES...............................................126
   SECTION 9.14   SEVERABILITY.............................................126
   SECTION 9.15   HEADINGS DESCRIPTIVE.....................................126
   SECTION 9.16   LIMITATION OF RECOURSE...................................126
   SECTION 9.17   CONFIDENTIALITY..........................................127

ANNEXES:

Annex I         - Commitments
Annex II        - Notice Provisions
Annex III       - Estimated Income Taxes

SCHEDULES:

Schedule 1.01(a)- Avon Lake; Brunot Island; Cheswick; Elrama; New Castle; Niles;
                  Phillips; Ceredo

Schedule 1.01(b)- Known Conditions List
Schedule 1.01(c)- Acquired Fuel Supply Contracts
Schedule 4.04   - Governmental Approvals
Schedule 4.05   - Material Litigation
Schedule 4.12   - Material Liabilities
Schedule 4.14   - Filing Offices
Schedule 4.19   - Patents; Licenses; Franchises and Formulas
Schedule 4.20   - Environmental Matters
Schedule 4.22   - Transactions with Affiliates
Schedule 4.23A  - Closing Date Organizational Structure
Schedule 4.23B  - Ceredo Effective Date Organizational Structure
Schedule 5.06   - Insurance Requirements
Schedule 5.22   - Additional Contracts Relating to Ceredo

EXHIBITS:

Exhibit A       - Form of Acquisition Loan Note
Exhibit B       - Form of Revolving Loan Note
Exhibit C       - Form of Notice of Acquisition Borrowing
Exhibit D       - Form of Notice of Revolving Borrowing
Exhibit E       - Form of Notice of Conversion
Exhibit F       - Form of Deposit Account Agreement
Exhibit G       - Form of Security Account Control Agreement
Exhibit H       - Form of Borrower Security Agreement
Exhibit I-1     - Form of GP Partnership Interest Pledge Agreement
Exhibit I-2     - Form of LP Partnership Interest Pledge Agreement
Exhibit J       - Form of Borrower Mortgage
Exhibit K       - Form of Assignment and Acceptance
Exhibit L       - Form of Equity Contribution Agreement
Exhibit M       - Form of DLC Letter of Credit
Exhibit N       - Form of Subordinated Equity Owner Loan Agreement
Exhibit O       - Form of Stock Pledge Agreement
Exhibit P       - Form of Subsidiary Guarantee
Exhibit Q       - Form of Intercompany Working Capital Agreement
Exhibit R       - Form of Intercompany Working Capital Note
Exhibit S       - Form of Subsidiary Security Agreement
Exhibit T       - Form of Supplemental Agreement
Exhibit U       - Form of LLC Interest Pledge Agreement
Exhibit V       - Form of Subsidiary Operating Agreement Covenants
Exhibit W       - [Reserved]
Exhibit X       - Form of Amendment No. 1 to Ceredo EPC Contract
Exhibit Y       - Form of Twelvepole Management Services Agreement

          THIS AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of December 15, 2000 (this "AGREEMENT"), among ORION POWER MIDWEST, L.P., a Delaware limited partnership (the "BORROWER"), BANC OF AMERICA SECURITIES LLC and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-lead arrangers (collectively, the "CO-LEAD Arrangers"), PARIBAS and DEUTSCHE BANK SECURITIES INC., as arrangers (together with the Co-Lead Arrangers, the "ARRANGERS"), BANC OF AMERICA SECURITIES LLC AND GOLDMAN SACHS CREDIT PARTNERS L.P., as joint book runners (collectively, the "JOINT BOOK RUNNERS"), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, together with any successors and assigns, the "ADMINISTRATIVE AGENT"), BANK OF AMERICA, N.A., as issuer of the Letters of Credit (the "ISSUING BANK"), GOLDMAN SACHS CREDIT PARTNERS L.P., PARIBAS and DEUTSCHE BANK AG NEW YORK BRANCH, as syndication agents (collectively, the "SYNDICATION AGENTS"), PARIBAS and DEUTSCHE BANK AG NEW YORK BRANCH, as documentation agents (collectively, the "DOCUMENTATION AGENTS"), and the financial institutions signatories hereto (each of which, together with each other financial institution which may hereafter become an assignee pursuant to Section 9.06 is hereinafter referred to as a "LENDER", and collectively the "LENDERS").


                              W I T N E S S E T H:


          WHEREAS, the Borrower has requested the Lenders, and the Lenders have agreed, subject to the terms and conditions set forth herein, to extend a credit facility to the Borrower to finance the purchase by the Borrower of the Portfolio Assets (defined below) and to provide revolving advances to the Borrower from time to time; and

          WHEREAS, it is an obligation of the Borrower to provide an irrevocable standby letter of credit to DLC (as defined below) pursuant to the POLR Agreement described below, and the Issuing Bank has agreed to provide such letter of credit, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, the Borrower, the Arrangers, the Administrative Agent, the Syndication Agents, the Documentation Agents, the Issuing Bank, and the Lenders agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          Section 1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the meanings specified below (to be equally applicable to both the singular and plural forms of the terms defined):

          "ACCEPTABLE CAPACITY PROVIDER" shall mean any of (A) any Person (i) that owns and/or operates power generation assets, (ii) has the ability and legal and/or contractual right to sell power, electric capacity and/or energy into the area covered by ECAR and/or the Duquesne Control Area, and (iii) whose long term senior unsecured indebtedness has been assigned an Investment Grade Rating by Moody's and S&P, and (B) CPS, for so long as it is a wholly-owned subsidiary, directly or indirectly, of Constellation Enterprises, Inc.; PROVIDED, THAT, CPS shall be considered an Acceptable Capacity Provider only with respect to contracts or agreements which provide for (i) physical delivery of not more than an aggregate amount of 750MW on a one-day (or less) forward basis, less any electric capacity and/or energy to be delivered pursuant to the following clause (ii), and (ii) physical delivery of not more than 250 MW (on more than a one day forward basis), within 12 months from the Closing Date, where CPS has entered into "back-to-back" contracts covering such delivery obligations with a Person meeting the requirements of clause (A) preceding.

          "ACCEPTABLE RESERVES" shall mean, with respect to any contest, dispute, appeal or other similar circumstance in respect of which any Borrower Entity is entitled hereunder to provide reserves (including pursuant to Section 5.09), any of (i) cash reserves in an amount equal to such Borrower Entity's maximum liability in respect of such contest, dispute, appeal or circumstance deposited with the Administrative Agent; (ii) a bond or bonds, surety, insurance or other similar obligation of the relevant Borrower Entity reasonably acceptable to the Administrative Agent and in an amount necessary to satisfy the applicable reserve requirement as reasonably determined by the Administrative Agent; or (iii) from and after such time as Indebtedness of the Borrower shall have an Investment Grade Rating from Moody's or S&P, reserves in conformity with GAAP maintained by the relevant Borrower Entity.

          "ACCOUNTS" shall mean the collective reference to the Revenue Account, the Operating Account, the Twelvepole Construction Account, the Insurance Proceeds Account, the Debt Service Account, the Debt Service Reserve Account, the Replacement Capital Expenditure Pre-Funding Account, the Loan Proceeds Account, the Extraordinary Proceeds Account, the Equity Proceeds Account, the Prepayment Account, the Cash Retention Account, the Distribution Account, the Distribution Holdback Account and all sub-accounts established within any of the foregoing.

          "ACQUIRED FUEL SUPPLY CONTRACTS" shall mean those certain fuel supply agreements set forth on SCHEDULE 1.01(C) hereto.

          "ACQUISITION AGREEMENT" shall mean the Asset Purchase Agreement, dated as of September 24, 1999, between DLC, the FE Subsidiaries and the Sponsor.

          "ACQUISITION AGREEMENT TERMINATION DATE" shall mean September 24,
2000.

          "ACQUISITION COSTS" shall mean the aggregate cost required to purchase the Portfolio Assets (other than Ceredo), initially fund the Debt Service Reserve Account and the Replacement Capital Expenditure Pre-Funding Account and pay Closing Expenses, which is estimated to be approximately $1,836,137,000.

          "ACQUISITION DOCUMENTS" shall mean, collectively, the Acquisition Agreement, the POLR Agreement, the Must-Run Agreements, the Easement and Attachment Agreements, the Interconnection Agreements and the Acquired Fuel Supply Contracts.

          "ACQUISITION LENDER" shall mean each Lender that, from time to time, has Acquisition Loan Commitments outstanding or has made Acquisition Loan Advances hereunder.

          "ACQUISITION LOAN" shall mean a Loan consisting of simultaneous Acquisition Loan Advances of the same Type from each of the Acquisition Lenders pursuant to Section 2.01(a).

          "ACQUISITION LOAN ADVANCE" shall mean an advance by an Acquisition Lender to the Borrower as part of an Acquisition Loan pursuant to Section 2.01(a).

          "ACQUISITION LOAN COMMITMENT" shall mean, as to any Acquisition Lender as of any date, the difference between (i) the amount set forth opposite such Acquisition Lender's name on ANNEX I hereto under the heading "Acquisition Loan Commitment", as such annex may be amended from time to time and as such amount may be reduced from time to time pursuant to this Agreement, or increased or reduced from time to time by assignment pursuant to Section 9.06, and (ii) the aggregate principal amount of Acquisition Loan Advances made by such Acquisition Lender as of such date of determination.

          "ACQUISITION LOAN NOTE" shall have the meaning ascribed thereto in
Section 2.01(b)(i).

          "ADDITIONAL CONTRACT" shall mean any of the following agreements or undertakings to which any Borrower Entity is a party, in each case relating to the Portfolio Assets and entered into after the Closing Date: (i) any agreement, or series of related agreements, for the supply of fuel to any Portfolio Asset whose term extends for more than 365 days and any material agreement for the supply of fuel to the Portfolio Assets other than as contemplated in the Fuel Plan then in effect, (ii) any material agreement for the operation and/or maintenance of any portion of the Portfolio Assets that is not discussed or contemplated in or by the O&M Plan or the Operating Budget then in effect, (iii) any agreements with an Affiliate or Affiliates of the Borrower other than as specifically contemplated by the Financing Documents or any Operational Plan then in effect, (iv) any contract for the purchase or sale of power, electric capacity and/or energy, other than as contemplated by the Power Marketing Plan then in effect, (v) all material contracts (as determined by the Administrative Agent in the exercise of its reasonable discretion) relating to the Brunot Island Reactivation Project (as defined in Section 5.26(b) below) or (vi) any material contract (as determined by the Administrative Agent in the exercise of its reasonable discretion) or series of contracts relating to any Capital Expenditure project (other than the Brunot Island Reactivation Project) in respect of which the Borrower is obligated to expend greater than $20,000,000 in the aggregate.

          "ADDITIONAL CONTRACT CONSENT" shall mean the consent of the counterparty to each Additional Contract to the assignment of each such Additional Contract to the Administrative Agent pursuant to a Security Agreement, in form and substance approved by the Administrative Agent, such approval not to be unreasonably withheld, conditioned or delayed, it being acknowledged and agreed that a consent no less favorable to the Lenders than the DLC Consent shall be deemed reasonable.

          "ADMINISTRATIVE AGENT" shall have the meaning ascribed thereto in the preamble to this Agreement.

          "ADMINISTRATIVE AGENT FEE SIDE LETTER" shall mean the letter agreement regarding the Agency Fee described therein, dated as of the Closing Date, between the Borrower and the Administrative Agent.

          "ADVANCE" shall mean, as applicable, an Acquisition Loan Advance or a Revolving Advance.

          "AEP CONSENT" shall mean a consent and acknowledgment agreement among American Electric Power Service Corporation, the Administrative Agent and Twelvepole, in regard to the Ceredo Interconnection and Operation Agreement, in form and substance reasonably satisfactory to the Arrangers.

          "AFFILIATE" shall mean, as to any Person, any other Person directly or indirectly controlling or controlled by, or under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") when used with respect to any Person means the possession, directly or indirectly, of the power either (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "AGENCY AGREEMENT" shall mean that certain Agency Agreement, dated as of April 27, 2000.

          "AGENCY FEE" shall have the meaning ascribed thereto in the Administrative Agent Fee Side Letter.

          "AGENTS" shall mean the collective reference to the Administrative Agent, the Syndication Agents and the Documentation Agents.

          "AGGREGATE COMMITMENT" shall mean with respect to each Lender, the sum of (i) its Acquisition Loan Commitment PLUS (ii) its Revolving Loan Commitment.

          "APPLICABLE LENDING OFFICE" shall mean, with respect to each Lender, such Lender's LIBO Lending Office, and, with respect to the Administrative Agent, its office located at 100 North Tryon Street, NC1-007-12-05, Charlotte, NC 28255, or such other office as the Administrative Agent may from time to time specify to the Borrower and the Lenders.

          "APPLICABLE MARGIN" shall mean the Base Rate Margin or the LIBO Rate Margin, as the context requires.

          "APPROVED CAPACITY PURCHASER" shall mean (i) CPS, for so long as it is a wholly-owned subsidiary, directly or indirectly, of Constellation Enterprises, Inc. or (ii) any Person whose long term senior unsecured indebtedness has been assigned an Investment Grade Rating by Moody's and S&P, or a Person whose obligations are guaranteed by a Person whose long term senior unsecured indebtedness has been assigned an Investment Grade Rating by Moody's and S&P.

          "APPROVED POWER PURCHASE AGREEMENT" shall mean any contract or other agreement between any Borrower Entity (or any Affiliate thereof) and an Acceptable Capacity Provider relating to capacity purchases and/or options to call on capacity from such Acceptable Capacity Provider containing provisions for, among other things, the payment by such Acceptable Capacity Provider of liquidated damages in a minimum amount equal to the cost of replacement capacity in the event of a failure to perform by such Acceptable Capacity Provider thereunder.

          "APPROVED POWER SALES AGREEMENT" shall mean any contract or other agreement, other than the Spot Power Sales Agreements, between any Borrower Entity (or any Affiliate thereof) and an Approved Capacity Purchaser relating to capacity sales and options to sell capacity to Approved Capacity Purchasers that contain provisions for, among other things, a maximum forward delivery date thereunder of less than 365 days from the date thereof.

          "ARRANGERS" shall have the meaning ascribed thereto in the preamble to this Agreement.

          "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by an assigning Lender and an assignee Lender, and accepted by the Administrative Agent, in accordance with Section 9.06 and substantially in the form of EXHIBIT K.

          "AVON LAKE" shall mean all generating units and related assets located at the generating station known as Avon Lake as more fully described on SCHEDULE 1.01(A) hereto, and all additions, modifications and improvements thereto.

          "BASE RATE" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of (a) the rate of interest announced publicly by the Administrative Agent, from time to time, as its "base rate" or "prime rate" for Dollar loans (which rate may not necessarily be its lowest rate) and in effect on any date of determination, as determined by the Administrative Agent, and (b) the sum of the Federal Funds Rate in effect on any date of determination, as determined by the Administrative Agent plus 0.50%.

          "BASE RATE ADVANCE" shall mean any Advance which bears interest based upon the Base Rate.

          "BASE RATE LOAN" shall mean a Loan consisting of simultaneous Base Rate Advances from each of the applicable Lenders.

          "BASE RATE MARGIN" shall mean, during the period, (i) from the Closing Date until the date twelve (12) months thereafter, 0.375%, (ii) from and including the date twelve (12) months after the Closing Date until the date twenty-four (24) months thereafter, 0.50% and (iii) from and including the date twenty-four (24) months after the Closing Date until and including the Final Maturity Date, 1.00%.

          "BENEFIT ARRANGEMENT" shall mean at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any Borrower Entity, the Operator or any ERISA Affiliate.

          "BORROWER" shall have the meaning ascribed thereto in the preamble to this Agreement.

          "BORROWER CONSENTS" shall mean the collective reference to (i) the DLC Consent, the FE Consent, the Operator Consent, the Harwick Consent, and the CPS Consent and (ii) all Additional Contract Consents relating to the Portfolio Assets (excluding Ceredo).

          "BORROWER ENTITY" shall mean the collective reference to the Borrower and, from and after the Ceredo Effective Date, Twelvepole.

          "BORROWER MORTGAGES" shall mean one or more Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents executed and delivered by the Borrower in favor of the Administrative Agent in respect of real property located in Allegheny County, Pennsylvania, Beaver County, Pennsylvania, Lawrence County, Pennsylvania, Washington County, Pennsylvania, Lorain County, Ohio and Trumbull County, Ohio which is owned or leased by the Borrower, substantially in the form of EXHIBIT J hereto.

          "BORROWER SECURITY AGREEMENT" shall mean that certain Security Agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent (for the benefit of the Secured Parties), substantially in the form of EXHIBIT H hereto.

          "BORROWER TWELVEPOLE LLC INTEREST PLEDGE AGREEMENT" shall mean that certain LLC Interest Pledge Agreement, dated as of the Ceredo Effective Date, among the Borrower, Twelvepole and the Administrative Agent (for the benefit of the Secured Parties), relating to the Borrower's membership interests in Twelvepole, substantially in the form of Exhibit U hereto.

          "BORROWING" shall mean a borrowing consisting of Loans made of, or Converted into, the same Type and Interest Period made on the same day by the Lenders. Borrowings consisting of Loans of the same Type and Interest Period on the same day shall be deemed a single Borrowing hereunder until repaid in full or next Converted.

          "BRUNOT ISLAND" shall mean all generating units and related assets located at the generating station known as Brunot Island, as more fully described on SCHEDULE 1.01(A) hereto, and all additions, modifications and improvements thereto.

          "BRUNOT ISLAND PIPELINE" shall mean the natural gas pipeline to be installed at Brunot Island with a transportation capacity necessary to provide gas required to operate Brunot Island at least at the capacity level contemplated in the Projections.

          "BUDGETED OPERATING COSTS" shall mean, with respect to the Operating Budget for any fiscal year of the Borrower Entities (excluding Twelvepole, until Ceredo has achieved Commercial Operation), the aggregate amount of all Operating Costs set forth in such Operating Budget.

          "BUSINESS DAY" shall mean any day, which is not a Saturday or Sunday, on which commercial banks are open for business in New York, New York and Charlotte, North Carolina and, if such day relates to a borrowing of, a payment or prepayment of principal of, or a Conversion of or into, or an interest period for, a LIBO Rate Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, Conversion or interest period, which day is also a day on which dealings in U.S. dollar deposits are carried out in the London interbank market.

          "CAPITAL EXPENDITURES" shall mean, for any period, all expenditures by any Borrower Entity (excluding expenditures of Twelvepole, until Ceredo has achieved Commercial Operation) which would be classified as "capital expenditures" in accordance with GAAP (including, without limitation, expenditures for maintenance and repairs which, in conformity with GAAP, would be capitalized and obligations under Capital Leases of any capital asset) including, without limitation, Non-Discretionary Capital Expenditures.

          "CAPITAL LEASE" shall mean, with respect to any Person, any lease of property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

          "CAPITAL STOCK" shall mean, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) the common or preference share capital of such Person, including, without limitation, partnership interests and limited liability company interests.

          "CASH RETENTION ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "CEREDO" shall mean all generating units and related assets located at the generating station known as Ceredo, as more fully described on Schedule 1.01(a) attached hereto, and all additions, modifications and improvements thereto.

          "CEREDO BOND INDENTURE" shall mean that certain Bond Indenture and Security Agreement between The County Commission of Wayne County, West Virginia and Bank One, West Virginia, National Association dated July 1, 2000.

          "CEREDO CLOSING DATE" shall mean December 15, 2000.

          "CEREDO CONSENTS" shall mean the collective reference to the Wayne County Commission Consent, the Mountaineer Consent, the AEP Consent and all Additional Contract Consents relating to Ceredo.

          "CEREDO CONSTRUCTION AND TRANSPORTATION AGREEMENT" shall mean that certain Facilities Construction and Gas Transportation Agreement between Twelvepole and Mountaineer Gas Company dated July 12, 2000.

          "CEREDO CONSTRUCTION EQUITY CONTRIBUTION AMOUNT" shall mean $100,000,000.

          "CEREDO EFFECTIVE DATE" shall mean the date on which all of the conditions precedent set forth in Section 3.03 hereof have been satisfied or waived.

          "CEREDO EFFECTIVE DATE GOVERNMENTAL APPROVALS" shall mean those Governmental Approvals relating to Ceredo or Twelvepole required to be obtained by any Credit Party on or prior to the Ceredo Effective Date, as set forth in Parts A and B of Schedule 4.04.

          "CEREDO EPC CONTRACT" shall mean that certain Engineering, Procurement and Construction Services Contract (EPC Contract) between Twelvepole and AEP Pro Serv, Inc. dated April 28, 2000 (including Change Order No. 1 dated June 21,
2000).

          "CEREDO GENERATOR PURCHASE ORDER" shall mean that certain Purchase Order for six (6) 7EA Combustion Turbine Generators between Columbia Capacity LLC and General Electric Company dated March 10, 2000.

          "CEREDO INTERCONNECTION AND OPERATION AGREEMENT" shall mean that certain Interconnection and Operation Agreement between American Electric Power Service Corporation and Twelvepole dated June 28, 2000.

          "CEREDO LEASE AGREEMENT" shall mean that certain Lease Agreement between The County Commission of Wayne County, West Virginia and Twelvepole dated July 1, 2000.

          "CEREDO PARENT GUARANTY" shall mean that certain Parent Guaranty for EPC Contract by Columbia Electric Corporation in favor of AEP Pro Serv, Inc. dated July 5, 2000.

          "CEREDO PROJECT CONTRACTS" shall mean the collective reference to (i) the Ceredo Construction and Transportation Agreement, the Ceredo EPC Contract, the Ceredo Interconnection and Operation Agreement, the Ceredo Lease Agreement, the Ceredo Purchase and Sale Agreement, the Ceredo Parent Guaranty and the Governing Documents of Twelvepole and (ii) all other material interconnection agreements, material power marketing agreements, all material transmission services agreements, all material easements and material rights-of-way, and all material utility supply agreements and all Additional Contracts relating to Ceredo.

          "CEREDO PURCHASE AGREEMENT" shall mean that certain Purchase Agreement, dated as of February 18, 2000, by and between Glenn John Meddings and Patricia Meddings, and Columbia Electric Corporation, assigned to Twelvepole pursuant to that certain Assignment of Purchase Agreement, dated May 4, 2000, by and between Columbia Electric Corporation, Twelvepole and Glenn John Meddings and Patricia Ann Meddings.

          "CEREDO PURCHASE AND SALE AGREEMENT" shall mean that certain Purchase and Sale Agreement for Ceredo Electric Generating Station Project Site between Columbia Gas Transmission Corporation and Twelvepole dated March 31, 2000.

          "CEREDO SECURITY DOCUMENTS" shall mean the collective reference to the Borrower Twelvepole LLC Interest Pledge Agreement, the Ceredo Consents, the Twelvepole Guarantee, the Twelvepole Intercompany Agreement, the Twelvepole Intercompany Working Capital Note, the Twelvepole Mortgage, the Twelvepole Security Agreement, and the Twelvepole Supplemental Agreement, along with the Twelvepole Financing Statements and all other filings made pursuant thereto.

          "CEREDO STACK PURCHASE AGREEMENT" shall mean that certain Braden Stack Purchase Agreement between Twelvepole and Braden Manufacturing for supply of six
(6) turbine exhaust systems dated August 2, 2000.

          "CEREDO TRANSFORMER PURCHASE ORDER" shall mean that certain Purchase Order for three (3) main generator/transformers between Twelvepole and Pennsylvania Transformer Technology, Inc. dated April 28, 2000 (including Change Order no. 1 dated May 5, 2000).

          "CEREDO TRANSACTION DOCUMENTS" shall mean the collective reference to the Ceredo Project Contracts and the Ceredo Security Documents.

          "CHESWICK" shall mean all generating units and related assets located at the generating station known as Cheswick, as more fully described on SCHEDULE 1.01(A) attached hereto, and all additions, modifications and improvements thereto.

          "CLEAN-UP COSTS" shall have the meaning set forth in the Environmental Insurance Policy.

          "CLOSING DATE" shall mean April 28, 2000.

          "CLOSING DATE GOVERNMENTAL APPROVALS" shall mean those Governmental Approvals required to be obtained by any Credit Party on or prior to the Closing Date, as set forth in Parts A and B of SCHEDULE 4.04 hereto.

          "CLOSING EXPENSES" shall mean all Fees payable by the Borrower on the Closing Date pursuant to any Financing Document and all other costs and expenses (including prorated taxes) payable by the Borrower in connection with the acquisition of the Portfolio Assets (excluding Ceredo) which are included in detail in the Projections or are otherwise approved by the Borrower and the Arrangers.

          "CLOSING FAILURE" shall mean the failure of the Ceredo Effective Date to occur on or before December 31, 2000.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "CO-LEAD ARRANGER" shall mean each of Banc of America Securities LLC and Goldman Sachs Credit Partners L.P., or any of their respective Affiliates which becomes a party to this Agreement and the other applicable Financing Documents as a "Co-Lead Arranger".

          "COLLATERAL" shall mean at any time all property and interest of any kind, now owned or hereafter acquired, which is at such time subject to, or purported to be subject to, a Lien in favor of the Administrative Agent (for the benefit of the Secured Parties) created or granted pursuant to the Security Documents in effect at such time.

          "COLUMBIA CAPACITY" means Columbia Capacity, LLC, a Delaware limited liability company.

          "COMMERCIAL OPERATION" shall mean and shall be deemed to have occurred upon (i) receipt by the Administrative Agent of a certificate of the Independent Engineer certifying that each "Phase" and the "Facility" have achieved "Substantial Completion" (as such terms are defined in the Ceredo EPC Contract), or (ii) in the event any "Phase" or the "Facility" shall not have achieved "Substantial Completion" (as such terms are defined in the Ceredo EPC Contract), then (A) upon delivery by Borrower to the Arrangers of an officer's certificate certifying (1) the amount of megawatts and associated heat rate of each such "Phase" or such "Facility" successfully tested pursuant to the Ceredo EPC Contract, (2) the amount of liquidated damages or other amounts which will be applied in prepayment of the Loans upon approval by the Arrangers of the certifications set forth in such Borrower certificate, and (3) that the Borrower is then in compliance with its covenants under Section 5.25, (B) approval by the Arrangers (after consultation with the Independent Engineer) of the certifications set forth in such Borrower certificate and (C) deposit of the liquidated damages and other amounts described in Clause (A)(2) above to the Extraordinary Proceeds Account for application in prepayment of the Loans in accordance with the Deposit Account Agreement.

          "COMMITMENT FEES" shall mean any fees payable by the Borrower to the Administrative Agent (for the account of the Lenders) in accordance with Section 2.05(a).

          "COMMITMENTS" shall mean the collective reference to the Acquisition Loan Commitments and the Revolving Loan Commitments.

          "CONDEMNATION PROCEEDS" shall mean all amounts and proceeds (including instruments) received in respect of any action by any Governmental Authority to condemn, or obtain through powers of eminent domain any portion of the Portfolio Assets or the property or assets of any Borrower Entity.

          "CONSENTS" shall mean the collective reference to (i) the Borrower Consents and (ii) from and after the Ceredo Effective Date, the Ceredo Consents.

          "CONTRACTUAL OBLIGATION" shall mean, with respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement to which such Person is a party or by which it or any of its properties is bound or subject.

          "CONVERSION", "CONVERT" or "CONVERTED" each refers to a conversion of Loans pursuant to Section 2.04, including but not limited to any selection of a longer of shorter Interest Period to be applicable thereto or any continuation of a Loan as described in Section 2.04.

          "COSI" shall mean Constellation Operating Services, Inc., a Maryland corporation.

          "COSI TECHNICAL SUPPORT AGREEMENT" shall mean the Technical Support Agreement, dated as of April 26, 2000, by and between COSI and the Sponsor relating to the O&M Agreement.

          "CPI" shall mean the price index computed and issued monthly by the Bureau of Labor Statistics of the U. S. Department of Labor.

          "CPS" shall mean Constellation Power Source, Inc., a Delaware corporation.

          "CPS CONSENT" shall mean that certain consent and acknowledgement agreement among CPS, the Borrower and the Administrative Agent.

          "CPS STRATEGIC ALLIANCE AGREEMENT" shall mean that certain Strategic Alliance Agreement, dated as of March 10, 1998, between the Sponsor and CPS.

          "CREDIT PARTY" shall mean each of the Sponsor, Harwick, the Borrower, each Partner, and, from and after the Ceredo Effective Date, Twelvepole.

          "DEBT SERVICE" shall mean, for any period and without duplication, the difference between (a) the sum of (i) all interest payments paid, payable or accrued on all Indebtedness of the Borrower for borrowed money during such period, (ii) scheduled principal due and payable on all Indebtedness of the Borrower for borrowed money during such period, and (iii) all payments under Interest Hedge Contracts paid by the Borrower during such period, and (iv) all Fees (other than Fees constituting Closing Expenses) payable by the Borrower pursuant to any Financing Document during such period, MINUS (b) amounts, if any, received by the Borrower under Interest Hedge Contracts during such period; PROVIDED, THAT, nothing in this definition shall be deemed to modify Section
6.02 hereof.

          "DEBT SERVICE ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "DEBT SERVICE COVERAGE RATIO" shall mean, for any period of determination, the ratio of (i) Net Cash Flow, to (ii) Debt Service, calculated on a trailing twelve (12) month basis, except as expressly provided in Section 6.13(a).

          "DEBT SERVICE RESERVE ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "DEBT SERVICE RESERVE REQUIREMENT" shall mean $45,000,000.

          "DEFAULT" shall mean any condition or event which, with giving of notice or lapse of time or both, would constitute an Event of Default.

          "DEFAULT RATE" shall mean the rate determined pursuant to Section 2.06(c).

          "DEPOSIT ACCOUNT AGREEMENT" shall mean that certain Amended and Restated Deposit Account Agreement, dated as of the Ceredo Closing Date, between the Borrower and the Administrative Agent (for the benefit of the Secured Parties), substantially in the form of EXHIBIT F hereto.

          "DISCRETIONARY CAPITAL EXPENDITURES" shall mean all capital expenditures which are not Non-Discretionary Capital Expenditures.

          "DISTRIBUTION" shall mean any payment or other distribution of assets, properties, cash, rights, obligations or securities to any Person constituting Estimated Income Taxes or otherwise in respect of such Person's equity ownership interest in the Borrower or on account of any Permitted Equity Owner Loans.

          "DISTRIBUTION ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "DISTRIBUTION HOLDBACK ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "DLC" shall mean Duquesne Light Company Inc., a Pennsylvania corporation.

          "DLC CONSENT" shall mean that certain consent and acknowledgment agreement among DLC, the Administrative Agent and the Borrower in regard to the DLC Documents in form and substance reasonably acceptable to the Arrangers.

          "DLC DOCUMENTS" shall mean the collective reference to the Acquisition Agreement, the DLC Interconnection Agreements, the DLC Must-Run Agreements, the POLR Agreement, the POLR II Agreement and the DLC Easement and Attachment Agreement.

          "DLC EASEMENT AND ATTACHMENT AGREEMENTS" shall mean the Easement, License and Attachment Agreements to be entered into between the Borrower and DLC in substantially the form attached as Exhibit D.1 to the Acquisition Agreement.

          "DLC INTERCONNECTION AGREEMENTS" shall mean the Connection and Site Agreements to be entered into between the Borrower and DLC in respect of each of Brunot Island, Cheswick, Elrama, and Phillips in substantially the form attached as Exhibit C.1 to the Acquisition Agreement.

          "DLC LETTER OF CREDIT" shall mean one or more irrevocable standby letters of credit, substantially in the form of EXHIBIT M hereto issued pursuant to Section 2.16 and satisfying the requirements set forth in the POLR Agreement and the POLR II Agreement.

          "DLC LETTER OF CREDIT AVAILABILITY PERIOD" shall mean the period from and including the Closing Date to but excluding the earliest of (a) the date six Business Days prior to the Final Maturity Date and (b) the termination of the Revolving Loan Commitments in accordance with the terms hereof.

          "DLC LETTER OF CREDIT DISBURSEMENT" shall mean a payment or disbursement made by the Issuing Bank pursuant to a DLC Letter of Credit.

          "DLC LETTER OF CREDIT EXPOSURE" shall mean at any time the sum of (a) the aggregate undrawn amount of a DLC Letter of Credit, plus (b) the aggregate amount of all DLC Letter of Credit Disbursements not yet reimbursed by the Borrower as provided in Section 2.16. The DLC Letter of Credit Exposure of any Revolving Lender at any time shall mean its Pro Rata Share (based on such Revolving Lender's Revolving Loan Commitment) of the aggregate DLC Letter of Credit Exposure at such time.

          "DLC LETTER OF CREDIT FEE" shall mean the fee payable to the Issuing Bank and the Revolving Lenders pursuant to Section 2.16(f).

          "DLC MUST-RUN AGREEMENTS" shall mean the Must-Run Agreements to be entered into between the Borrower and DLC in respect of each of Cheswick and Elrama in substantially the form attached as Exhibit E to the Acquisition Agreement.

          "DOCUMENTATION AGENTS" shall have the meaning ascribed thereto in the preamble to this Agreement.

          "DUQUESNE CONTROL AREA" shall mean the electric system or systems owned or operated by DLC, bounded by interconnection metering and telemetry, capable of controlling generation to maintain its interchange schedule with other control areas and contributing to frequency regulation of the facilities that connect DLC's electric system with other systems or control areas or with non-utility generators.

          "DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

          "EASEMENT AND ATTACHMENT AGREEMENTS" shall mean the collective reference to the DLC Easement and Attachment Agreement and the FE Easement and Attachment Agreements.

          "ECAR" shall mean the Eastern Central Area Reliability Council.

          "EFFECTIVE DATE" shall have the meaning ascribed thereto in Section 9.06(c).

          "ELRAMA" shall mean all generating units and related assets located at the generating station known as Elrama, as more fully described on SCHEDULE 1.01(A) attached hereto, and all additions, modifications and improvements thereto.

          "EMERGENCY" shall mean a condition or situation which in the reasonable judgment of the relevant Borrower Entity either affects or will affect such Borrower Entity's ability to safely operate any portion of the Portfolio Assets or the ability of any portion of the Portfolio Assets to operate due to any sudden or unexpected mechanical breakdown or other unforeseen event.

          "ENVIRONMENTAL CLAIM" shall mean, with respect to any Person, any written notice, claim, assertion, administrative, regulatory or judicial action, suit, judgment, demand or other written communication by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property of such Person, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, use, Release or threatened Release into the environment of any Hazardous Material at any location, whether or not owned by such Person or (b) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "ENVIRONMENTAL INSURANCE POLICY" shall mean the environmental impairment liability policy as more particularly described in Paragraph A(7) of
SCHEDULE 5.06.

          "ENVIRONMENTAL LAWS" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements with any Governmental Authority issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

          "ENVIRONMENTAL LIABILITY" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities, and including any Lien filed against any Portfolio Asset in favor of any Governmental Authority), of any Borrower Entity directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "EQUITY CONTRIBUTION AGREEMENT" shall mean that certain Equity Contribution Agreement, dated as of the Closing Date, among the Sponsor, the Borrower and the Administrative Agent (for the benefit of the Secured Parties), substantially in the form of EXHIBIT L hereto.

          "EQUITY CONTRIBUTION AMOUNT" shall mean $705,000,000.

          "EQUITY PROCEEDS ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA AFFILIATE" shall mean any trade, business or entity (whether or not incorporated) that is treated as a member of a group described in Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA that includes the Borrower, or members of the same "controlled group" as the Borrower pursuant to Section 4001(a)(14) of ERISA.

          "ESTIMATED INCOME TAXES" for any period, shall mean the amount calculated in accordance with the formula set forth on Annex III hereto.

          "EVENT OF DEFAULT" shall have the meaning ascribed thereto in Article VII hereof.

          "EXTRAORDINARY PROCEEDS" shall mean the collective reference to (i) Condemnation Proceeds, (ii) proceeds realized from the sale of assets by any Borrower Entity pursuant to Section 6.11(c), (iii) net proceeds from the issuance of debt (other than Permitted Equity Owner Loans and other Permitted Indebtedness) or equity by any Borrower Entity, (iv) any liquidated damage payments or penalties received by any Borrower Entity pursuant to any Project Contract, (v) indemnity payments received under the Acquisition Agreement (other than indemnity payments in respect of third party claims) and (vi) property and casualty Insurance Proceeds, to the extent such Insurance Proceeds are not applied to the reconstruction, repair or replacement of the affected Portfolio Assets pursuant to the Deposit Account Agreement.

          "EXTRAORDINARY PROCEEDS ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "FE CONSENT" shall mean that certain consent and acknowledgment agreement among the FE Subsidiaries, the Administrative Agent and the Borrower in regard to the FE Documents in form and substance reasonably acceptable to the Arrangers.

          "FE DOCUMENTS" shall mean the collective reference to the Acquisition Agreement, the FE Interconnection Agreements, the FE Must-Run Agreements, and the FE Easement and Attachment Agreements.

          "FE EASEMENT AND ATTACHMENT AGREEMENTS" shall mean the Easement, License and Attachment Agreements to be entered into between the Borrower and applicable FE Subsidiary in substantially the form attached as Exhibit D.2 to the Acquisition Agreement.

          "FE INTERCONNECTION AGREEMENTS" shall mean the Connection and Site Agreements to be entered into between the Borrower and the applicable FE Subsidiary in respect of each of Avon Lake, New Castle and Niles in substantially the form attached as Exhibit C.2 to the Acquisition Agreement.

          "FE MUST-RUN AGREEMENTS" shall mean the Must-Run Agreements entered into between the Borrower and each FE Subsidiary in respect of each of Avon Lake, New Castle and Niles in substantially the form attached as Exhibit E to the Acquisition Agreement.

          "FE SUBSIDIARIES" shall mean the collective reference to The Cleveland Electric Illuminating Company, an Ohio corporation, Ohio Edison Company, an Ohio corporation, and Pennsylvania Power Company, a Pennsylvania corporation.

          "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by it.

          "FEE SIDE LETTERS" shall mean the letter agreement or agreements, among the Borrower, the Arrangers, the Administrative Agent, the Syndication Agents and the Documentation Agents, or any of them.

          "FEES" shall mean the Agency Fee, the Commitment Fees, the DLC Letter of Credit Fees, the Operational Letter of Credit Fees and any other fees payable by the Borrower to any Secured Party pursuant to any Financing Documents.

          "FINAL MATURITY DATE" shall mean with respect to the Acquisition Loans and the Revolving Loans, the earlier to occur of (i) October 28, 2002 and (ii) the date of acceleration of any of the Loans pursuant to the terms of the Financing Documents.

          "FINANCING DOCUMENTS" shall mean the collective reference to the Credit Agreement, the Notes, the Letters of Credit, the Security Documents, the Interest Hedge Contracts and the Fee Side Letters.

          "FINANCING STATEMENT" shall mean any UCC-1 financing statement or other similar instrument which is filed pursuant to a Security Agreement or any of the Mortgages to perfect the security interest purported to be created thereby.

          "FPA" shall mean the Federal Power Act of 1920.

          "FUEL CONSULTANT" shall mean Pace Global Energy Services, LLC, as fuel consultant to the Arrangers, the Lenders and the Agents, or any successor thereto appointed by the Administrative Agent on the direction of the Required Lenders after consultation with the Borrower.

          "FUEL CONSULTANT'S REPORT" shall mean the report of the Fuel Consultant, dated April 28, 2000.

          "FUEL PLAN" shall mean the plan of the Borrower addressing the sale, procurement, transportation, delivery and management of fuel to the Portfolio Assets (excluding Ceredo, until it has achieved Commercial Operation) and the disposal of ash and gypsum for the period from the Closing Date until the conclusion of the current calendar year and a similar plan delivered in respect of each calendar year thereafter in accordance with Section 5.24 below. The initial Fuel Plan shall be reasonably satisfactory to the Arrangers (in consultation with the Fuel Consultant) in all respects and subsequent Fuel Plans shall be reasonably satisfactory to the Administrative Agent (in consultation with the Fuel Consultant) in all respects.

          "FUEL SUPPLIER" shall mean each party to a Fuel Supply Agreement having the obligation thereunder to supply fuel to any of the Portfolio Assets.

          "FUEL SUPPLY AGREEMENTS" shall mean the Acquired Fuel Supply Contracts and other material fuel contracts existing on the Closing Date.

          "FUNDING BREAKAGE COSTS" shall have the meaning ascribed thereto in
Section 2.09(c).

          "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States of America.

          "GENERAL PARTNER" shall mean Orion Power MidWest GP, Inc., a Delaware corporation and 1% general partner of the Borrower.

          "GOLDMAN ENTITIES" shall mean the collective reference to GS Capital Partners II, L.P., GS Capital Partners III, L.P., Stone Street Fund 1998, L.P., Bridge Street Fund 1998, L.P., GS Capital Partners II Offshore, L.P., GS Capital Partners III Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH (for GS Capital Partners II Germany C.L.P. and GS Capital Partners III Germany C.L.P.) and any other investment fund that is an Affiliate of The Goldman Sachs Group, Inc.

          "GOVERNING DOCUMENTS" of any Person shall mean the charter and by-laws, memorandum or articles of association, partnership agreement, operating agreement or other organizational or governing documents of such Person.

          "GOVERNMENTAL APPROVALS" shall mean any action, authorization, certificate, consent, waiver, approval, license, franchise, lease, ruling, permit, variance, order, right, tariff, rate, certification, exemption of or from, and any filing or registration with, any Governmental Authority (including, without limitation, all environmental permits) relating to the acquisition, ownership, operation or maintenance of the Portfolio Assets or to the execution, delivery or performance of any Project Contract by any Person party thereto.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state, county, city or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

          "GP PARTNERSHIP INTEREST PLEDGE AGREEMENT" shall mean that certain Partnership Interest Pledge Agreement, dated as of the Closing Date, among the General Partner, the Borrower and the Administrative Agent (for the benefit of the Secured Parties), relating to the General Partner's interest in the Borrower, substantially in the form of EXHIBIT I-1 hereto.

          "GUARANTEE OBLIGATION" shall mean the obligation or agreement of any Person, contingently or otherwise, to purchase or repurchase the Indebtedness of, or assume, guaranty, endorse or otherwise become or remain liable, directly or indirectly, for the Indebtedness, obligations, stock or dividends of any other Person.

          "HARWICK" shall mean MidWest Ash Disposal, Inc., a Delaware corporation and a wholly-owned subsidiary of Orion Power Operating Services, Inc. and the Sponsor.

          "HARWICK ASH AGREEMENT" shall mean that certain ash handling and leachate management contract dated April 28, 2000 by and between the Borrower and Harwick.

          "HARWICK CONSENT" shall mean that certain consent and acknowledgment agreement among Harwick, the Administrative Agent and the Borrower relating to the Harwick Ash Agreement, in form and substance reasonably acceptable to the Arrangers.

          "HARWICK MINE COMPLEX" shall mean the mines and subsurface rights consisting of those certain coal mines known as the Monarch, Cornell and Old Harwick Mines as described in the Cheswick Real Property portion of Schedule 4.9 of the Acquisition Agreement, exclusive of the Monarch Mine Dewatering Facility.

          "HAZARDOUS MATERIALS" shall mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "INDEBTEDNESS" of any Person shall mean:

          (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, all obligations contingent or otherwise of such Person in connection with acceptance, letter of credit or similar facilities and in connection with any agreement to purchase, redeem or otherwise acquire for value any Capital Stock of such Person, or any rights or options to acquire such Capital Stock, now or hereafter outstanding);

          (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments or securities;

          (iii) all indebtedness created or arising under any sale and leaseback arrangement, conditional sale or other title retention agreement with respect to property owned or acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

          (iv) all rental obligations under Capital Leases to the extent not included in clause (iii) above;

          (v) all Guarantee Obligations, all contingent reimbursement obligations under undrawn letters of credit and all other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of others;

          (vi)   all "take or pay" obligations of such Person;

          (vii) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed, but only to the extent of such property's fair market value; and

          (viii) all obligations of such Person under Interest Hedge Contracts to the extent not included in clauses (i) through (vii) above.

          "INDEMNIFIED PERSON" shall have the meaning ascribed thereto in
Section 9.04.

          "INDEPENDENT ENGINEER" shall mean Stone & Webster, as independent engineer for the Arrangers, the Lenders and the Agents or any successor thereto appointed by the Administrative Agent at the direction of the Required Lenders after consultation with the Borrower.

          "INDEPENDENT ENGINEER'S REPORT" shall mean the report of the Independent Engineer, dated April 28, 2000.

          "INSURANCE CONSULTANT" shall mean Marsh USA, Inc. as insurance consultant to the Arrangers, the Lenders and the Agents, or any successor thereto appointed by the Administrative Agent on the direction of the Required Lenders after consultation with the Borrower.

          "INSURANCE CONSULTANT'S REPORT" shall mean the report of the Insurance Consultant, dated April 28, 2000.

          "INSURANCE POLICIES" shall mean the policies of insurance with respect to the ownership, operation or maintenance of the Portfolio Assets meeting the requirements set forth in SCHEDULE 5.06.

          "INSURANCE PROCEEDS" shall mean all amounts and proceeds (including interest, if any, thereon) and instruments in respect of the proceeds of any Insurance Policy (other than in respect of business interruption insurance) receivable by, or for the account of, any Borrower Entity.

          "INSURANCE PROCEEDS ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "INTELLECTUAL PROPERTY" shall have the meaning ascribed thereto in
Section 4.19.

          "INTERCONNECTION AGREEMENTS" shall mean the collective reference to the DLC Interconnection Agreements and the FE Interconnection Agreements.

          "INTEREST HEDGE CONTRACTS" shall mean interest rate swaps, caps, options or other interest rate hedging mechanisms entered into by the Borrower and reasonably approved by the Agents to provide protection against changes in interest rates.

          "INTEREST PAYMENT DATE" shall mean (i) with respect to any LIBO Rate Loan, the last day of the Interest Period applicable to such Loan, and, in the case of an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Loan and, in addition, the date of any refinancing or Conversion of such LIBO Rate Loan with or to a Loan of a different Type or with a different Interest Period, (ii) with respect to any Base Rate Loan, each Quarterly Payment Date and, in addition, the date of any refinancing or Conversion of such Base Rate Loan with or to a Loan of a different Type, and (iii) the Final Maturity Date.

          "INTEREST PERIOD" shall mean, for each LIBO Rate Loan the period from the date on which such LIBO Rate Loan was most recently Converted or, if not previously Converted, on which such LIBO Rate Loan was made, to (and including) a date selected by the Borrower in accordance with this definition and Article II hereof.

          All Loans comprising part of the same Borrowing shall have the same Interest Period. The duration of each Interest Period for any LIBO Rate Loan shall be 1, 3, 6 or, if available, 12 months, in each case as the Borrower may select in the relevant Notice of Borrowing or Notice of Conversion; provided, that:

          (i) any Interest Period for any Loan which would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day unless such extension would cause the last day of such Interest Period to occur in the next following calendar month, in which case the last day of such Interest Period shall occur on the next preceding Business Day;

          (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

          (iii) the Borrower may not select any Interest Period which ends after the Final Maturity Date.

          "INTERIM OPERATING BUDGET" shall mean, during the period of any dispute described in Section 5.11(a), an Operating Budget contemplating expenditures in an amount equal to the lesser of (i) the expenditures contemplated in the Operating Budget in effect for the immediately preceding calendar year (as adjusted by the current year's annual increase in the CPI over such preceding calendar year or as further adjusted for changes in variable costs attributable to changes in dispatch requirements during such current year) and (ii) the expenditures contemplated in the Projections (or if delivered more recently, the projections described in Section 5.10(c) hereof).

          "INTERRUPTIBLE LOAD" shall mean, for any Person, any power supply obligations of such Person, to the extent that any (i) interruption, discontinuance or curtailment thereof, or (ii) any other failure to fulfill any such obligation, will not result in any penalty, breach of contract or other liability to any other Person.

          "INVESTIGATION PLAN" shall have the meaning set forth in Section 5.21(c)(i).

          "INVESTMENT" shall mean, with respect to any Person, any direct or indirect advance, loan or other extension of credit or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any other Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, bonds, notes, debentures or other securities issued by any other Person.

          "INVESTMENT GRADE RATING" shall mean, in respect of any nationally recognized statistical rating organization (as such term is defined in the Rules under the Securities Exchange Act of 1934, as amended), one of such organization's generic categories that signifies investment grade.

          "ISSUING BANK" shall mean Bank of America, N.A., in its capacity as the issuer of the DLC Letter of Credit and any Operational Letters of Credit, and its successors in such capacity.

          "KNOWN CONDITIONS LIST" shall mean those Pollution Conditions identified in the reports and documents set forth on SCHEDULE 1.01(B).

          "LENDER" shall have the meaning ascribed thereto in the preamble to this Agreement.

          "LETTER OF CREDIT EXPOSURE" shall mean at any time the sum of (a) the DLC Letter of Credit Exposure, plus (b) the Operational Letter of Credit Exposure.

          "LETTERS OF CREDIT" shall mean the DLC Letter of Credit and all Operational Letters of Credit.

          "LIBO LENDING OFFICE" shall mean, with respect to any Lender, the office of such Lender specified as its "LIBO Lending Office" opposite its name on ANNEX I hereto, as such annex may be amended from time to time, or such other office of an Affiliate of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "LIBO RATE" shall mean, with respect to any LIBO Rate Loan for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Market Page 3750 (or any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBO Rate" shall mean, for any LIBO Rate Loan for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, THAT, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

          "LIBO RATE ADVANCE" shall mean an Advance which bears interest based upon the LIBO Rate.

          "LIBO RATE LOAN" shall mean a Loan consisting of simultaneous LIBO Rate Advances from each of the applicable Lenders.

          "LIBO RATE MARGIN" shall mean, during the period, (i) from the Closing Date to the date twelve (12) months thereafter, 1.3750%, (ii) from and including the date twelve (12) months after the Closing Date until the date twenty-four
(24) months thereafter, 1.50% and (iii) from and including the date twenty-four
(24) months after the Closing Date until and including the Final Maturity Date, 2.00%.

          "LIEN" shall mean any mortgage, deed of trust, pledge, security interest, encumbrance, lien, option, restriction, charge or deposit arrangement or other arrangement having the practical effect of the foregoing or other preferential arrangement of any other kind and shall include the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement.

          "LIMITED PARTNER" shall mean Orion Power MidWest LP, Inc., a Delaware corporation and 99% limited partner of the Borrower.

          "LOAN PROCEEDS ACCOUNTS" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "LOANS" shall mean the Acquisition Loans and the Revolving Loans, or any of them, as the case may be.

          "LP PARTNERSHIP INTEREST PLEDGE AGREEMENT" shall mean that certain Partnership Interest Pledge Agreement, dated as of the Closing Date, among the Limited Partner, the Borrower and the Administrative Agent (for the benefit of the Secured Parties), relating to the Limited Partner's interest in the Borrower, substantially in the form of EXHIBIT I-2 hereto.

          "MAINTENANCE CAPITAL EXPENDITURES" shall mean all items identified as capital expenditures in an Operating Budget (as administered pursuant to Section
5.11 hereof) which are necessary to maintain the Portfolio Assets (excluding Ceredo, until it has achieved Commercial Operation) in accordance with the O&M Plan and Prudent Industry Practice.

          "MAINTENANCE EXPENDITURES" shall mean any amounts from time to time paid by any Borrower Entity (excluding amounts paid by Twelvepole, until Ceredo has achieved Commercial Operation) in respect of labor, materials and other direct expenses for any major maintenance procedure for any Portfolio Asset which requires significant disassembly or shutdown of such Portfolio Asset pursuant to manufacturers' guidelines or recommendations, engineering or operating considerations or the requirements of any applicable Requirement of Law.

          "MAJOR PROJECT PARTY" shall mean the collective reference to DLC, each FE Subsidiary, CPS, the Operator, Harwick and each other Person from time to time party to a Project Contract.

          "MARGIN STOCK" shall have the meaning ascribed thereto in Regulation
U.

          "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (i) the ability of any Credit Party or any Major Project Party to perform their respective obligations under any Transaction Document to which it is a party;
(ii) the legality, validity or enforceability of any Transaction Document; (iii) the performance, operations, prospects, business, property, assets, liabilities or financial condition of the Borrower Entities or of the Portfolio Assets taken as a whole (provided, however, that when the term "Material Adverse Effect" is used as contemplated in Section 3.03, the phrase "taken as a whole" shall apply only to Ceredo and Twelvepole); or (iv) the rights or interests of the Secured Parties under the Financing Documents, including, without limitation, any security interest in the Collateral granted pursuant thereto.

          "MATERIAL PLAN" shall mean at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

          "MAXIMUM ACQUISITION LOAN AMOUNT" shall mean $1,110,000,000.

          "MAXIMUM PERMITTED DISTRIBUTION AMOUNT" shall mean $175,000,000.

          "MAXIMUM REVOLVING LOAN AMOUNT" shall mean $90,000,000.

          "MONARCH MINE DEWATERING FACILITY" shall mean the wastewater collection, treatment and discharge facilities, including without limitation any and all improvements, structures, or equipment, used in the collection, treatment and discharge of wastewater that is located in the Township of Indiana, County of Allegheny, Pennsylvania on the real property described as the "Parcel Third" in the Cheswick facility real property description found at
Schedule 4.9 to the Acquisition Agreement.

          "MOODY'S" shall mean Moody's Investors Service, Inc., and its successors.

          "MORTGAGES" shall mean the collective reference to (i) the Borrower Mortgages and (ii) from and after delivery thereof, the Twelvepole Mortgage.

          "MOUNTAINEER CONSENT" shall mean a consent and acknowledgment agreement among Mountaineer Gas Company, the Administrative Agent and Twelvepole, in regard to the Ceredo Construction and Transportation Agreement, in form and substance reasonably satisfactory to the Arrangers.

          "MULTIEMPLOYER PLAN" shall mean at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any Borrower Entity, the Operator or any ERISA Affiliate makes, or is making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be an ERISA Affiliate during such five year period.

          "MUST-RUN AGREEMENTS" shall mean the collective reference to the DLC Must-Run Agreements and the FE Must Run Agreements.

          "NET CASH FLOW" shall mean for any period, the amount, if any, by which Revenues for such period exceed Operating Costs for such period.

          "NEW CASTLE" shall mean all generating units and related assets located at the generating station known as New Castle, as more fully described on SCHEDULE 1.01(A) hereto, and all additions, modifications and improvements thereto.

          "NILES" shall mean all generating units and related assets located at the generating station known as Niles, as more fully described on SCHEDULE 1.01(A) hereto, and all additions, modifications and improvements thereto.

          "NON-DISCRETIONARY CAPITAL EXPENDITURES" shall mean, for any given period, all amounts actually paid by any Borrower Entity (excluding Twelvepole, until Ceredo has achieved Commercial Operation) in respect of Replacement Capital Expenditures, Maintenance Capital Expenditures, and other capital expenditures necessary to maintain the Portfolio Assets in accordance with Requirements of Law (including Environmental Laws), Prudent Industry Practice or any material Project Contract.

          "NON-OWNED COVERED LOCATIONS SCHEDULE" shall mean the "Non-Owned Covered Locations Schedule" attached to and made a part of the Environmental Insurance Policy.

          "NON-RECOURSE PARTY" shall have the meaning ascribed thereto in
Section 9.16.

          "NOTES" shall mean the collective reference to the Acquisition Loan Notes and the Revolving Loan Notes.

          "NOTICE DATE" shall have the meaning ascribed thereto in Section 2.09(d).

          "NOTICE OF ACQUISITION BORROWING" shall have the meaning ascribed thereto in Section 2.03(a).

          "NOTICE OF BORROWING" shall mean a Notice of Acquisition Borrowing or a Notice of Revolving Borrowing, as the context requires.

          "NOTICE OF CONVERSION" shall have the meaning ascribed thereto in
Section 2.04.

          "NOTICE OF REVOLVING BORROWING" shall have the meaning ascribed thereto in Section 2.03(b).

          "O&M AGREEMENT" shall mean that certain Operation and Maintenance Agreement, dated as of April 28, 2000 between the Borrower and the Operator.

          "O&M PLAN" shall mean the plan of the Borrower (delivered to the Arrangers on or before the Closing Date) addressing the operation and maintenance of the Portfolio Assets (excluding Ceredo, until it has achieved Commercial Operation) that is reasonably satisfactory to the Arrangers (in consultation with the Independent Engineer) in all respects, as the same may be amended from time to time by the Borrower with the prior written consent of the Arrangers (in consultation with the Independent Engineer), such consent not to be unreasonably withheld, delayed or conditioned.

          "OBLIGATIONS" shall mean (i) all principal, interest, fees and other liabilities payable from time to time by the Credit Parties to the Secured Parties under the Financing Documents (including, without limitation, those payable with respect to any Loan, the DLC Letter of Credit and any Operational Letters of Credit) as well as all other indebtedness, obligations and liabilities (including, without limitation, guaranties and other contingent liabilities) of the Credit Parties to the Secured Parties arising under or in connection with any Financing Document, in each case whether now existing or hereafter arising, (ii) all obligations under any Interest Hedge Contracts to which a Swap Bank is a party relating to the Obligations referred to in clause
(i) above, (iii) any and all sums advanced by the Secured Parties pursuant to the Financing Documents in order to preserve the Collateral or preserve the Administrative Agent's security interest in the Collateral and (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Credit Parties referred to above, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Parties of their rights hereunder or under any other Financing Document, together with attorneys' fees and disbursements and court costs.

          "OPERATING ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "OPERATING BUDGET" shall mean a budget of Revenues, Debt Service, Non-Discretionary Capital Expenditures, Discretionary Capital Expenditures and Operating Costs for the then current calendar year and the immediately succeeding calendar year; and, for each full calendar year thereafter, a similar budget for such calendar year and the immediately succeeding calendar year in each instance, set forth on a monthly basis in each case, as such budget is determined and administered pursuant to Section 5.11 hereof. The initial Operating Budget shall be in form and substance satisfactory to the Arrangers and the Borrower, and subsequent Operating Budgets shall be in form and substance satisfactory to the Borrower and the Administrative Agent (after consultation with the Independent Engineer).

          "OPERATING COSTS" shall mean with respect to the Borrower Entities or the Portfolio Assets (excluding Twelvepole and Ceredo, until Ceredo has achieved Commercial Operation), for any period, the difference between (a) the sum (without duplication) of the following amounts, in each case to the extent disbursed in cash by, or for the benefit of, any Borrower Entity or the Portfolio Assets during such period: (i) the sum of all salaries, employee benefits, labor costs and other compensation expended in the operation of the Portfolio Assets, PLUS (ii) the cost of raw materials, emissions control related costs (including costs of required materials, supplies and chemicals relating to operations of emission control equipment and costs of emission offsets), fuel, fuel related taxes, fuel procurement and handling costs, ash handling costs, permitting and licensing costs and the cost of other materials, supplies and utilities, including the transportation costs for raw materials, fuel and such other materials, supplies and utilities, consumed in the operation of the Portfolio Assets, PLUS (iii) insurance premiums incurred in maintaining the insurance coverages required by this Agreement and the other Project Contracts, PLUS (iv) all other cash expenditures for administrative expense, operating costs, power marketing costs (but only to the extent of the Monthly Fee payable under (and as defined in) the Agency Agreement as in effect on the date hereof), and energy hedging costs, ancillary service and transmission procurement costs and expenses, professional expenses, Maintenance Expenditures and property taxes, incurred in the operation of the Portfolio Assets, PLUS (v) all costs and expenses paid by any Borrower Entity pursuant to any O&M Agreement, PLUS (vi) all Non-Discretionary Capital Expenditures, PLUS (vii) all amounts paid by any Borrower Entity in respect of any Emergency during such period and PLUS (viii) amounts deposited into the Replacement Capital Expenditure Pre-Funding Account and (b) amounts released from the Replacement Capital Expenditure Pre-Funding Account during such period and used to satisfy Replacement Capital Expenditures contemplated by the approved Operating Budget.

          "OPERATIONAL LETTER OF CREDIT" shall mean any letter of credit issued by the Issuing Bank for the account of the Borrower in accordance with the terms of Section 2.17.

          "OPERATIONAL LETTER OF CREDIT AVAILABILITY PERIOD" shall mean the period from and including the Closing Date to but excluding the earliest of (a) the date five Business Days prior to the Final Maturity Date and (b) the termination of the Revolving Loan Commitments in accordance with the terms hereof.

          "OPERATIONAL LETTER OF CREDIT EXPOSURE" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Operational Letters of Credit, plus (b) the aggregate amount of all Operational Letter of Credit Disbursements not yet reimbursed by the Borrower as provided in Section 2.17. The Operational Letter of Credit Exposure of any Revolving Lender at any time shall mean its Pro Rata Share (based on such Revolving Lender's Revolving Loan Commitment) of the aggregate Operational Letter of Credit Exposure at such time.

          "OPERATIONAL LETTER OF CREDIT FEE" shall mean the fee payable to the Issuing Bank and the Revolving Lenders pursuant to Section 2.17(f).

          "OPERATIONAL PLANS" shall mean the collective reference to the Fuel Plan, the O&M Plan and the Power Marketing Plan, each as in effect from time to time.

          "OPERATOR CONSENT" shall mean that certain consent and acknowledgment agreement, among Operator, the Administrative Agent and the Borrower relating to the O&M Agreement, in form and substance reasonably acceptable to the Arrangers.

          "OPERATOR" shall mean Orion Power Operating Services MidWest, Inc., a Maryland corporation.

          "PARTNERS" shall mean the collective reference to the General Partner and the Limited Partner.

          "PARTNERSHIP INTEREST PLEDGE AGREEMENTS" shall mean the collective reference to the GP Partnership Interest Pledge Agreement and the LP Partnership Interest Pledge Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

          "PERMITTED DISTRIBUTION" shall have the meaning ascribed thereto in the Deposit Account Agreement.

          "PERMITTED EQUITY OWNER LOANS" shall mean any loan from the Sponsor or any Subsidiary of the Sponsor that owns, directly or indirectly, 100% of the partnership interests of the Borrower to the Borrower which (a) is unsecured,
(b) does not require payments of principal or interest to be made thereunder or permit any exercise of lender remedies (including, without limitation, acceleration of the applicable indebtedness) until after all of the Obligations have been indefeasibly paid in full in cash, all Letters of Credit have been cancelled or have expired and all amounts thereunder have been indefeasibly reimbursed in full in cash and all Commitments have terminated; PROVIDED, THAT, the Borrower may make payments of principal or interest out of amounts permitted to be paid as equity distributions pursuant to Section 6.10 hereof and the Deposit Account Agreement, (c) is subordinated in all respects to the Obligations of the Borrower on, and payments in respect of principal thereof and interest thereon are made in accordance with, the terms set forth on EXHIBIT N hereto, and (d) is created and evidenced by documents and instruments that contain clear legends indicating such documents and instruments are subordinated to the Obligations pursuant to the terms of the agreement described in clause
(c) preceding.

          "PERMITTED INDEBTEDNESS" shall mean (i) Indebtedness of any Borrower Entity under the Financing Documents; (ii) from and after the Ceredo Effective Date, Indebtedness of Twelvepole to the Borrower as evidenced by the Twelvepole Intercompany Working Capital Note, (iii) Indebtedness in respect of operating leases (and not Capital Leases) where payments to be made thereunder are pursuant to an approved Operating Budget as administered pursuant to Section
5.11 hereof and the aggregate rental obligation (excluding indemnity and expense reimbursement payments) of the Borrower Entities under all such operating leases shall not exceed $5,000,000 at any time; (iv) Indebtedness in respect of trade amounts payable which are incurred in the ordinary course of business and payable within 60 days of the date incurred, but only to the extent such amounts are incurred in connection with the operation or maintenance of the Portfolio Assets or such Borrower Entity's interest therein and only to the extent contemplated by the Operating Budget as administered pursuant to Section 5.11 hereof; (v) Indebtedness in respect of surety bonds incurred in connection with the ordinary course of operation of the Portfolio Assets that does not exceed $10,000,000 in the aggregate at any one time outstanding; (vi) Permitted Equity Owner Loans; and (vii) "take or pay" obligations contemplated by the Fuel Plan then in effect.

          "PERMITTED INVESTMENTS" shall mean any of the following instruments or transactions:

          (i) direct obligations of the United States of America or obligations fully guaranteed as to principal and interest by the United States of America, maturing not later than 30 days from the date of acquisition thereof;

          (ii) certificates of deposit issued by, bankers' acceptances created by, or time deposits with any bank or trust company which is organized under the laws of the United States of America or any state thereof, and having capital, surplus and undivided profits of at least $500,000,000 and that is rated "A" or better by S&P or "A2" by Moody's maturing not later than 30 days from the date of acquisition thereof;

          (iii) commercial paper rated (on the date of acquisition thereof) A-1 or better by S&P and P-1 or better by Moody's, maturing not more than 30 days from the date of acquisition thereof;

          (iv) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clauses (i) and (ii) above, entered into with any financial institution meeting the qualifications specified in clause (iii) above; and

          (v) investments in money market funds or money market mutual funds sponsored by any securities broker dealer of recognized national standing (or an affiliate thereof), having an investment policy that requires substantially all the invested assets of such fund to be invested in investments described in any one or more of the foregoing clauses having a rating of "A" or better by S&P or "A2" or better by Moody's (including money market funds for which the Administrative Agent in its individual capacity or any of its affiliates is investment manager or adviser).

          "PERMITTED LIENS" shall mean the collective reference to (i) Liens for taxes, assessments and other governmental charges not yet due or payable, or the validity of which are being contested in good faith by appropriate proceedings and as to which Acceptable Reserves have been established, (ii) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations or other minor obligations of a like general nature incurred in the ordinary course of business, (iii) easements, licenses, restrictions on the use of real property and other matters affecting, or other irregularities in, title thereto which are expressly listed or described in either the owner's or the lender's policies of title insurance delivered on the Closing Date or the Ceredo Effective Date, as applicable, as contemplated by Article III of this Agreement,
(iv) mechanic's, warehouseman's, carrier's, materialmen's, or other like liens arising in the ordinary course of business securing obligations which (a) are not yet due or (b) are being contested in good faith by appropriate proceedings and as to which Acceptable Reserves have been established as security therefor,
(v) rights and interests of the parties as provided in the Financing Documents, including, without limitation, Liens securing the Obligations under the Security Documents, (vi) Liens arising out of judgments or awards, but only so long as an appeal or proceeding for review is being prosecuted in good faith and Acceptable Reserves have been established, (vii) deposits or pledges to secure statutory obligations or performance of bids, tenders or contracts (other than for the repayment of borrowed money) in the ordinary course of its business, (viii) rights to set off or hold back amounts pursuant to the POLR Agreement or the POLR II Agreement and (ix) purchase option rights, transfer restrictions and similar encumbrances set forth in the Ceredo Purchase and Sale Agreement.

          "PERSON" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority, limited liability company or other entity of whatever nature.

          "PHILLIPS" shall mean all generating units and related assets located at the generating station known as Phillips, as more fully described on SCHEDULE 1.01(A) hereto, and all additions, modifications and improvements thereto. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that, as of the Closing Date, the Phillips generating station is in cold storage and may remain in cold storage until the Borrower elects to place such station into operation.

          "PLAN" shall mean at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is sponsored, maintained, or contributed to, by any Borrower Entity, the Operator or any ERISA Affiliate or (ii) has at any time within the preceding five years been sponsored, maintained, or contributed to, by any Borrower Entity, the Operator or any Person which was at such time an ERISA Affiliate.

          "POLLUTION CONDITIONS" shall have the meaning as set forth in the Environmental Insurance Policy.

          "POLR AGREEMENT" shall mean the POLR Agreement, dated as of September 24, 1999, by and between DLC and the Sponsor (as assigned to the Borrower).

          "POLR II AGREEMENT" shall mean the POLR II Agreement, dated as of April 16, 2000, by and between DLC and the Borrower.

          "PORTFOLIO ASSETS" shall mean the collective reference to (i) the Avon Lake, Brunot Island, Cheswick, Elrama, New Castle, Niles and Phillips facilities and (ii) from and after the Ceredo Effective Date, Ceredo.

          "POWER MARKET CONSULTANT" shall mean Pace Global Energy Services, LLC, as power market consultant to the Arrangers, the Lenders and the Agents, or any successor thereto appointed by the Administrative Agent on the direction of the Required Lenders.

          "POWER MARKET CONSULTANT'S REPORT" shall mean the report of the Power Market Consultant, dated April 28, 2000.

          "POWER MARKETING PLAN" shall mean the plan of the Borrower addressing, among other things, the marketing and sale of power, electric capacity and/or energy produced by the Portfolio Assets (except Ceredo, until it has achieved Commercial Operation) and the purchase of power, electric capacity and/or energy necessary or advisable for the performance by any Borrower Entity of its obligations under any Project Contract, as well as an energy hedging strategy, for the period from the Closing Date until the conclusion of the current calendar year and a similar plan delivered in respect of each calendar year thereafter in accordance with Section 5.24 below. The initial Power Marketing Plan shall be reasonably satisfactory to the Arrangers (in consultation with the Independent Engineer and the Power Market Consultant) in all respects and subsequent Power Marketing Plans shall be reasonably satisfactory to the Administrative Agent (in consultation with the Independent Engineer and the Power Market Consultant) in all respects.

          "PREPAYMENT ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "PROHIBITED TRANSACTION" shall mean any transaction described in
Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA and any transaction described in Section 4975(c)(1) of the Code which is not exempt by reason of
Section 4975(c)(2) or Section 4975(d) of the Code, or the transitional rules of
Section 2003(c) of ERISA.

          "PROJECT CONTRACTS" shall mean the collective reference to (i) the Acquisition Agreement, the POLR Agreement, the POLR II Agreement (unless and until terminated in accordance with its terms), the Must-Run Agreements, the Easement and Attachment Agreements, the Interconnection Agreements, the O&M Agreement, the Harwick Ash Agreement, the Agency Agreement and the Governing Documents of the Credit Parties, (ii) from and after the Ceredo Effective Date, the Ceredo Project Contracts, and (iii) all other material interconnection agreements, material power marketing agreements, all material transmission services agreements, all material easements and material rights-of-way, and all material utility supply agreements and all Additional Contracts.

          "PROJECT PARTY" shall mean the collective reference to the Major Project Parties and each other Person which from time to time becomes a party to a Project Contract.

          "PROJECTIONS" shall mean the pro forma financial projections for the first twenty years of operations of the Portfolio Assets in form and substance acceptable to the Arrangers, as updated pursuant to Section 5.10(c).

          "PRO RATA SHARE" shall mean (i) as to any Acquisition Lender, the percentage set forth opposite such Lender's name on ANNEX I attached hereto (which percentages for all such Lenders shall equal 100%), as such annex may be amended from time to time, under the heading entitled "Pro Rata Share--Acquisition Loan," and (ii) as to any Revolving Lender, the percentage set forth opposite such Lender's name on ANNEX I attached hereto (which percentages for all such Lenders shall equal 100%), as such annex may be amended from time to time, under the heading entitled "Pro Rata Share--Revolving Loan."

          "PRUDENT INDUSTRY PRACTICE" shall mean (i) with respect to a particular time, those practices, methods, techniques, standards and acts engaged in or approved by a significant portion of the competitive, non-regulated fossil fuel fired electric generating industry at such time in the reliability region in which the applicable Portfolio Assets are located, or (ii) with respect to any matter to which clause (i) does not apply, any of the practices, methods and acts which, in the exercise of reasonable judgment at the time the decision was made, could have been expected to accomplish the desired result consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of any Governmental Authority of competent jurisdiction.

          "PUHCA" shall mean the Public Utility Holding Company Act of 1935, as amended.

          "QUARTERLY PAYMENT DATE" shall mean each March 31, June 30, September 30 and December 31 occurring after the Closing Date and up to, and including, the Final Maturity Date.

          "REGISTER" shall have the meaning ascribed thereto in Section 9.06(e).

          "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto.

          "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "REMEDIAL ACTION PLAN" shall have the meaning as set forth in Section 5.21(c)(i)

          "REMEDY NOTICE" shall have the meaning ascribed thereto in Article
VII.

          "REPLACEMENT CAPITAL EXPENDITURE PRE-FUNDING ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "REPLACEMENT CAPITAL EXPENDITURES" shall mean all annual budgeted items related to the replacement of equipment at Avon Lake and Brunot Island all as agreed on the Closing Date by the Borrower and the Arrangers, after consultation with the Independent Engineer, and set forth in a schedule to the approved Operating Budget delivered on the Closing Date, as such Operating Budget is administered pursuant to Section 5.11 hereof.

          "REPLACEMENT LENDER" shall have the meaning ascribed thereto in
Section 2.15.

          "REQUIRED LENDERS" shall mean, at any time, Secured Parties holding 51% of the Combined Exposure at such time. For purposes of the foregoing, "Combined Exposure" shall mean the sum of (a) the aggregate amount of Acquisition Loans outstanding at such time, (b) the aggregate Revolving Loan Commitments outstanding at such time, and (c) an amount equal to 10% of the aggregate notional amount under all Interest Hedge Contracts (other than caps or options) in effect as of the date of determination.

          "REQUIREMENT OF LAW" shall mean any foreign, federal, state, local or municipal laws, rules, orders, judgments, regulations, statutes, ordinances, codes, or published decrees of any Governmental Authority (including any determination of an arbitration or a court or other Governmental Authority) and including, without limitation, all Environmental Laws.

          "RESPONSIBLE OFFICER" shall mean (i) with respect to the Sponsor, its chief executive officer, chief operating officer, chief financial officer, chief legal officer, treasurer, and vice president-asset management; (ii) with respect to any Subsidiary of the Sponsor, the president, treasurer, secretary or any vice president of operations thereof; (iii) with respect to any other Person (other than a partnership or limited liability company), the chief executive officer, the president and any senior vice president of such Person or, with respect to financial matters, the chief financial officer or treasurer of such Person and (iv) with respect to any partnership or limited liability company, the chief executive officer, the president, the treasurer and any vice president of operations of a general partner or manager in such Person or, with respect to financial matters, the chief financial officer or treasurer of the general partner or manager of such partnership or limited liability company.

          "REVENUE ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "REVENUES" shall mean for any period, all cash income and receipts derived from the ownership and ordinary course of operation of the Portfolio Assets, including, without limitation, revenues from the sale of electricity and other products and services (including capacity, ancillary services and thermal energy), proceeds of business interruption insurance, revenues in respect of forward sales and similar options to the extent received in cash by any Borrower Entity, interest and other income earned on amounts on deposit in the Accounts and Permitted Investments, but excluding any amounts offset or held back under the POLR Agreement or the POLR II Agreement.

          "REVOLVING ADVANCE" shall mean an advance by a Revolving Lender to the Borrower as part of a Revolving Loan pursuant to Section 2.02(a).

          "REVOLVING LENDER" shall mean each Lender that, from time to time, has Revolving Loan Commitments outstanding or holds Revolving Loans.

          "REVOLVING LOAN" shall mean a Loan consisting of simultaneous Revolving Advances of the same Type from each of the Revolving Lenders pursuant to Section 2.02(a).

          "REVOLVING LOAN AVAILABILITY PERIOD" shall mean the period from and including the Closing Date to but excluding the Final Maturity Date.

          "REVOLVING LOAN COMMITMENT" shall mean, as to any Lender, the amount set forth opposite such Lender's name on ANNEX I hereto under the heading "Revolving Loan Commitments" as such annex may be amended from time to time and as such amount may be reduced from time to time pursuant to the terms of this Agreement or increased or reduced from time to time by assignment pursuant to
Section 9.06.

          "REVOLVING LOAN FUNDING DATE" shall mean any Business Day on or after the Closing Date and prior to the Final Maturity Date, on which the conditions precedent contained in Section 3.02 shall have been satisfied and the Lenders shall make Revolving Advances in accordance with the terms hereof.

          "REVOLVING LOAN NOTES" shall have the meaning ascribed thereto in
Section 2.02(b)(i).

          "S&P" shall mean Standard and Poor's Rating Services, and its successors.

          "SCHEDULED POLLUTION CONDITIONS" shall mean those specified known contamination conditions set forth on the endorsement to the Environmental Insurance Policy entitled "Specified Pollution Conditions Subject to a Self-Insured Retention Endorsement."

          "SECURED PARTIES" shall mean the Agents, the Arrangers, the Lenders, the Swap Banks and the Issuing Bank.

          "SECURITY ACCOUNT CONTROL AGREEMENT" shall mean that certain Amended and Restated Security Account Control Agreement, dated as of the Ceredo Closing Date, among the Borrower, the Administrative Agent and Bank of America, N.A., as securities intermediary thereunder, substantially in the form of EXHIBIT G hereto.

          "SECURITY AGREEMENTS" shall mean the collective reference to (i) the Borrower Security Agreement and (ii) from and after delivery thereof, the Twelvepole Security Agreement.

          "SECURITY DOCUMENTS" shall mean the collective reference to (i) the Borrower Security Agreement, the Equity Contribution Agreement, the Security Account Control Agreement, the Deposit Account Agreement, the Borrower Consents, the Partnership Interest Pledge Agreements, the Financing Statements, the Borrower Mortgages, the Stock Pledge Agreement and all other filings made pursuant thereto, (ii) from and after the Ceredo Effective Date, the Borrower Twelvepole LLC Interest Pledge Agreement, the Twelvepole Guarantee, the Twelvepole Intercompany Agreement, the Twelvepole Intercompany Working Capital Note and the Financing Statements and other filings made pursuant thereto, and
(iii) as and when required pursuant to Section 5.28, the other Ceredo Security Documents delivered pursuant thereto.

          "SETTLEMENT AMOUNT" shall mean the amount payable by the Borrower pursuant to the terms of an Interest Hedge Contract, in connection with an early termination, in whole or in part, thereunder.

          "SPONSOR" shall mean Orion Power Holdings, Inc., a Delaware corporation.

          "SPONSOR HIGH YIELD DEBT" shall mean the 12% Senior Notes due 2010 issued by the Sponsor pursuant to an indenture dated April 27, 2000, for up to an aggregate principal amount not to exceed $425,000,000, and on terms satisfactory to the Arrangers.

          "SPONSOR REVOLVER" shall mean the indebtedness of the Sponsor arising pursuant to a Credit Agreement substantially in the form of the draft dated April 27, 2000 (or as may otherwise be reasonably approved by the Arrangers) and to be entered into among Sponsor and Fleet National Bank, Union Bank of California, N.A., FleetBoston Robertson Stephens, Inc. and the other lenders specified therein.

          "SPOT POWER SALES AGREEMENTS" shall mean the collective reference to the contracts or agreements for the sale of ancillary services, electric capacity and/or energy requiring delivery thereof by the Borrower Entities on an hour-forward or day-forward basis, and:

               (i) during June, July and August, any such contract or agreement in respect of up to 300 MW on an up to seven-day firm-forward basis; and

               (ii) during all months other than June, July and August, any such contract or agreement in respect of (A) up to 200 MW on an up to and including 180 day firm-forward basis, and (B) up to 400 MW on an up to and including 30 day firm-forward basis; PROVIDED, THAT, in no event shall more than 400 MW be deliverable on more than a one-day firm-forward basis.

          "STOCK PLEDGE AGREEMENT" shall mean that certain Stock Pledge Agreement, dated as of the Closing Date, among Sponsor, the General Partner, the Limited Partner and the Administrative Agent (for the benefit of the Secured Parties), substantially in the form of EXHIBIT O hereto.

          "SUBSIDIARY" shall mean with respect to any Person, any corporation or other legal entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

          "SWAP BANKS" shall mean any Lender from time to time party to an Interest Hedge Contract.

          "SWAP TRIGGER EVENT" shall mean that the ten year treasury rate shall be greater than 7% for any period of three (3) consecutive days.

          "SYNDICATION AGENTS" shall have the meaning ascribed thereto in the preamble of this Agreement.

          "TAXES" shall have the meaning ascribed thereto in Section 2.12(a).

          "TOTAL CAPACITY" for any period, shall mean an amount of electric capacity, calculated in megawatts, equal to (i) the total capacity of the Portfolio Assets (other than Phillips or Ceredo, unless and to the extent Phillips or Ceredo, respectively, is operational), PLUS all capacity purchases and options to call on capacity from Acceptable Capacity Providers for physical delivery to any Borrower Entity during such period pursuant to any Approved Power Purchase Agreement; MINUS (ii) the sum of (x) the greater of (a) capacity lost as a result of unplanned outages, (b) 600 MW or (c) the capacity of the largest individual unit, or group of related units, to the extent not operable on a stand alone basis, PLUS (y) all megawatts subject to planned outages during such period.

          "TOTAL LOAD FORECAST" for any period, shall mean an amount of electric capacity, calculated in megawatts, equal to (i) the sum of the capacity required to be delivered by DLC as the POLR provider in Duquesne Control Area during such period, PLUS all capacity sales and options to sell capacity to Approved Capacity Purchasers for the delivery by the Borrower of such capacity during such period pursuant to any Approved Power Sales Agreement or otherwise in accordance with the then current Power Marketing Plan (other than pursuant to Spot Power Sales Agreements), MINUS (ii) the sum of (A) all Interruptible Load of the Borrower and (B) all capacity described in clause (i) of this definition to be provided by Electric Generation Suppliers for such period and for which the Borrower has no obligation to supply under the POLR Agreement or the POLR II Agreement, as the case may be.

          "TOTAL VOTING POWER" with respect to any Person on any date shall mean the total number of votes which may be cast in the election of directors of such Person at any meeting of stockholders of such Person if all securities entitled to vote in the election of directors of such Person (on fully diluted basis, assuming the exercise, conversion or exchange of all rights, warrants, options and securities outstanding on such date which are or may thereafter become exercisable for, exchangeable for or convertible into, such voting securities) were present and voted at such meeting (other than votes that may be cast only upon the happening of a contingency).

          "TRANSACTION DOCUMENTS" shall mean the collective reference to the Financing Documents, the Project Contracts, the Acquisition Documents, the Twelvepole Acquisition Agreement and the Operational Plans.

          "TRANSFER" shall mean any sale, transfer, assignment, hypothecation, pledge or other disposition, and, when used as a verb shall have a correlative meaning.

          "TWELVEPOLE" shall mean Twelvepole Creek, LLC, a Delaware limited liability company and a single-purpose entity created for the purpose of constructing, owning and operating Ceredo.

          "TWELVEPOLE ACQUISITION AGREEMENT" shall mean that certain Stock Purchase Agreement, dated September 29, 2000, by and between the Sponsor and Columbia Energy Group.

          "TWELVEPOLE CONSTRUCTION ACCOUNT" shall mean the special account designated by that name and established by the Administrative Agent pursuant to the Deposit Account Agreement.

          "TWELVEPOLE GUARANTEE" shall mean a Subsidiary Guarantee Agreement, dated as of the Ceredo Effective Date, from Twelvepole in favor of the Administrative Agent (for the benefit of the Secured Parties), in the form of Exhibit P hereto.

          "TWELVEPOLE INTERCOMPANY AGREEMENT" shall mean an Intercompany Working Capital Agreement, dated as of the Ceredo Effective Date, substantially in the form of Exhibit Q hereto.

          "TWELVEPOLE INTERCOMPANY WORKING CAPITAL NOTE" shall mean an Intercompany Working Capital Note of Twelvepole, payable to the order of the Borrower, dated as of the Ceredo Effective Date, substantially in the form of Exhibit R hereto.

          "TWELVEPOLE MORTGAGE" shall mean a Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents executed and delivered by Twelvepole in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of real property located in Wayne County, West Virginia which is owned or leased by Twelvepole (including, subject to the provisions of Section 6.11 hereof, all present and future real property interests of Twelvepole in Ceredo), in form and substance reasonably satisfactory to the Arrangers.

          "TWELVEPOLE OPERATING AGREEMENT" shall mean the Operating Agreement of Twelvepole entered into by Columbia Electric Limited Holdings Corporation and Columbia Electric Ceredo Corporation dated November 5, 1999, as amended and/or restated in accordance with Section 3.03(e).

          "TWELVEPOLE SECURITY AGREEMENT" shall mean an Assignment and Security Agreement, between Twelvepole and the Administrative Agent (for the benefit of the Secured Parties), substantially in the form of Exhibit S hereto.

          "TWELVEPOLE SUPPLEMENTAL AGREEMENT" shall mean an agreement between Twelvepole and the Administrative Agent (for the benefit of the Secured Parties), substantially in the form of Exhibit T hereto.

          "TYPE" of any Loan shall mean, as the context requires, a Base Rate Loan or a LIBO Rate Loan.

          "UNFUNDED LIABILITIES" shall mean, with respect to any Plan at any time, the amount (if any), by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Borrower or an ERISA Affiliate to the PBGC or any other Person under Title IV of ERISA.

          "WAYNE COUNTY COMMISSION CONSENT" shall mean a consent and acknowledgement agreement and estoppel letter among The County Commission of Wayne County, West Virginia, the Administrative Agent and Twelvepole, relating to the Ceredo Lease Agreement and the Twelvepole Mortgage, in form and substance reasonably acceptable to the Arrangers.

          Section 1.02 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

          Section 1.03 COMPUTATION OF TIME PERIODS. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

          Section 1.04 RULES OF CONSTRUCTION. When used in this Agreement: (a) "or" is not exclusive; (b) a reference to a Requirement of Law includes any amendment or modification to such Requirement of Law; (c) a reference to a Person includes its permitted successors and permitted assigns; and (d) a reference to an agreement, instrument or document shall include such agreement, instrument or document and all exhibits and schedules thereto as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Financing Documents.

                                   ARTICLE II
                                CREDIT FACILITIES

          Section 2.01 ACQUISITION LOANS.

          (a) ACQUISITION LOAN COMMITMENTS

               (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Acquisition Lender severally agrees to make an Acquisition Loan Advance to the Borrower on the Closing Date in an amount equal to its Pro Rata Share of the Acquisition Loan requested to be made on such date, but in no event shall any Acquisition Loan Advance made by any Acquisition Lender on any date exceed such Acquisition Lender's Acquisition Loan Commitment as of such date. The aggregate amount of all Acquisition Loan Advances made by the Acquisition Lenders hereunder shall not in any event exceed the Maximum Acquisition Loan Amount. Each Acquisition Lender's Acquisition Loan Commitment shall terminate at 5:00 p.m. (New York time) on the Closing Date. Once prepaid or repaid, an Acquisition Loan cannot be reborrowed.

               (ii) The failure of any Acquisition Lender to make the Acquisition Loan Advance to be made by it as part of the Acquisition Loan shall not relieve, in and of itself, any other Acquisition Lender of its obligation hereunder to make its Acquisition Loan Advance on the date of the Acquisition Loan, but no Acquisition Lender shall be responsible for the failure of any other Acquisition Lender to make the Acquisition Loan Advance to be made by such other Acquisition Lender on the date of the Acquisition Loan.

          (b) ACQUISITION LOAN NOTES.

               (i) All Acquisition Loan Advances made by each Acquisition Lender shall be evidenced by the Acquisition Loan Note of the Borrower in the form of EXHIBIT A hereto (each an "ACQUISITION LOAN NOTE" and, collectively, the "ACQUISITION LOAN NOTES"), dated the Closing Date, payable to the order of such Lender for the account of its Applicable Lending Office in an aggregate principal amount equal to its Pro Rata Share of the Maximum Acquisition Loan Amount and otherwise duly completed. Each Acquisition Loan Note shall (A) represent the Borrower's obligation to pay the aggregate unpaid principal amount of all outstanding Acquisition Loan Advances made by such Acquisition Lender, (B) be stated to mature on the Final Maturity Date, (C) bear interest for the period from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum provided in, and payable as specified in, this Agreement, and (D) be entitled to the benefits of this Agreement and the Security Documents.

               (ii) Each Acquisition Lender is hereby authorized to record the date and the amount of each Acquisition Loan Advance made by it and the Type thereof and the date and amount of each payment and prepayment of principal made with respect thereto, and all Conversions of such Advances pursuant to Section 2.04, and prior to any Transfer of its Acquisition Loan Note, may annotate on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Acquisition Loan Advance then outstanding; PROVIDED, that, failure by such Acquisition Lender to make any such annotation or any error therein shall not affect the obligations of the Borrower hereunder or under such Acquisition Loan
          Note in respect of such Acquisition Loan Advances evidenced thereby. Each Acquisition Lender is hereby irrevocably authorized by the Borrower to endorse its Acquisition Loan Note and to attach to and make a part of its Acquisition Loan Note a continuation of such schedule as and when required.

          (c) TYPE OF ACQUISITION LOAN ADVANCES. All or any portion of Acquisition Loan Advances shall be either Base Rate Advances or LIBO Rate Advances and may be Converted or continued from time to time pursuant to Section 2.04.

          (d) USE OF PROCEEDS OF ACQUISITION LOANS. The Borrower shall use the proceeds of the Acquisition Loans solely to pay Acquisition Costs as contemplated by this Agreement.

          (e) REPAYMENT OF ACQUISITION LOANS. On each Quarterly Payment Date, the Borrower shall repay the Acquisition Loans in accordance with the terms of the Deposit Account Agreement. On the Final Maturity Date, the Borrower shall repay the aggregate principal amount of all Acquisition Loans outstanding on such date.

          Section 2.02 REVOLVING LOANS.

          (a) REVOLVING LOAN COMMITMENTS

               (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Revolving Lender severally agrees to make Revolving Advances to the Borrower, during the Revolving Loan Availability Period on any Revolving Loan Funding Date, in an amount equal to its Pro Rata Share of the Revolving Loan requested to be made on such date, but in no event shall the sum of (x) any Revolving Advance made by any Revolving Lender as of any date, plus (y) the aggregate principal amount of Revolving Advances previously made by such Revolving Lender that remain outstanding and unpaid as of such date, plus (z) such Revolving Lender's Letter of Credit Exposure on such date, exceed such Revolving Lender's Revolving Loan Commitment. As of any date, the aggregate amount of all Revolving Advances made by all Revolving Lenders hereunder and that remain outstanding and unpaid from time to time plus the aggregate amount of all Letter of Credit Exposure on such date, shall not in any event exceed the Maximum Revolving Loan Amount. Unless earlier terminated in accordance herewith, the Revolving Loan Commitments shall terminate in their entirety on the Final Maturity Date. Subject to the terms hereof, Revolving Loans that are repaid prior to the Final Maturity Date may be reborrowed.

               (ii) The failure of any Revolving Lender to make a Revolving Advance to be made by it as part of any Revolving Loan shall not relieve, in and of itself, any other Revolving Lender of its obligation hereunder to make its Revolving Advance on the date of such Revolving Loan, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to make the Revolving Advance to be made by such other Revolving Lender on the date of such Revolving Loan.

          (b) REVOLVING LOAN NOTES

               (i) All Revolving Advances made by each Revolving Lender shall be evidenced by a Revolving Loan Note of the Borrower in the form of EXHIBIT B hereto (each a "REVOLVING LOAN Note" and, collectively, the "REVOLVING LOAN NOTES"), dated the Closing Date, payable to such Lender for the account of its Applicable Lending Office in an aggregate principal amount equal to its Pro Rata Share of the Maximum Revolving Loan Amount and otherwise duly completed. Each Revolving Loan Note shall (A) represent the Borrower's obligation to pay the aggregate unpaid principal amount of all outstanding Revolving Advances made by such Lender, (B) be stated to mature on the Final Maturity Date, (C) bear interest for the period from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum provided in, and payable as specified in, this Agreement, and (D) be entitled to the benefits of this Agreement and the Security Documents.

               (ii) Each Revolving Lender is hereby authorized to record the date and amount of each Revolving Advance made by it and the Type thereof and the date and amount of each payment and prepayment of principal made with respect thereto, and all Conversions of such Advances pursuant to Section 2.04, and prior to any Transfer of its Revolving Loan Note may annotate on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Revolving Advance then outstanding; PROVIDED, THAT, failure by such Revolving Lender to make any such annotation or any error therein shall not affect the obligations of the Borrower hereunder or under such Revolving Loan Note in respect of such Revolving Advances evidenced thereby. Each Revolving Lender is hereby irrevocably authorized by the Borrower to endorse its Revolving Loan Note and to attach to and make a part of its Revolving Loan Note a continuation of such schedule as and when required.

          (c) TYPES OF REVOLVING ADVANCES. All or any portion of any Revolving Advances shall be either Base Rate Advances or LIBO Rate Advances, and may be Converted or continued from time to time pursuant to Section 2.04.

          (d) USE OF PROCEEDS OF REVOLVING LOANS. The Borrower shall use the proceeds of each Revolving Loan solely to pay, or to finance the payment by Twelvepole of, (i) Operating Costs of the Borrower Entities contemplated by the then current Operating Budget (as administered pursuant to Section 5.11 hereof) to the extent that funds in the Operating Account are insufficient for such purpose, (ii) on the Closing Date, the purchase price of certain inventories, supplies and spare parts (including coal or other fuel inventories), pro-rated expenses (including certain Taxes), all as agreed among the Borrower and the Arrangers on or prior to the Closing Date. In no event shall the proceeds of Revolving Loans be used to (i) pay Acquisition Costs (except to the extent referenced above), (ii) pay Debt Service, (iii) make Distributions, or (iv) make a contribution to the capital of any Subsidiary of the Borrower.

          (e) REPAYMENT

               (i) The Borrower shall repay the principal of all outstanding Revolving Loans in full on the Final Maturity Date.

               (ii) Notwithstanding anything to the contrary in this Agreement, for so long as the Revolving Loan Commitments are in effect, the Borrower agrees to repay the entire principal amount of Revolving Loans outstanding from time to time such that, for a period of ten
          (10) consecutive days on a rolling twelve (12) months basis during each calendar year in which either an Acquisition Loan Commitment or a Revolving Loan Commitment is in effect or any Loan remains outstanding and unpaid, there shall be no Revolving Loans outstanding under this Agreement.

               (iii) Notwithstanding anything to the contrary in this Agreement, for so long as the Revolving Loan Commitments are in effect, the Borrower agrees to repay the principal amount of Revolving Loans outstanding from time to time such that on each Distribution Date (as defined in the Deposit Account Agreement) the aggregate principal amount of Revolving Loans outstanding PLUS the aggregate Letter of Credit Exposure shall be equal to or less than $25,000,000.

          Section 2.03 BORROWINGS

          (a) ACQUISITION LOANS. The Acquisition Loan shall be made on notice from the Borrower to the Administrative Agent, given not later than 10:00 a.m. (New York City time) (x) on the third (3rd) Business Day prior to the proposed Closing Date, if such Acquisition Loan is to be a LIBO Rate Loan, or (y) on the Business Day prior to the proposed Closing Date, if such Acquisition Loan is to be a Base Rate Loan. Such notice by the Borrower (a "NOTICE OF ACQUISITION BORROWING") shall be irrevocable and shall be in writing in substantially the form of EXHIBIT C, specifying therein (i) the proposed Closing Date, (ii) the aggregate amount of the Acquisition Loan to be made on such date, (iii) the requested Type of Acquisition Loan, (iv) the specific Acquisition Costs to be paid with the proceeds of such Acquisition Loan, and (v) with respect to a LIBO Rate Loan, the requested Interest Period for such Acquisition Loan. The Administrative Agent shall give to each Acquisition Lender prompt notice of the Notice of Acquisition Borrowing by telecopy, telex or cable. Each Acquisition Lender shall, before 10:00 a.m. (New York City time) on the Closing Date, make available to the Administrative Agent, for the account of its Applicable Lending Office, in immediately available funds, the amount of such Acquisition Lender's Acquisition Loan Advance. Subject to the Administrative Agent's receipt of such funds and fulfillment of the applicable conditions set forth in Article III for such Acquisition Loans, the Administrative Agent will make such funds available to the Borrower at its account with the Administrative Agent at its Applicable Lending Office or at such other account designated by the Borrower in the Notice of Acquisition Borrowing.

          (b) REVOLVING LOANS. Each Revolving Loan shall be made on notice from the Borrower to the Administrative Agent, given not later than 10:00 a.m. (New York City time) (x) on the third (3rd) Business Day prior to the proposed Revolving Loan Funding Date, if such Revolving Loan is to be a LIBO Rate Loan, or (y) on the Business Day prior to the proposed Revolving Loan Funding Date, if such Revolving Loan is to be a Base Rate Loan. Such notice by the Borrower (a "NOTICE OF REVOLVING BORROWING"), shall be irrevocable and shall be in writing in substantially the form of EXHIBIT D, specifying therein (i) the proposed Revolving Loan Funding Date, (ii) the requested aggregate amount of the Revolving Loan, (iii) any specific payment instructions regarding the disbursement of the proceeds of such Revolving Loan, (iv) the requested Type of Revolving Loan and (v) with respect to a LIBO Rate Loan, the initial Interest Period applicable thereto. The Notice of Revolving Borrowing shall be accompanied by the certificates and information required by Section 3.02. The Administrative Agent shall give each Revolving Lender prompt notice of the Notice of Revolving Borrowing by telecopy, telex or cable. Each Revolving Lender shall, no later than 10:00 a.m. (New York City time) on the applicable Revolving Loan Funding Date, make available to the Administrative Agent, for the account of its Applicable Lending Office, in immediately available funds, the amount of such Revolving Lender's Revolving Advance. Subject to the Administrative Agent's receipt of such funds and fulfillment of the applicable conditions set forth in
Article III for such Loans, the Administrative Agent will make such funds available to the Borrower by depositing the proceeds of such Revolving Loan into the Operating Account.

          (c) PARTICIPATIONS. If the Administrative Agent has not received from the Borrower the payment required by Section 2.16(g) by 12:30 p.m. (New York City time), on the Business Day immediately following the date on which the Issuing Bank has notified the Borrower and the Administrative Agent that payment of a draft presented under any DLC Letter of Credit or any Operational Letter of Credit will be made, as provided in Section 2.16(g) or 2.17(g), as applicable, the Administrative Agent will promptly notify the Issuing Bank and each Revolving Lender of the DLC Letter of Credit Disbursement or the Operational Letter of Credit Disbursement, as the case may be, and, in the case of each Revolving Lender, its Pro Rata Share (based on such Revolving Lender's Revolving Loan Commitment) of the DLC Letter of Credit Disbursement or the Operational Letter of Credit Disbursement, as the case may be. Not later than 10:00 a.m. (New York City time) on the next Business Day, each Revolving Lender shall, irrespective of the existence of any Default or Event of Default or failure of any other applicable condition precedent, make available its Pro Rata Share of the DLC Letter of Credit Disbursement or the Operational Letter of Credit Disbursement, as the case may be, in Federal or other funds immediately available in New York, New York, to the Administrative Agent at its address set forth in Section 9.01. Any such funding of a DLC Letter of Credit Disbursement or the Operational Letter of Credit Disbursement, as the case may be, by the Revolving Lenders shall be considered as Revolving Advances made to the Borrower. Any Revolving Loans made pursuant to this Section 2.03(c) shall be made as Base Rate Loans and the Administrative Agent will promptly make such funds available to the Issuing Bank. In the event that any Revolving Advance cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Revolving Lender shall forthwith purchase (as of the date such Revolving Advance would otherwise have occurred) from the Issuing Bank such Revolving Lender's Pro Rata Share of the DLC Letter of Credit Disbursement or the Operational Letter of Credit Disbursement, as the case may be.

          Section 2.04 ELECTION OF INTEREST RATES.

          (a) So long as no Default or Event of Default shall have occurred and be continuing (and notwithstanding the existence of any Default or Event of Default with respect to a Conversion from a LIBO Rate Loan to a Base Rate Loan), the Borrower may from time to time elect to Convert any Loan of any Type to a Loan of the same or any other Type on the following terms and subject to the following conditions:

               (i) Each such Conversion shall be made as to all or a portion of the outstanding Loans, on notice given not later than 10:00 a.m. (New York City time) on the third (3rd) Business Day prior to the date of the proposed Conversion, in the case of any such Conversion into LIBO Rate Loans, or on the Business Day prior to the date of the proposed Conversion, in the case of any such Conversion into Base Rate Loans, by the Borrower to the Administrative Agent, who shall give each applicable Lender prompt notice thereof. Each such notice of Conversion (a "NOTICE OF CONVERSION") shall be in writing in substantially the form of EXHIBIT E hereto, specifying therein the requested (A) date of such Conversion, (B) Type of, and, with respect to LIBO Rate Loans, Interest Period applicable to, the Loans proposed to be Converted, (C) Type of Loans to which such Loans are proposed to be Converted, (D) in the case of a Conversion to LIBO Rate Loans, initial Interest Period to be applicable to the Loans resulting from such Conversion and (E) aggregate amount of Loans proposed to be Converted. If the Notice of Conversion applies only to a portion of the aggregate principal amount of the Loans, (X) such portion shall be allocated ratably among the applicable Lenders and (Y) both the portion to which the Notice of Conversion applies and the remaining portion to which it does not apply, shall be sufficient to meet the minimum amounts specified in Section 2.06(f). In the case of a proposed Conversion into LIBO Rate Loans, the Administrative Agent shall, within one Business Day of receiving the Notice of Conversion from the Borrower, notify each applicable Lender of the interest rate to be applicable to such LIBO Rate Loan resulting from such Conversion pursuant to this Section 2.04.

               (ii) LIBO Rate Loans may not be Converted on a date other than the last day of the Interest Period then applicable thereto.

               (iii) No Conversion may be requested by the Borrower hereunder unless made in compliance with the definition of "Interest Period,"
          Section 2.06 and Section 2.10.

               (iv) Any selection by the Borrower of a longer or shorter Interest Period to be applicable to any LIBO Rate Loan shall be deemed a Conversion pursuant to this Section 2.04, shall be governed by the terms and conditions hereof and shall be notified to the Administrative Agent as herein provided. In the event the Borrower shall fail to elect an Interest Period in respect of any LIBO Rate Loan prior to the expiration of the then current Interest Period in respect of such LIBO Rate Loan, then such LIBO Rate Loan shall automatically be Converted into a Base Rate Loan in accordance with this Section 2.04.

          (b) Each Notice of Borrowing and Notice of Conversion shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill, on or before the proposed date specified in such Notice of Borrowing or Notice of Conversion, as the case may be, the applicable conditions set forth in this Article II or Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or Convert such Loan.

          (c) So long as any Interest Hedge Contract is in effect with respect to any Loans, the Borrower shall maintain as LIBO Rate Loans having Interest Periods corresponding to the payment dates under such Interest Hedge Contract an aggregate amount of Loans at least equal to the notional amount then in effect under such Interest Hedge Contract, except to the extent the Borrower would be prevented from complying with this Section 2.04(c) by operation of Section 2.10.

          Section 2.05 FEES.

          (a) COMMITMENT FEE. The Borrower shall pay to the Administrative Agent, quarterly in arrears on each Quarterly Payment Date, for the account of each Lender, commitment fees (the "COMMITMENT FEES") of (i) 0.375% per annum on the average daily unutilized amount of each Acquisition Lender's Acquisition Loan Commitment during the period from the Closing Date until, and including, the termination of all Acquisition Loan Commitments pursuant to the terms of this Agreement, and (ii) 0.375% per annum on the average daily unutilized amount of each Revolving Lender's Revolving Loan Commitment during the period from the Closing Date until, and including, the Final Maturity Date. For purposes of this
Section 2.05(a), the "unutilized amount" of a Revolving Lender's Revolving Loan Commitment on any date shall mean the amount of such Revolving Lender's Revolving Loan Commitment on such date, minus the sum of (X) its outstanding Revolving Advances on such date and (Y) its Letter of Credit Exposure on such date.

          (b) AGENCY FEE. The Borrower shall pay the Agency Fee to the Administrative Agent, for the Administrative Agent's own account, in accordance with the terms of the Administrative Agent Fee Side Letter.

          (c) LETTER OF CREDIT FEES. The Borrower shall pay (i) the DLC Letter of Credit Fees to the applicable Persons in accordance with the terms set forth in Section 2.16 below and (ii) the Operational Letter of Credit Fees to the applicable Persons in accordance with the terms set forth in Section 2.17 below.

          (d) OTHER FEES. The Borrower shall pay all Fees not specifically contemplated by clauses (a) and (b) of this Section 2.05 to the appropriate Persons in the amounts and at such times as set forth in the Fee Side Letters and any other applicable Financing Document.

          Section 2.06 INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at one of the following rates per annum:

          (a) If such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable Margin, payable quarterly in arrears on each applicable Interest Payment Date and on the date that such Base Rate Advance shall be repaid in full.

          (b) If such Advance is a LIBO Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the LIBO Rate for such Interest Period for such Advance plus the Applicable Margin, payable on the applicable Interest Payment Date and on the date that such LIBO Rate Advance shall be repaid in full.

          (c) If an Event of Default shall have occurred and be continuing and whether or not so specified in any Note, the Borrower shall pay, upon receipt of written demand, interest on the entire principal amount of the Loans to the extent permitted by applicable Requirements of Law, on any overdue installment of interest and on any other amount due hereunder during such period at a rate per annum equal at all times to 2.00% plus the LIBO Rate for such period plus the LIBO Rate Margin for such period, if the Loans are LIBO Rate Loans or, at a rate per annum equal to 2.00% plus the Base Rate for such period plus the Base Rate Margin for such period, if the Loans are Base Rate Loans, which increased interest shall be payable on the last Business Day of each month during the continuation of such Event of Default.

          (d) If the Administrative Agent is unable at any time to determine the LIBO Rate for LIBO Rate Loans, if the Administrative Agent shall determine that the LIBO Rate does not reflect the cost of funding LIBO Rate Loans or if any Lender shall have determined that such Lender is unable to acquire funding in a reasonable manner so as to make available LIBO Rate Loans in the amount and for the Interest Period requested, the right to maintain the Loans as LIBO Rate Loans shall be suspended at the end of the then current Interest Period and all Loans shall be maintained as Base Rate Loans until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          (e) At no time shall more than six (6) different Interest Periods be in effect as to outstanding LIBO Rate Loans hereunder.

          (f) Each LIBO Rate Loan shall be in a minimum aggregate principal amount of $1,000,000.

          Section 2.07 MANDATORY PREPAYMENTS.

          (a) Subject to Section 2.07(c) hereof, all Extraordinary Proceeds received by the Administrative Agent or any Borrower Entity shall be applied to prepay the then outstanding Acquisition Loans in accordance with the Deposit Account Agreement, and after all Acquisition Loans have been prepaid in full, applied to prepay then outstanding Revolving Loans in accordance with the Deposit Account Agreement. Any prepayment of Revolving Loans required by this
Section 2.07(a) shall automatically reduce pro rata the amount of Revolving Loan Commitments by an amount equal to the prepayment so required. Contemporaneously with any reduction of Revolving Commitments required by this Section 2.07(a), the Borrower shall cash collateralize with the Administrative Agent the difference between (y) any Letter of Credit Exposure existing at such time, less
(z) the aggregate amount of the Revolving Loan Commitments existing after the application of the terms of this Section 2.07(a), until such time as such Letter of Credit Exposure no longer exists. Nothing in this Section 2.07(a) shall be deemed to imply that any of the activities or actions described in clauses (ii) or (iii) of the definition of Extraordinary Proceeds are permitted under this Agreement other than as specifically set forth in this Agreement.

          (b) In addition to the foregoing, until the Final Maturity Date, the Borrower shall prepay the Acquisition Loans on each Quarterly Payment Date, in the amounts set forth in and as contemplated by the Deposit Account Agreement.

          (c) Notwithstanding Section 2.07(a) hereof, to the extent that prepayment of Loans with Extraordinary Proceeds would require the Borrower to pay Funding Breakage Costs in accordance with Section 2.09(c) below, such Extraordinary Proceeds shall be deposited in the Extraordinary Proceeds Account in accordance with the Deposit Account Agreement until such date(s) as the application of such proceeds can be applied to the prepayment of Loans without incurring such Funding Breakage Costs.

          (d) In the event the interest rate on any Acquisition Loan is fixed or capped pursuant to an Interest Hedge Contract, the Borrower shall pay all Settlement Amounts required under such Interest Hedge Contract in connection with any mandatory prepayment of such Loan.

          (e) In addition to the foregoing, in the event of a Closing Failure, all amounts on deposit in the Equity Proceeds Account shall, on December 31, 2000, be applied to prepay the Loans and otherwise as provided in the Deposit Account Agreement.

          Section 2.08 VOLUNTARY PREPAYMENT; TERMINATION OF COMMITMENTS; REVOLVING COMMITMENT REDUCTIONS. (a) The Borrower may, upon at least five Business Days' prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Loans in whole or ratably in part in the amount set forth in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, that (i) each partial prepayment shall be in a minimum aggregate principal amount of $1,000,000 or whole multiples thereof (or, if less, the entire balance then remaining), (ii) concurrently with such payment, the Borrower shall pay all applicable Funding Breakage Costs in accordance with
Section 2.09(c) below and, (iii) to the extent applicable, the Borrower shall have reduced the aggregate notional amounts of any Interest Hedge Contracts existing on such prepayment date such that such aggregate notional amounts do not exceed the aggregate principal amount of outstanding Loans on such date and shall have paid any Settlement Amounts incurred in connection therewith. Each such voluntary prepayment shall otherwise be without penalty or premium.

          (b) The Revolving Loan Commitments shall be automatically terminated on the expiration of the Revolving Loan Availability Period.

          (c) Upon at least six Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Loan Commitments; PROVIDED, THAT, (i) each partial reduction of the Revolving Loan Commitments shall be in an aggregate principal amount which is equal to $1,000,000 or an integral multiple thereof; (ii) concurrently with such payment, the Borrower shall pay all applicable Funding Breakage Costs in accordance with Section 2.09(c) below, (iii) to the extent applicable, the Borrower shall have reduced the aggregate notional amounts of any Interest Hedge Contracts existing on such prepayment date such that such aggregate notional amounts do not exceed the aggregate principal amount of outstanding Loans on such date and shall have paid any Settlement Amounts incurred in connection therewith, and (iv) concurrently with any such reduction in the Revolving Loan Commitments, the Borrower shall deposit with the Administrative Agent cash collateral in an amount equal to the difference between (y) any Letter of Credit Exposure existing at such time, less (z) the aggregate amount of the Revolving Loan Commitments existing after the effectiveness of such reduction, until such time as such Letter of Credit Exposure no longer exists.

          (d) Each reduction in the Revolving Loan Commitments shall be made ratably among the Revolving Lenders in accordance with their respective Revolving Loan Commitments. The Borrower shall pay to the Administrative Agent for the account of the Revolving Lenders, on the date of each termination or reduction of the Revolving Loan Commitments, all accrued but unpaid Commitment Fees on the amount of the Revolving Loan Commitments so terminated or reduced accrued to the date of such termination or reduction.

          Section 2.09 INCREASED COSTS; CAPITAL ADEQUACY; FUNDING BREAKAGE
COSTS.

          (a) If, due to either (i) the enactment, promulgation or any change (including any change by way of imposition of reserve requirements in the case of LIBO Rate Loans) in any Requirement of Law or in the interpretation or administration of any Requirement of Law by any Governmental Authority charged with the interpretation or administration thereof on or after the date hereof or
(ii) the compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law) imposed on or after the date hereof, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining LIBO Rate Loans, then such Lender shall deliver to the Borrower and the Administrative Agent a certificate as to the amount of such increased cost setting forth in reasonable detail the basis for calculation thereof as soon as practicable but in no event later than one hundred twenty (120) days after such Lender has actual knowledge of the event (the date that is 120 days from the date any Lender obtains actual knowledge of any such event being referred to herein as the "NOTICE DATE"). Within fifteen
(15) days after delivery of such certificate, the Borrower shall pay to such Lender the amount shown as due on the certificate; provided, that the Borrower shall not be obligated to compensate that Lender for the amount of such increased cost incurred during the period of time from the Notice Date to the date of actual delivery of the certificate. A certificate as to the amount of such increased cost showing the basis therefor and the calculation thereof, in reasonable detail, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender determines that compliance with any Requirement of Law or regulation or with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, this Agreement, any Letter of Credit or such Lender's Commitments, or its making or maintaining Loans below the rate which the Lender or any other corporation would have achieved but for such compliance (taking into account the policies of such Lender or corporation with regard to capital), then such Lender shall deliver to the Borrower and the Administrative Agent a certificate setting forth in reasonable detail the amount being charged by such Lender and the basis for the determination of such amount as soon as practicable but in no event later than one hundred twenty (120) days after the Notice Date in respect thereof. Within fifteen (15) days after delivery of such certificate, the Borrower shall pay to such Lender the amount shown as due on the certificate; provided, that the Borrower shall not be obligated to compensate that Lender for the amount of such charge incurred with respect to a period of time from the Notice Date to the date of actual delivery of the certificate. A certificate as to such amounts, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (c) If (i) any payment of principal of any LIBO Rate Loan is made other than on the last day of the Interest Period for such Loan, as a result of a payment or prepayment of such Loan or acceleration of the maturity of the Notes or for any other reason or (ii) upon any failure to prepay a LIBO Rate Loan after notice of prepayment has been given or any failure to borrow a LIBO Rate Loan, continue a LIBO Rate Loan or convert a LIBO Rate Loan after notice of borrowing, continuation or conversion has been given, then the Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan. The foregoing amounts payable by the Borrower under this Section 2.09(c) shall be referred to herein as "FUNDING BREAKAGE COSTS".

          (d) Each Lender agrees to notify the Borrower and the Administrative Agent of any circumstances that would cause the Borrower to pay additional amounts pursuant to subsections (a) and (b) of this Section 2.09 on or prior to the Notice Date; PROVIDED, THAT, the failure to give such notice shall not affect the Borrower's obligation to pay any such additional amounts accrued prior to the Notice Date or after delivery of such notice.

          Section 2.10 ILLEGALITY. If the enactment, promulgation or any change in or in the interpretation of any Requirement of Law after the Closing Date shall make it unlawful, or any central bank or other Governmental Authority to which any Lender is subject shall assert that it is unlawful, for any Lender or its LIBO Lending Office to perform its obligations hereunder to make LIBO Rate Loans or to continue to fund or maintain LIBO Rate Loans hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, the obligation of such Lender to make or maintain LIBO Rate Loans shall be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist and such Lender shall maintain all of its Loans as Base Rate Loans.

          Section 2.11 PAYMENTS AND COMPUTATIONS.

          (a) The Borrower shall make each payment hereunder and under the Notes not later than 12:00 Noon New York City time on the day when due in Dollars to the Administrative Agent at its Applicable Lending Office in immediately available funds. The Administrative Agent shall promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or Fees (other than amounts payable to the Administrative Agent for Agency Fees and expenses or to reimburse the Administrative Agent pursuant to Section 2.12) ratably to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be distributed and applied in accordance with the terms of subsection (b) of this Section 2.11.

          (b) All payments received by the Administrative Agent in respect of the Loans whether received under Section 2.11(a), in connection with any sale or other realization upon the Collateral or otherwise shall be distributed and applied in the order and in the amounts set forth in the Deposit Account Agreement.

          (c) The Borrower hereby authorizes each Lender, if and to the extent that the Borrower has failed to pay amounts due hereunder or under any Financing Document and as a result payment owed to such Lender is not made when due hereunder or under any other Financing Document, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due. Each Lender receiving any payment as a result of charging any such account shall promptly notify the Administrative Agent thereof and make such arrangements as the Administrative Agent shall request to share the benefit thereof in accordance with Section 2.13 and the Deposit Account Agreement.

          (d) All computations of (i) interest hereunder based on the LIBO Rate or the Federal Funds Rate and (ii) Commitment Fees, shall be made by the Administrative Agent on the basis of a year of 360 days and all computations of interest hereunder based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (e) Except as contemplated by the definition of "Interest Period" for LIBO Rate Loans, whenever any payment hereunder or under any Financing Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the first Business Day preceding such required payment date.

          (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to a Secured Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may, but shall not be required to, assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, but shall not be required to, cause to be distributed to each Secured Party on such due date an amount equal to the amount then due such Secured Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, (i) at the Federal Funds Rate for the three Business Days following demand by the Administrative Agent and (ii) the Federal Funds Rate plus 1% for each day thereafter.

          (g) Unless the Administrative Agent shall have received notice from a Secured Party prior to the date of any Borrowing, or prior to the time of any required payment by such Secured Party in respect of a DLC Letter of Credit Disbursement or an Operational Letter of Credit Disbursement, as the case may be, that such Secured Party will not make available to the Administrative Agent such Secured Party's portion of such borrowing or payment, the Administrative Agent may assume that such Secured Party has made such portion available to the Administrative Agent on the date of such borrowing or payment in accordance with
Section 2.03 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Secured Party shall not have made such portion available to the Administrative Agent, such Secured Party and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower or the Issuing Bank (or, if the Administrative Agent and the Issuing Bank are the same person, from the date of such payment in respect of a DLC Letter of Credit Disbursement or an Operational Letter of Credit Disbursement, as the case may be), as applicable, until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable thereto pursuant to Section 2.06 or 2.16(g), as applicable, and (ii) in the case of such Secured Party, (y) the Federal Funds Rate for the three Business Days following demand by the Administrative Agent and (z) the Federal Funds Rate plus 1% for each day thereafter.

          Section 2.12 TAXES.

          (a) Any and all payments by the Borrower hereunder or under the Notes to or for the benefit of any Secured Party shall be made free and clear of and without deduction for any and all present or future taxes (including, without limitation, income, gross receipts, franchise, sales, use, personal property, license, stamp, documentary, recording, privilege or other excise tax), levies, imposts, deductions, charges or withholdings, together with any penalties, fines or interest thereon, and all liabilities with respect thereto, imposed by any Governmental Authority, excluding, income or franchise taxes measured by net income imposed under the laws of the United States or any state, or any political subdivision thereof, in which each such Secured Party is organized, or, solely in the case of each such Lender, in which the Applicable Lending Office or the principal office of such Lender is located (all such excluded net income taxes and franchise taxes hereinafter referred to as "INCOME TAXES" and all nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to or for the benefit of any Secured Party Lender,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions of Taxes (including deductions of Taxes applicable to additional sums payable under this Section 2.12) such Secured Party receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount so deducted to the relevant taxation authority or other authority in accordance with applicable Requirement of Law.

          (b) In addition, without limiting the generality of this Section 2.12, the Borrower agrees to pay any present or future stamp, documentary, recording, privilege, intangible or similar taxes or any other excise or property taxes, charges or similar levies that arise at any time or from time to time (i) from any payment made under any and all Financing Documents, (ii) from the transfer of the rights of any Secured Party under any Financing Documents to any other Secured Party or (iii) from the execution or delivery by the Borrower or any Credit Party of, or from the filing or recording or maintenance of, or otherwise with respect to, any and all Financing Documents.

          (c) The Borrower will indemnify each Secured Party for the full amount of all Taxes (excluding any Income Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by, or imposed or asserted against, such Secured Party or any Collateral, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, which Taxes are imposed or asserted in any manner resulting from or relating to or arising from the execution, delivery or performance of the Financing Documents, the Transaction Documents or the transactions contemplated thereby, whether or not such Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by such Secured Party, absent manifest error, shall be final, conclusive and binding for all purposes. Payment of this indemnification shall be made within 30 days from the date such Secured Party makes written demand therefor. With respect to any such Taxes for which any Secured Party is entitled to indemnification pursuant to this paragraph, such Secured Party agrees to cooperate with the Borrower and to provide to it such information as may be reasonably requested by it for the purpose of establishing the entitlement of the Borrower to a refund or credit of all or any portion of such Taxes; provided, that, no Secured Party shall be required to provide to the Borrower (a) copies of any of its tax or information returns or (b) any other information which would prejudice the interests of such Secured Party (as reasonably determined by such Secured Party, in its good faith judgment) or which it reasonably deems to be of a confidential nature.

          (d) As soon as practicable after the date of any payment of Taxes by the Borrower or other authority to the relevant Governmental Authority, the Borrower will deliver to the Administrative Agent (for delivery to each Lender) at its address referred to on its signature page hereto, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof and identifying the Taxes paid. If such receipt does not identify such Taxes paid, and no procedure exists for identifying such Taxes paid, the Borrower shall concurrently furnish to the Administrative Agent a certificate, signed by a Responsible Officer of the Borrower providing such identification. The Borrower shall compensate each Secured Party, as the case may be, for all reasonable losses and expenses sustained by such Secured Party, as a result of any failure by the Borrower to so furnish such original or copy of such receipt or such certificate.

          (e) If any Secured Party is not organized and existing under the laws of the United States of America or any political subdivision thereof or therein (a "FOREIGN SECURED PARTY"), to the extent entitled to do so under Applicable Law, such Secured Party shall furnish to the Borrower, on the Closing Date (or on the date on which such Foreign Secured Party first becomes a Secured Party pursuant to Section 9.06) a duly executed certificate to the effect that such Foreign Secured Party is entitled to receive all amounts payable under the Financing Documents without deduction or withholding (or at a reduced rate of deduction or withholding) on account of Taxes imposed by the United States of America (i) pursuant to the terms of an applicable tax treaty in effect with the United States of America (in which case such certificate shall be accompanied by two executed copies of IRS Form W-8BEN), or (ii) under Code Section 1441(c) (in which case such certificate shall be accompanied by two executed copies of IRS Form W-8ECI) (such forms being the "PRESCRIBED FORMS"). If requested by the Borrower from time to time after the Closing Date (upon the obsolescence of any previously delivered form or otherwise), or if a new form is required by any applicable Requirement of Law, a Foreign Secured Party shall, to the extent required thereto under any applicable Requirement of Law, provide to the Borrower new Prescribed Forms, in each case duly executed and completed by such Foreign Secured Party. The Borrower shall not be required to indemnify any Foreign Secured Party or pay any additional amounts to any Foreign Secured Party pursuant to Sections 2.12(a), 2.12(c) or 2.12(d) to the extent that the obligation to indemnify such Foreign Secured Party or pay such additional amounts would not have arisen but for the failure by such Foreign Secured Party to comply with applicable certification, information or other documentation requirements concerning the nationality, residency, identity or connection with the United States of such Foreign Secured Party if such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such amounts payable under, or for which indemnification is given pursuant to, Sections 2.12(a), (c) or (d); PROVIDED, THAT, the Borrower shall be required to indemnify each Foreign Secured Party to the extent that (A) any such payment or indemnification is attributable to an enactment, promulgation or any change in or interpretation of any Requirement of Law occurring after the date hereof and (B) such deductions, withholding, payments or liabilities accrue after the date on which such Secured Party timely furnishes to the Borrower all Prescribed Forms required to be furnished by this Section 2.12(e) with respect to such enactment, promulgation or any change in or interpretation of any Requirement of Law.

          (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full of principal and interest on the Loans hereunder and under the Notes.

          Section 2.13 SHARING OF PAYMENTS. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of a Loan made by it in excess of its Pro Rata Share of payments on account of such Loan obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Loan made by it as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, THAT, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's Pro Rata Share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect to the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          Section 2.14 CHANGE OF APPLICABLE LENDING OFFICE. Without affecting its rights under Section 2.09(a), 2.09(b), 2.10 or 2.12, each of the Lenders, the Issuing Bank and the Administrative Agent agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its sole opinion) to designate a different Applicable Lending Office if such redesignation would thereafter eliminate or reduce any amounts that the Borrower is required to pay to any of the Lenders, the Issuing Bank or the Administrative Agent pursuant to such Sections; PROVIDED, THAT, in determining, in its sole opinion, whether designating a different Applicable Lending Office would be disadvantageous to it, the applicable Lender, the Issuing Bank or the Administrative Agent, as the case may be, shall disregard any direct financial loss of making such a designation if the Borrower agrees in form and substance satisfactory to such Lender, the Issuing Bank or the Administrative Agent, as the case may be, to indemnify and hold such Lender, the Issuing Bank or the Administrative Agent, as the case may be, harmless from such financial loss and PROVIDED, FURTHER, that any out-of-pocket costs and expenses associated with such efforts shall be paid or reimbursed by the Borrower.

          Section 2.15 REPLACEMENT OF LENDERS. On each occasion that a Lender either makes a demand for compensation pursuant to Section 2.06(d), 2.09(a), 2.09(b) or 2.12 in an amount in excess of the amount that the Borrower would have had to pay pursuant to such Sections if such Lender's Commitments were held by a Lender with respect to which no such amounts would then be payable pursuant to any such Section or is unable for a period of two consecutive months to fund or maintain LIBO Rate Loans pursuant to Section 2.10, the Borrower may, upon at least ten (10) Business Days' prior written notice to each of such Lender and the Administrative Agent and upon the payment by the Borrower of all applicable assignment fees associated therewith (as set forth in Section 9.06(j) below), in whole permanently replace the Commitment of such Lender; PROVIDED, THAT, the Borrower shall replace such Commitment with the commitment of a commercial bank which is reasonably satisfactory to the Administrative Agent or any other Lender (a "REPLACEMENT LENDER"). Such Replacement Lender shall, upon the effective date of replacement, purchase the Obligations owed to such replaced Lender for the aggregate amount thereof and shall thereupon for all purposes become a "Lender" hereunder. Such notice from the Borrower shall specify an effective date for the replacement of such Lender's Commitment, which date shall not be earlier than the tenth (10th) day after the day such notice is given. On the effective date of any replacement of such Lender's Commitment pursuant to this Section 2.15, the Borrower shall pay to the Administrative Agent for the account of such Lender (i) any Fees or other amounts due to such Lender to the date of such replacement, (ii) accrued interest on the principal amount of outstanding Loans held by such Lender to the date of such replacement and (iii) the amount or amounts payable to such Lender pursuant to Section 2.09(a), Section 2.09(b) or
Section 2.12, as applicable. The Borrower will be liable to such replaced Lender for costs that such Lender may sustain or incur pursuant to Section 2.09(c) as a direct consequence of repayment of such Lender's Loans. Upon the effective date of repayment of any Lender's Commitment and Obligations pursuant to this Section 2.15, such Lender shall cease to be a "Lender" hereunder. No such termination of any such Lender's Commitment and the purchase of such Lender's Loans pursuant to this Section 2.15 shall affect (x) any liability or obligation of the Borrower or any other Lender to such terminated Lender which accrued on or prior to the date of such termination or (y) such terminated Lender's rights hereunder in respect of any such liability or obligation.

          Section 2.16 DLC LETTER OF CREDIT.

          (a) The Borrower may request the issuance of a DLC Letter of Credit, for the account of the Borrower, at any time during the DLC Letter of Credit Availability Period; PROVIDED, THAT, a DLC Letter of Credit shall be issued only if (and a request by the Borrower for the issuance of a DLC Letter of Credit shall be deemed a representation and warranty of the Borrower that) immediately following the issuance of the DLC Letter of Credit, (i) a DLC Letter of Credit Exposure shall not exceed $10,000,000, and (ii) the sum of the aggregate Letter of Credit Exposure and the aggregate principal amount of outstanding Revolving Loans at such time shall not exceed the lesser of (y) the aggregate Revolving Loan Commitments at such time and (z) the Maximum Revolving Loan Amount effective as of such time.

          (b) Each DLC Letter of Credit shall expire at 5:00 p.m., New York City time, on the last day of the DLC Letter of Credit Availability Period, unless such DLC Letter of Credit expires by its terms (or is required by Section 2.16(c) to expire) on an earlier date. Each DLC Letter of Credit shall provide for payments of drawings in Dollars.

          (c) The issuance of a DLC Letter of Credit shall be made on at least three Business Days' prior irrevocable written or telecopy application (such application to be delivered by 10:00 a.m., New York City time) from the Borrower (or such shorter application period as shall be acceptable to the Issuing Bank) to the Administrative Agent and the Issuing Bank, specifying the date of issuance, the date on which such DLC Letter of Credit is to expire (which shall not be later than the last day of the DLC Letter of Credit Availability Period and shall be for such period of time as is contemplated by the form of letter of credit attached hereto as EXHIBIT M), the amount of such DLC Letter of Credit, the name and address of the beneficiary of such DLC Letter of Credit, and such other information as may be necessary or desirable to complete such DLC Letter of Credit. The Issuing Bank will give the Administrative Agent prompt notice of the issuance and amount of a DLC Letter of Credit and the expiration date of such DLC Letter of Credit (and the Administrative Agent shall give prompt notice thereof to each Revolving Lender). Any DLC Letter of Credit issued hereunder will be subject to the Uniform Customs and Practices for Documentary Credits, as in effect from time to time.

          (d) By the issuance of a DLC Letter of Credit and without any further action on the part of the Issuing Bank, the Administrative Agent or the Revolving Lenders in respect thereof, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such DLC Letter of Credit equal to such Revolving Lender's Pro Rata Share (based on such Revolving Lender's Revolving Loan Commitment) of the aggregate amount available to be drawn under a DLC Letter of Credit, effective upon the issuance of a DLC Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender having a Revolving Loan Commitment hereby absolutely and unconditionally agrees to pay to the Administrative Agent, on behalf of the Issuing Bank, in accordance with Section 2.03(c), such Revolving Lender's Pro Rata Share (based on such Revolving Lender's Revolving Loan Commitment) of a DLC Letter of Credit Disbursement made by the Issuing Bank and not reimbursed by the Borrower when due in accordance with Section 2.16(g); PROVIDED, THAT, the Revolving Lenders shall not be obligated to make any such payment with respect to any wrongful DLC Letter of Credit Disbursement made as a result of the gross negligence or willful misconduct of the Issuing Bank.

          (e) Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to Section 2.16(d) in respect of a DLC Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever (subject only to the proviso set forth in the last sentence of Section 2.16(d)).

          (f) During the DLC Letter of Credit Availability Period, from and after the date on which a DLC Letter of Credit is issued, the Borrower shall pay to the Administrative Agent, on each Quarterly Payment Date in each year and on the date on which the Revolving Loan Commitments shall be terminated as provided herein, (i) for the account of the Revolving Lenders, ratably in proportion to their Revolving Loan Commitments, a fee on the average daily aggregate amount available to be drawn under each DLC Letter of Credit during the preceding quarter (or shorter period commencing with the Closing Date) at a rate per annum equal to the applicable LIBO Rate Margin from time to time in effect during such period pursuant to Section 2.06 and (ii) for the account of the Issuing Bank, a fee on the average daily aggregate amount available to be drawn under each DLC Letter of Credit during the preceding quarter (or shorter period commencing with the Closing Date) at a rate per annum equal to 0.25%. Such fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Such fees shall accrue from and including the Closing Date to but excluding the last day of the DLC Letter of Credit Availability Period. In addition to the foregoing, the Borrower shall pay directly to the Issuing Bank, for its account, payable within 15 days after written demand therefor by the Issuing Bank has been received by the Borrower, the Issuing Bank's out-of-pocket expenses and customary fees in connection with the issuance, transfer or amendment of or payment on each DLC Letter of Credit.

          (g) The Borrower hereby agrees to reimburse the Issuing Bank for any payment or disbursement made by the Issuing Bank under each DLC Letter of Credit, by making payment in immediately available funds to the Administrative Agent within one Business Day after receipt of notice of such payment or disbursement, in an amount equal to the amount of such payment or disbursement, plus interest on the amount so paid or disbursed by the Issuing Bank, to the extent not reimbursed prior to 12:00 p.m. (New York City time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Issuing Bank is reimbursed by the Borrower therefor, at a rate per annum equal to the rate applicable to Base Rate Revolving Loans during such period pursuant to Section 2.06. In the event the Borrower fails to reimburse the Issuing Bank as required by the preceding sentence, the Issuing Bank shall so notify the Administrative Agent and such payment or disbursement shall be reimbursed to the Issuing Bank as contemplated by Section 2.03(c) or
Section 2.16(d), as applicable. The Issuing Bank shall give the Borrower prompt notice of each drawing under any DLC Letter of Credit, provided, that, the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder. The Administrative Agent shall promptly pay any such amounts received by it to the Issuing Bank.

          (h) The Borrower's obligation to reimburse DLC Letter of Credit Disbursements as provided in Section 2.16(g) shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances, including the following:

               (i) any lack of validity or enforceability of any DLC Letter of Credit or any other Financing Document;

               (ii) except as otherwise provided in clause (iv) of this Section 2.16(h), the existence of any claim, setoff, defense or other right which the Borrower, any Affiliate or any other person may at any time have against the beneficiary under a DLC Letter of Credit, the Issuing Bank, the Administrative Agent, any Revolving Lender or any other person in connection with this Agreement, any other Financing Document or any other related or unrelated agreement or transaction;

               (iii) any draft or other document presented under any DLC Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or failing to comply with the Uniform Customs and Practices for Documentary Credits, as in effect from time to time, or any statement therein being untrue or inaccurate in any respect;

               (iv) payment by the Issuing Bank under any DLC Letter of Credit against presentation of a draft or other document which does not comply with the terms of such DLC Letter of Credit; PROVIDED, THAT, such payment was not wrongfully made as a result of the gross negligence or willful misconduct of the Issuing Bank;

               (v) any amendment, waiver or consent in respect of this Agreement or any other Financing Document; and

               (vi) any other act or omission or delay of any kind or any other circumstance or event whatsoever, whether or not similar to any of the foregoing and whether or not foreseeable, that might, but for the provisions of this Section 2.16(h), constitute a legal or equitable discharge of the Borrower's obligations hereunder.

          (i) It is expressly understood and agreed that, for purposes of determining whether a wrongful payment under a DLC Letter of Credit resulted from the Issuing Bank's gross negligence or willful misconduct, (i) the Issuing Bank's acceptance of documents that appear on their face to comply with the requirements of such DLC Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary, (ii) the Issuing Bank's exclusive reliance on the documents presented to it under such DLC Letter of Credit as to any and all matters set forth therein, including the amount of any draft presented under such DLC Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such DLC Letter of Credit proves to be insufficient in any respect (so long as such document on its face appears to comply with the requirements of the applicable DLC Letter of Credit), and whether or not any other statement or any other document presented pursuant to such DLC Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (iii) any noncompliance in any immaterial respect of the documents presented under such DLC Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuing Bank. It is further understood and agreed that, notwithstanding the proviso to clause
(iv) of Section 2.16(h), the Borrower's obligation hereunder to reimburse Letter of Credit Disbursements will not be excused by the gross negligence or willful misconduct of the Issuing Bank to the extent that the DLC Letter of Credit Disbursement actually discharged a liability of, or otherwise benefited, or was recovered by, the Borrower; provided, that, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages suffered by the Borrower that are caused by the Issuing Bank's gross negligence or willful misconduct in determining whether drafts and other documents presented under the applicable DLC Letter of Credit comply with the terms thereof.

          (j) The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a DLC Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by telex or telecopy, to the Administrative Agent and the Borrower of such demand for payment and whether the Issuing Bank has made or will make the DLC Letter of Credit Disbursement thereunder; PROVIDED, THAT, the failure to give such notice shall not relieve the Borrower of its obligation to reimburse the DLC Letter of Credit Disbursement in accordance with this Section
2.16. The Administrative Agent shall promptly give each Revolving Lender notice thereof.

          (k) The Borrower shall use each DLC Letter of Credit solely to support its obligations under the POLR Agreement or the POLR II Agreement as required thereby.

          (l) In the event that the Borrower is required pursuant to the terms of this Agreement to provide cash collateral in respect of the DLC Letter of Credit Exposure, the Borrower shall deposit in an account with the Administrative Agent, for the benefit of each Lender having a Revolving Loan Commitment, an amount in cash equal to the DLC Letter of Credit Exposure (or such lesser amount as shall be required hereunder or thereunder). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of any outstanding DLC Letter of Credit Exposure. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Moneys in such account shall be held and applied by the Administrative Agent in accordance with the Deposit Account Agreement.

          Section 2.17 OPERATIONAL LETTERS OF CREDIT.

          (a) The Borrower may request the issuance of Operational Letters of Credit, for the account of the Borrower, at any time during the Operational Letter of Credit Availability Period; PROVIDED, THAT, any Operational Letter of Credit shall be issued only if (and a request by the Borrower for the issuance of any Operational Letter of Credit shall be deemed a representation and warranty of the Borrower that) immediately following the issuance of such Operational Letter of Credit, (i) the Operational Letter of Credit Exposure shall not exceed $5,000,000, and (ii) the sum of the aggregate Letter of Credit Exposure and the aggregate principal amount of outstanding Revolving Loans at such time shall not exceed the lesser of (y) the aggregate Revolving Loan Commitments at such time and (z) the Maximum Revolving Loan Amount effective as of such time.

          (b) Each Operational Letter of Credit shall expire at 5:00 p.m., New York City time, on the last day of the Operational Letter of Credit Availability Period, unless such Operational Letter of Credit expires by its terms (or is required by Section 2.17(c) to expire) on an earlier date. Each Operational Letter of Credit shall provide for payments of drawings in Dollars.

          (c) Each issuance of any Operational Letter of Credit shall be made on at least three Business Days' prior irrevocable written or telecopy notice (such notice to be delivered by 10:00 a.m., New York City time) from the Borrower (or such shorter notice as shall be acceptable to the Issuing Bank) to the Administrative Agent and the Issuing Bank, specifying whether such Operational Letter of Credit is a standby letter of credit or a trade letter of credit, the date of issuance, the date on which such Operational Letter of Credit is to expire (which shall not be later than (i) in all events, the last day of the Operational Letter of Credit Availability Period and (ii)(A) in the case of standby letters of credit, subject to extension, one year after the date of issuance of such Operational Letter of Credit and (B) in the case of trade letters of credit, 180 days after the date of issuance of such Operational Letter of Credit), the amount of such Operational Letter of Credit, the name and address of the beneficiary of such Operational Letter of Credit, and such other information as may be necessary or desirable to complete such Operational Letter of Credit. The Issuing Bank will give the Administrative Agent prompt notice of the issuance and amount of such Operational Letter of Credit and the expiration date of such Operational Letter of Credit (and the Administrative Agent shall give prompt notice thereof to each Revolving Lender). Each Operational Letter of Credit issued hereunder will be subject to the Uniform Customs and Practices for Documentary Credits, as in effect from time to time.

          (d) By the issuance of an Operational Letter of Credit and without any further action on the part of the Issuing Bank, the Administrative Agent or the Revolving Lenders in respect thereof, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Operational Letter of Credit equal to such Revolving Lender's Pro Rata Share (based on such Revolving Lender's Revolving Loan Commitment) of the aggregate amount available to be drawn under such Operational Letter of Credit, effective upon the issuance of such Operational Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender having a Revolving Loan Commitment hereby absolutely and unconditionally agrees to pay to the Administrative Agent, on behalf of the Issuing Bank, in accordance with Section 2.03(c), such Revolving Lender's Pro Rata Share (based on such Revolving Lender's Revolving Loan Commitment) of each Operational Letter of Credit Disbursement made by the Issuing Bank and not reimbursed by the Borrower when due in accordance with Section 2.17(g); PROVIDED, THAT, the Revolving Lenders shall not be obligated to make any such payment with respect to any wrongful Operational Letter of Credit Disbursement made as a result of the gross negligence or willful misconduct of the Issuing Bank.

          (e) Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to Section 2.17(d) in respect of Operational Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever (subject only to the proviso set forth in the last sentence of Section 2.17(d)).

          (f) During the Operational Letter of Credit Availability Period, the Borrower shall pay to the Administrative Agent, on each Quarterly Payment Date in each year and on the date on which the Revolving Loan Commitments shall be terminated as provided herein, (i) for the account of the Revolving Lenders, ratably in proportion to their Revolving Loan Commitments, a fee on the average daily aggregate amount available to be drawn under all outstanding Operational Letters of Credit during the preceding quarter (or shorter period commencing with the Closing Date) at a rate per annum equal to the applicable LIBO Rate Margin from time to time in effect during such period pursuant to Section 2.06 and (ii) for the account of the Issuing Bank, a fee on the average daily aggregate amount available to be drawn under all outstanding Operational Letters of Credit during the preceding quarter (or shorter period commencing with the Closing Date) at a rate per annum equal to 0.25%. Such fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Such fees shall accrue from and including the Closing Date to but excluding the last day of the Operational Letter of Credit Availability Period. In addition to the foregoing, the Borrower shall pay directly to the Issuing Bank, for its account, payable within 15 days after written demand therefor by the Issuing Bank has been received by the Borrower, the Issuing Bank's out-of-pocket expenses in connection with the issuance, transfer or amendment of or payment on any Operational Letter of Credit.

          (g) The Borrower hereby agrees to reimburse the Issuing Bank for any payment or disbursement made by the Issuing Bank under any Operational Letter of Credit, by making payment in immediately available funds to the Administrative Agent within one Business Day after receipt of notice of such payment or disbursement, in an amount equal to the amount of such payment or disbursement, plus interest on the amount so paid or disbursed by the Issuing Bank, to the extent not reimbursed prior to 12:00 p.m. (New York City time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Issuing Bank is reimbursed by the Borrower therefor, at a rate per annum equal to the rate applicable to Base Rate Revolving Loans during such period pursuant to Section 2.06. In the event the Borrower fails to reimburse the Issuing Bank as required by the preceding sentence, the Issuing Bank shall so notify the Administrative Agent and such payment or disbursement shall be reimbursed to the Issuing Bank as contemplated by Section 2.03(c) or
Section 2.17(d), as applicable. The Issuing Bank shall give the Borrower prompt notice of each drawing under any Operational Letter of Credit, provided, that, the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder. The Administrative Agent shall promptly pay any such amounts received by it to the Issuing Bank.

          (h) The Borrower's obligation to reimburse Operational Letter of Credit Disbursements as provided in Section 2.17(g) shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances, including the following:

               (i) any lack of validity or enforceability of any Operational Letter of Credit or any other Financing Document;

               (ii) except as otherwise provided in clause (iv) of this Section 2.17(h), the existence of any claim, setoff, defense or other right which the Borrower, any Affiliate or any other person may at any time have against the beneficiary under any Operational Letter of Credit, the Issuing Bank, the Administrative Agent, any Revolving Lender or any other person in connection with this Agreement, any other Financing Document or any other related or unrelated agreement or transaction;

               (iii) any draft or other document presented under an Operational Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or failing to comply with the Uniform Customs and Practices for Documentary Credits, as in effect from time to time, or any statement therein being untrue or inaccurate in any respect;

               (iv) payment by the Issuing Bank under an Operational Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Operational Letter of Credit; PROVIDED, THAT, such payment was not wrongfully made as a result of the gross negligence or willful misconduct of the Issuing Bank;

               (v) any amendment, waiver or consent in respect of this Agreement or any other Financing Document; and

               (vi) any other act or omission or delay of any kind or any other circumstance or event whatsoever, whether or not similar to any of the foregoing and whether or not foreseeable, that might, but for the provisions of this Section 2.17(h), constitute a legal or equitable discharge of the Borrower's obligations hereunder.

          (i) It is expressly understood and agreed that, for purposes of determining whether a wrongful payment under an Operational Letter of Credit resulted from the Issuing Bank's gross negligence or willful misconduct, (i) the Issuing Bank's acceptance of documents that appear on their face to comply with the requirements of such Operational Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary, (ii) the Issuing Bank's exclusive reliance on the documents presented to it under such Operational Letter of Credit as to any and all matters set forth therein, including the amount of any draft presented under such Operational Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Operational Letter of Credit proves to be insufficient in any respect (so long as such document on its face appears to comply with the requirements of such Operational Letter of Credit), and whether or not any other statement or any other document presented pursuant to such Operational Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (iii) any noncompliance in any immaterial respect of the documents presented under such Operational Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuing Bank. It is further understood and agreed that, notwithstanding the proviso to clause (iv) of Section 2.17(h), the Borrower's obligation hereunder to reimburse Operational Letter of Credit Disbursements will not be excused by the gross negligence or willful misconduct of the Issuing Bank to the extent that such Operational Letter of Credit Disbursement actually discharged a liability of, or otherwise benefited, or was recovered by, the Borrower; PROVIDED, THAT, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages suffered by the Borrower that are caused by the Issuing Bank's gross negligence or willful misconduct in determining whether drafts and other documents presented under an Operational Letter of Credit comply with the terms thereof.

          (j) The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under an Operational Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by telex or telecopy, to the Administrative Agent and the Borrower of such demand for payment and whether the Issuing Bank has made or will make the Operational Letter of Credit Disbursement thereunder; PROVIDED, THAT, the failure to give such notice shall not relieve the Borrower of its obligation to reimburse Operational Letter of Credit Disbursement in accordance with this Section 2.17. The Administrative Agent shall promptly give each Revolving Lender notice thereof.

          (k) The Borrower shall use the Operational Letters of Credit solely to support various financial and other payment or performance obligations of the Borrower Entities (excluding obligations of Twelvepole, until Ceredo has achieved Commercial Operation) incurred in the ordinary course of business including, without limitation, any expansion, repowering, maintenance, repairs or capital expenditures.

          (l) In the event that the Borrower is required pursuant to the terms of this Agreement to provide cash collateral in respect of the Operational Letter of Credit Exposure, the Borrower shall deposit in an account with the Administrative Agent, for the benefit of each Lender having a Revolving Loan Commitment, an amount in cash equal to the Operational Letter of Credit Exposure (or such lesser amount as shall be required hereunder or thereunder). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of any outstanding Operational Letter of Credit Exposure. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Moneys in such account shall be held and applied by the Administrative Agent in accordance with the Deposit Account Agreement.

                                   ARTICLE III
                              conditions precedent

          Section 3.01 CONDITIONS PRECEDENT TO THE CLOSING DATE. The obligation of the Lenders to make any Advances under this Agreement is subject to the fulfillment on the Closing Date (in form, scope and substance satisfactory to the Lenders) of the following conditions precedent:

          (a) FINANCING DOCUMENTS. Each of the following Financing Documents shall have been duly authorized, executed and delivered by each party thereto and shall be in full force and effect and all associated notices and acknowledgments shall have been made or waived:

               (i)    this Agreement;

               (ii)   the Acquisition Loan Notes;

               (iii)  the Revolving Loan Notes;

               (iv) any DLC Letter of Credit required to be delivered under the POLR Agreement or the POLR II Agreement on the Closing Date pursuant to the terms thereof;

               (v)    the Security Agreement;

               (vi)   the Equity Contribution Agreement;

               (vii)  the Security Account Control Agreement;

               (viii) the Deposit Account Agreement;

               (ix)   the Partnership Interest Pledge Agreements;

               (x)    the Mortgages;

               (xi) the Financing Statements in respect of the Security Agreement, the Partnership Interest Pledge Agreements, the Stock Pledge Agreement and the Mortgages; and

               (xii)  the Stock Pledge Agreement.

          (b) PROJECT CONTRACTS. Receipt of a copy of each of the following duly executed and delivered Project Contracts certified by a Responsible Officer of the Borrower. All conditions precedent contained in such Project Contracts shall have been satisfied or waived (as determined or approved by the Arrangers) in accordance with the terms thereto:

               (i)       the CPS Strategic Alliance Agreement;

               (ii)      the O&M Agreements;

               (iii)     the DLC Interconnection Agreements;

               (iv)      the FE Interconnection Agreements;

               (v)       the POLR Agreement;

               (vi)      the POLR II Agreement;

               (vii)     the DLC Must-Run Agreements;

               (viii)    the FE Must-Run Agreements;

               (ix)      the Acquired Fuel Supply Contracts;

               (x)       the DLC Consent;

               (xi)      the FE Consent;

               (xii)     the Operator Consent;

               (xiii)    the CPS Consent;

               (xiv)     the DLC Easement and Attachment Agreement;

               (xv)      the FE Easement and Attachment Agreements;

               (xvi)     the COSI Technical Support Agreement;

               (xvii)    the Harwick Ash Agreement;

               (xviii)   the Harwick Consent; and

               (xix)     the Agency Agreement.

          (c) BORROWING NOTICE. The Administrative Agent shall have received a Notice of Acquisition Borrowing in accordance with the terms of Section 2.03(a).

          (d) CORPORATE PROCEEDINGS. Receipt of copies of (i) all partnership actions taken by or on behalf of the Borrower authorizing the execution, delivery and performance of this Agreement and each other Transaction Document to which the Borrower is a party, certified by a Responsible Officer of the Borrower, (ii) all corporate or limited liability company action taken by or on behalf of each other Credit Party and, to the extent obtainable using reasonable efforts, each Major Project Party authorizing the execution, delivery and performance of each Transaction Document to which such Person is a party, certified by a Responsible Officer of such Credit Party or, to the extent obtainable using reasonable efforts, such Major Project Party, as the case may be, and (iii) all other documents evidencing other necessary corporate, limited liability company, partnership or other action of each Credit Party with respect to the Financing Documents to which it is a party, certified by a Responsible Officer of such Credit Party.

          (e) INCUMBENCY; GOVERNING DOCUMENTS. Receipt of a certificate of a Responsible Officer of the Borrower and each other Credit Party certifying (x) the names and true signatures of the officers or authorized representatives of such Credit Party authorized to sign the Financing Documents to which it is a party and the other documents to be delivered thereunder and (y) a copy of the Governing Documents of each Credit Party as in effect on the Closing Date.

          (f) GOOD STANDING CERTIFICATES. Receipt of copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction evidencing the good standing of the Borrower and each other Credit Party in the jurisdiction of incorporation or its organization, as the case may be, and in every jurisdiction where the character of such Person's properties or the nature of its activities make such qualifications necessary.

          (g) LEGAL OPINIONS. Receipt of the following legal opinions: (i) Thelen Reid & Priest LLP, special counsel to the Credit Parties; (ii) Kirkland & Ellis, special counsel to the Credit Parties; (iii) Stroock & Stroock & Lavan LLP, special counsel to the Credit Parties, (iv) Wolf, Block, Schorr and Solis-Cohen, special Pennsylvania counsel to the Credit Parties, (v) Ryan, Russell, Ogden & Seltzer, special Pennsylvania counsel to the Credit Parties, and (vi) Benesch, Friedlander, Caplan & Aronoff, special Ohio counsel to the Credit Parties.

          (h) ACQUISITION. Receipt of a copy of the Acquisition Agreement, in the form executed and delivered by the parties thereto as of September 24, 1999, certified by a Responsible Officer of the Borrower and all conditions precedent to the obligation of the Borrower thereunder shall have been satisfied (as determined by the Lenders) or waived (as approved by the Lenders).

          (i) PROJECTIONS. Receipt, on or prior to the Closing Date, of the Projections mutually acceptable to the Borrower and the Arrangers.

          (j) GOVERNMENTAL APPROVALS. Receipt of a certificate from a Responsible Officer of the Borrower (i) attaching copies of those Closing Date Governmental Approvals appearing on Part A of SCHEDULE 4.04 and stating that all such Closing Date Governmental Approvals have been duly obtained and are in full force and effect, not subject to any appeal or similar proceeding, except only as to an appeal or similar proceeding that is specifically set forth on Part C of Schedule 4.04, (ii) certifying that those Closing Date Governmental Approvals appearing on Part B of SCHEDULE 4.04 have been duly obtained and are in full force and effect, copies of which are expected to be received in the ordinary course of business without undue expense or delay, and that are not subject to any appeal or similar proceeding, except only as to an appeal or similar proceeding that is specifically set forth on Part C of Schedule 4.04, and (iii) certifying that the Borrower has no reason to believe that all Governmental Approvals appearing on Part D of SCHEDULE 4.04 will not be obtained by the dates by which they are required and no other Governmental Approvals are required for the ownership or operation of the Portfolio Assets as contemplated by the Transaction Documents (other than Governmental Approvals that may be required for the operation of the Phillips facility or Ceredo, which in each case shall not be necessary unless and until the Borrower or Twelvepole, as applicable, elects to place such facility into operation).

          (k) INDEPENDENT ENGINEER'S REPORT. Receipt of the Independent Engineer's Report, addressing all aspects of the Portfolio Assets, including, without limitation, the forecasted operating and capital costs of the Portfolio Assets, the ability of the Portfolio Assets to operate as expected, forecasted heat rates, overall assessment of the Portfolio Assets and forecasted electricity generation revenues for the Borrower and environmental matters, in form and substance reasonably satisfactory to the Arrangers.

          (l) POWER MARKET CONSULTANT REPORT. Receipt of the Power Market Consultant Report, in form and substance reasonably satisfactory to the Arrangers.

          (m) FUEL CONSULTANT REPORT. Receipt of the Fuel Consultant's Report, as to fuel-related matters, in form and substance reasonably satisfactory to the Arrangers.

          (n) FUEL PLAN. Receipt of the Fuel Plan, in form and substance reasonably satisfactory to the Arrangers.

          (o) POWER MARKETING PLAN. Receipt of the Power Marketing Plan, in form and substance reasonably satisfactory to the Arrangers.

          (p) O&M PLAN. Receipt of the O&M Plan, in form and substance reasonably satisfactory to the Arrangers.

          (q) FEES AND EXPENSES. All fees and expenses due and payable by the Borrower or any other Credit Party to any Secured Party pursuant to any Financing Document on or prior to the Closing Date shall have been paid to the extent invoiced to the Borrower at least one (1) Business Day prior to the Closing Date.

          (r) EQUITY CONTRIBUTION. The Sponsor shall have (i) made an irrevocable and unconditional cash equity contribution to the account of the Borrower in an amount equal to the Equity Contribution Amount, and such amount shall have been deposited into the Equity Proceeds Account for application therefrom pursuant to the terms of the Deposit Account Agreement, and (ii) taken such action as is necessary to make the representation and warranty set forth in
Section 4.23 true and correct as of the Closing Date.

          (s) NO LEGAL PROCEEDINGS. Except as set forth on SCHEDULE 4.05 hereto, there shall be no (i) injunction, writ, preliminary restraining order or any order of any nature issued by an arbitrator, court or other Governmental Authority in connection with the transactions provided for herein or in the other Transaction Documents, or (ii) litigation, investigation or proceedings before any arbitrator, court or other Governmental Authority pending or, to the Borrower's knowledge, threatened (A) against the Borrower, any Credit Party, any Portfolio Asset or any other Major Project Party or any of their respective properties, revenues or assets or (B) with respect to this Agreement or the other Transaction Documents or any of the transactions contemplated hereby or thereby. To the Borrower's knowledge, there is no reasonable basis for any of the foregoing and a Responsible Officer of the Borrower shall have delivered a certificate of a Responsible Officer of as to the matters set forth in this
Section 3.01(s).

          (t) FINANCIAL STATEMENTS; FEDERAL TAX ID NUMBERS. Receipt of (i) balance sheets and financial statements of each Credit Party, prepared in accordance with GAAP and certified as to accuracy by a Responsible Officer of each such Credit Party, (ii) the most recent balance sheets and financial statements of COSI and its Subsidiaries, CPS and, to the extent reasonably available to the Borrower, each other Major Project Party as at the end of their respective fiscal years and the related statements of income, retained earnings and cash flows of such Major Project Party, for such fiscal year, all in reasonable detail and (iii) the Federal tax identification numbers and addresses of each Credit Party delivering financial statements under Section 3.01(t)(i).

          (u) ESTABLISHMENT OF ACCOUNTS. All Accounts and sub-accounts thereof shall have been established pursuant to the Transaction Documents and the Borrower shall have contemporaneously made, or caused to be made, the initial deposits into (i) the Debt Service Reserve Account, in an amount not less than $45,000,000 and (ii) the Replacement Capital Expenditure Pre-Funding Account in an amount not less than $10,000,000.

          (v) PERFECTION OF SECURITY INTERESTS. All filings, recordings and other actions that are necessary or, in the reasonable opinion of the Lenders, desirable in order to establish, protect and preserve the Administrative Agent's (for the benefit of the Secured Parties) first priority lien on and, perfected security interest in all right, title, estate and interest in and to the Collateral covered by the Security Documents executed and delivered as of the Closing Date, on the terms set forth therein, shall have been duly made or taken or satisfactory arrangements to make such filings promptly following the Closing Date shall be established. Upon making such filings, the Administrative Agent (for the benefit of the Secured Parties) shall have, on the terms set forth in such Security Documents, a first priority lien on and perfected security interest in all right, title, estate and interest in and to the applicable Collateral, in each case prior and superior to all other Liens except Permitted Liens.

          (w) REAL ESTATE MATTERS. Receipt of (i) one or more original lender's policies of title insurance issued by Fidelity National Title Insurance Company of New York and Chicago Title Insurance Company (the "TITLE COMPANIES"), as co-insurers thereunder, or one or more other title companies acceptable to the Arrangers with such endorsements and coverage as the Arrangers reasonably request insuring the liens created by the Mortgages in a manner reasonably acceptable to the Arrangers, (ii) one or more original owner's policies of title insurance issued by the Title Companies or one or more other title companies reasonably acceptable to the Arrangers with such endorsements and coverage as is reasonably acceptable to the Arrangers covering the real property interests encumbered by the Mortgages, and (iii) surveys conducted by licensed surveyors reasonably satisfactory to the Arrangers containing certifications satisfactory, and showing no state of facts unsatisfactory, to the Arrangers, in respect of the real property interests encumbered by the Mortgages.

          (x) INSURANCE. (i) Receipt, from the Insurance Consultant, of the Insurance Consultants Report in respect of the insurance coverages for the Portfolio Assets, in form and substance reasonably satisfactory to the Arrangers, (ii) all insurance policies required to be maintained by the Borrower pursuant to Section 5.06 shall have been obtained, shall be in full force and effect on the Closing Date and not subject to cancellation without prior notice, all such insurance policies shall comply in all material respects with the requirements of SCHEDULE 5.06, and the Arrangers shall have received a certificate from the Insurance Consultant as to the matters set forth in this clause (ii), (iii) the Borrower shall deliver or cause to be delivered originals or certified copies of all policies evidencing such insurance described in clause (ii) of this Section 3.01(x) (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer) in form and substance satisfactory to the Arrangers, and (iv) the Insurance Consultant shall have approved all insurance policies, applications, disclosures and other information provided to or obtained from, as the case may be, all insurers providing the insurances identified in SCHEDULE 5.06 and (v) all premiums then due and payable on the insurance policies required pursuant to Section 5.06 shall have been paid.

          (y) INTELLECTUAL PROPERTY. The Borrower shall provide satisfactory evidence to the Lenders that it has obtained, on or prior to the Closing Date, all Intellectual Property rights contemplated by Section 4.19.

          (z) OPERATING BUDGET. The Arrangers and the Independent Engineer shall have received an Operating Budget conforming to the requirements set forth in the definition thereof and otherwise reasonably acceptable to them.

          (aa) PROCESS AGENT. Receipt of evidence that each Credit Party has irrevocably appointed as its agent for service of process National Registered Agents, Inc. (or another Person satisfactory to the Arrangers), and that each such agent has accepted the appointment and has agreed to forward forthwith to such Credit Party all legal process in New York, New York addressed to such Credit Party as applicable, received by such agent.

          (bb) FEE SIDE LETTERS. Each Arranger and each Agent shall have received a copy of each such Person's respective Fee Side Letter, in form and substance satisfactory to such Person.

          (cc) OFFICER'S CERTIFICATE. Receipt of a certificate from a Responsible Officer of the Borrower certifying that (i) all representations and warranties made by the Borrower in Article IV hereof are true in all respects,
(ii) the Borrower has duly performed and complied with each of the obligations required under the Project Contracts to which it is a party, (iii) no Default or Event of Default has occurred and is continuing, (iv) each Project Contract to which the Borrower is a party remains in full force and effect, (v) to such Responsible Officer's knowledge, no event has occurred which could reasonably be expected to cause a Material Adverse Effect, both before and after giving effect to the transactions contemplated to occur on the Closing Date, and (vi) all utility services necessary for the operation and maintenance of the Portfolio Assets in accordance with Prudent Industry Practice are available and have been obtained (other than utility services necessary for the operation and maintenance of the Phillips facility, which shall not be necessary unless and until the Borrower elects to place such facility into operation).

          (dd) LIEN SEARCHES. Receipt of results of a recent search by a Person satisfactory to the Lenders of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of the Credit Parties, and the results of such search shall be reasonably satisfactory to the Lenders.

          (ee) ALLEGHENY LITIGATION. Either (i) receipt of evidence of a final resolution to the litigation between Allegheny Energy, Inc. and DQE, Inc. filed in the United States District Court for the Western District of Pennsylvania (Civil Action No. 98-1639), and any related actions, or (ii) the Lenders have otherwise become reasonably satisfied with the risk of the sale of the Portfolio Assets to the Borrower being enjoined, rescinded or otherwise materially adversely affected as a result of such litigation.

          (ff) OTHER DOCUMENTS; INFORMATION. The Arrangers shall have received (with a copy for each of the other Lenders) all such other statements, certificates, documents and other information with respect to the matters contemplated by this Agreement and the other Financing Documents and Transaction Documents as the Arrangers or any Lender may reasonably request.

          Section 3.02 CONDITIONS PRECEDENT TO REVOLVING LOANS. The obligation of any Lender to make its respective Revolving Advance and the obligation of the Issuing Bank to issue the DLC Letter of Credit or any Operational Letter of Credit under this Agreement is subject to the fulfillment on the applicable Revolving Loan Funding Date in a manner satisfactory to each such Lender of the following conditions precedent:

          (a) NOTICE OF REVOLVING LOAN. The Administrative Agent shall have received (with a copy for each of the other Revolving Lenders) a Notice of Revolving Borrowing in accordance with the terms of Section 2.03(b).

          (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Credit Parties under this Agreement and in each other Financing Document to which each such Person is a party shall be true and correct in all material respects (both before and after giving effect to the proposed Revolving
Loan) on and as of the Revolving Loan Funding Date as though made on and as of the Revolving Loan Funding Date, except to the extent that such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

          (c) EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing under any Transaction Document (both before and after giving effect to the proposed Revolving Loan) on and as of such Revolving Loan Funding Date.

          Section 3.03 CONDITIONS PRECEDENT TO THE CEREDO EFFECTIVE DATE. The occurrence of the "Ceredo Effective Date," and the obligation of the Administrative Agent from time to time thereafter to release funds then remaining in the Equity Proceeds Account, to or on the direction of the Borrower, in accordance with the Deposit Account Agreement, is subject to the fulfillment (in form, scope and substance satisfactory to the Arrangers) of the following conditions precedent:

          (a) CLOSING DATE CONDITIONS. All of the conditions precedent set forth in this Section 3.03 shall have been satisfied on or before December 31, 2000.

          (b) ACQUISITION CERTIFICATE. The Administrative Agent shall have received an Officer's Certificate of the Sponsor certifying the acquisition by the Sponsor of 100% of the equity interests in Twelvepole, free and clear of any lien, claim or encumbrance, pursuant to the Twelvepole Acquisition Agreement.

          (c) FINANCING DOCUMENTS. The Twelvepole Intercompany Working Capital Note shall be executed by Twelvepole, accompanied by undated assignments executed in blank, and delivered to the Administrative Agent. In addition, each of the following Financing Documents shall have been duly authorized, executed and delivered and shall be in full force and effect and all associated notices and acknowledgments shall have been made or waived:

               (i)   the Borrower Twelvepole LLC Interest Pledge Agreement;

               (ii)  the Twelvepole Intercompany Agreement;

               (iii) the Twelvepole Guarantee; and

               (iv) the Financing Statements in respect of the Borrower Twelvepole LLC Interest Pledge Agreement.

          (d) PROJECT CONTRACTS. Receipt of a certificate from a Responsible Officer of the Borrower certifying that (i) the Ceredo Project Contracts and the Governing Documents of Twelvepole delivered to the Administrative Agent on the Ceredo Closing Date are true, correct and complete copies of the Ceredo Project Contracts in effect as of the Ceredo Effective Date (except as the Ceredo EPC Contract has been amended as provided in EXHIBIT X hereto, with any changes to such EXHIBIT X as shall be approved by the Arrangers, or Section 6.05) and all of the Governing Documents of Twelvepole in existence as of the Ceredo Effective Date and (ii) as of the Ceredo Effective Date, none of such Ceredo Project Contracts or Governing Documents has been amended, modified or terminated except in accordance herewith and as disclosed in writing to the Administrative Agent, the representations and warranties of Twelvepole and, to the Borrower's knowledge, each Major Project Party, in each such Ceredo Project Contract to which each such Person is a party are true and correct in all material respects and, to the Borrower's current actual knowledge, no other party to a Ceredo Project Contract is in default of such party's material obligations thereunder.

          (e) CORPORATE PROCEEDINGS. Receipt of copies of (i) all corporate, limited liability company, partnership or other actions taken by or on behalf of Twelvepole, authorizing the execution, delivery and performance of each Transaction Document to which it is a party, certified by a Responsible Officer of Twelvepole, (ii) all corporate, limited liability company, or partnership or other action taken by or on behalf of the Borrower and the General Partner authorizing the execution, delivery and performance of each Transaction Document executed and delivered pursuant to this Section 3.03 to which such Person is a party, certified by a Responsible Officer of each such Person, as the case may be (including the amendment of the business purpose clauses of the Governing Documents of the Borrower and the General Partner to the extent necessary to reflect the Borrower's acquisition and ownership of the membership interests of Twelvepole and the development, construction, ownership and operation of Ceredo by Twelvepole as contemplated under Section 6.04 hereof), (iii) the Twelvepole Operating Agreement, amended to reflect the 100% ownership interest of Borrower and to include single-purpose entity covenants as provided on Exhibit V hereto, certified by a Responsible Officer of Twelvepole, and (iv) all other documents evidencing other necessary corporate, limited liability company, partnership or other action of any other Credit Party with respect to the Transaction Documents delivered pursuant to this Section 3.03, certified by a Responsible Officer of such Person.

          (f) INCUMBENCY; RESPONSIBLE OFFICER CERTIFICATES. Receipt of a certificate of a Responsible Officer of Twelvepole certifying the names and true signatures of the officers or authorized representatives of Twelvepole authorized to sign the Financing Documents to which it is a party and the other documents to be delivered thereunder.

          (g) GOOD STANDING CERTIFICATES. Receipt of copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction evidencing the good standing of Twelvepole in the jurisdiction of its incorporation or organization, as the case may be, and in every jurisdiction where the character of such Person's properties or the nature of its activities make such qualifications necessary.

          (h) GENERATOR PURCHASE ORDER. The Administrative Agent shall have received an Officer's Certificate of the Borrower certifying that all right, title and interest of Columbia Capacity in, to and under the Ceredo Generator Purchase Order has been duly assigned to Twelvepole, free and clear of liens, claims or encumbrances, or that the Borrower has made other arrangements with respect thereto reasonably satisfactory to the Arrangers.

          (i) EQUITY CONTRIBUTION. The Administrative Agent shall have received an Officer's Certificate of the Sponsor certifying that the Sponsor has made an irrevocable and unconditional contribution to the Borrower of 100% of the equity interests in Twelvepole.

          (j) LEGAL OPINIONS. The Arrangers shall have received the following legal opinions: (i) Thelen Reid & Priest, special counsel to the Borrower and Twelvepole, and (ii) Stroock & Stroock & Lavan LLP, special counsel to the Borrower and Twelvepole, in each case in form and substance reasonably acceptable to the Arrangers, it being acknowledged that legal opinions substantially in the form delivered pursuant to Section 3.01(g) hereof (with such additions and other changes as are acceptable to the Arrangers and necessary to reflect the structure of the transactions contemplated by this
Section 3.03) shall be deemed to be acceptable.

          (k) GOVERNMENTAL APPROVALS. Receipt of a certificate from a Responsible Officer of the Borrower certifying that the Borrower has no reason to believe that all Governmental Approval required for the ownership or operation of Ceredo will not be obtained by the dates by which they are required.

          (l) PERFECTION OF SECURITY INTERESTS. All filings, recordings and other actions that are necessary or desirable in the reasonable opinion of the Lenders in order to establish, protect and preserve the Administrative Agent's (for the benefit of the Secured Parties) first priority lien on and, perfected security interest in all right, title, estate and interest in and to the Collateral covered by the Borrower Twelvepole LLC Interest Pledge Agreement, on the terms set forth therein, shall have been duly made or taken or satisfactory arrangements to make such filings promptly following the Ceredo Effective Date shall be established. Upon making such filings, the Administrative Agent (for the benefit of the Secured Parties) shall have, on the terms set forth in such Security Documents, a first priority lien on and perfected security interest in all right, title, estate and interest in and to the applicable Collateral, in each case prior and superior to all other Liens except Permitted Liens.

          (m) REAL ESTATE MATTERS. Receipt of a copy of one or more owner's policies of title insurance issued by First American Title Insurance Company or one or more other title companies acceptable to the Arrangers, insuring title to the real property interests to be encumbered by the Twelvepole Mortgage, reasonably acceptable to the Arrangers.

          (n) OFFICER'S CERTIFICATE. Receipt of a certificate from a Responsible Officer of the Borrower certifying that (i) all representations and warranties made by the Borrower in Article IV hereof (except in respect of Twelvepole, Ceredo or the other properties or assets (tangible or intangible, real or personal) of Twelvepole) are true in all respects as if made on and as of the Ceredo Effective Date, except to the extent that such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date,
(ii) nothing has come to the attention of the Borrower that would cause the Borrower to believe that the representations and warranties in Article IV, as they relate to Ceredo, will not be true in all respects as of February 15, 2001 or that Twelvepole will not be able to achieve Commercial Operation with respect to Ceredo on or before July 1, 2001, (iii) no Default or Event of Default has occurred and is continuing, and (iv) no Closing Failure has occurred as of such date.

          (o) INSURANCE. (i) Receipt, from the Insurance Consultant, of a supplemental Insurance Consultant's Report in respect of the insurance coverages for Ceredo, in form and substance reasonably satisfactory to the Arrangers, (ii) all insurance policies required to be maintained with respect to Twelvepole and Ceredo pursuant to Section 5.06 shall have been obtained, shall be in full force and effect on the Ceredo Effective Date and not subject to cancellation without prior notice, all such insurance policies shall comply in all material respects with the requirements of Schedule 5.06, and the Arrangers shall have received a certificate from the Insurance Consultant as to the matters set forth in this clause (ii), (iii) the Borrower shall deliver or cause to be delivered originals or certified copies of all policies evidencing such insurance described in clause (ii) of this Section 3.03(o) (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer) in form and substance satisfactory to the Arrangers, (iv) the Insurance Consultant shall have approved all insurance policies, applications, disclosures and other information provided to or obtained from, as the case may be, all insurers providing the insurance identified in Schedule 5.06 and (v) all premiums then due and payable on the insurance policies required pursuant to Section 5.06 shall have been paid.

          (p) PROCESS AGENT. Receipt of evidence that Twelvepole has irrevocably appointed as its agent for service of process National Registered Agents, Inc. (or another Person satisfactory to the Arrangers), and that each such agent has accepted the appointment and has agreed to forward forthwith to Twelvepole all legal process in New York, New York addressed to Twelvepole received by such agent.

          (q) OTHER DOCUMENTS; INFORMATION. The Arrangers shall have received (with a copy for each of the other Lenders) all such other statements, certificates, documents and other information with respect to the matters contemplated by this Agreement and the other Financing Documents and Transaction Documents as the Arrangers or any Lender may reasonably request.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Secured Parties to enter into this Agreement and the other agreements contemplated hereby, the Borrower makes the following representations and warranties to the Secured Parties; PROVIDED, however, that
(i) the Borrower shall not be deemed to make such representations as they relate to Twelvepole, Ceredo or the other properties and assets (tangible or intangible, real or personal) of Twelvepole until the Borrower has delivered to the Administrative Agent the certificate with respect thereto described in
Section 5.28(vii) and (ii) with respect to all such representations as they relate to Twelvepole, Ceredo or the other properties and assets (tangible or intangible, real or personal) of Twelvepole, all references in this Article IV to the "Closing Date" shall be deemed to be references to the date of the certificate with respect thereto described in Section 5.28(vii).

          Section 4.01 EXISTENCE; DUE QUALIFICATION; COMPLIANCE WITH LAW. Each Borrower Entity (a) is duly formed, validly existing and in good standing under the laws of the respective jurisdiction of its formation, (b) has all requisite power and authority to own its property and assets, to borrow money and to transact the business in which it is presently engaged and in which it proposes to be engaged, (c) has duly qualified and is authorized to do business and is in good standing in every jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and (d) is in full compliance with its Governing Documents, all Contractual Obligations, all applicable Requirements of Law and all of its Governmental Approvals, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          Section 4.02 POWER; AUTHORITY; NO VIOLATION; BINDING EFFECT. (a) The execution, delivery and performance by the Borrower Entities of the Transaction Documents to which each is a party and the consummation of the transactions contemplated thereby (i) are within their respective powers, (ii) have been duly authorized by all necessary corporate or partnership action, (iii) do not and will not contravene (A) their respective Governing Documents or (B) any material Requirement of Law, any material Contractual Obligation or any material Governmental Approval binding on or affecting any of them and (iv) do not and will not conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except Permitted Liens) upon any of their respective properties or assets pursuant to, the terms of any material Contractual Obligation binding on or affecting any of them.

          (b) Each Borrower Entity has duly executed and delivered each Transaction Document to which it is a party. Each Transaction Document constitutes the legal, valid and binding obligation of each Borrower Entity (to the extent it is a party thereto), enforceable against such Borrower Entity in accordance with its terms, except as enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity.

          Section 4.03 OWNERSHIP OF PROPERTY. Each Borrower Entity has good title to, or valid leasehold, easement or right-of-way interests in, the material property, assets or revenues which it purports to own, lease or hold any such interest in, free and clear of all Liens (except Permitted Liens), including possession of all required real estate interests and licenses, Intellectual Property and other proprietary rights.

          Section 4.04 GOVERNMENTAL APPROVALS. (i) Except as otherwise set forth on SCHEDULE 4.04 attached hereto, no Governmental Approval or approval of any other Person (except such as have been duly obtained, made or given, and are in full force and effect or the failure to obtain which is not material to the ongoing operation of any Portfolio Asset) is required to authorize, or is required in connection with (a) the execution, delivery or performance of any Transaction Document by any Borrower Entity or the consummation of any of the transactions contemplated thereby (including, without limitation, the purchase of the Portfolio Assets and the granting of Liens pursuant to the Security Documents), (b) the ownership, maintenance or operation of the Portfolio Assets by the relevant Borrower Entity (other than Governmental Approvals that may be required for the operation of Phillips or Ceredo, which shall not be necessary unless and until the Borrower or Twelvepole, as applicable, elects to place such Portfolio Asset into operation) or (c) the legality, validity, binding effect or enforceability of any Transaction Document. Except as otherwise set forth on Part C of SCHEDULE 4.04, all applicable waiting periods (including appeal periods) relating to any such Governmental Approval or other approval which are required and have been obtained have expired without any adverse action taken with respect thereto.

               (ii) On the Closing Date, each Revolving Loan Funding Date and the date of issuance of any Letter of Credit, each of the Governmental Approvals and other consents and approvals listed on Parts A and B of SCHEDULE 4.04, is in full force and effect, is not subject to any appeal or similar proceeding, except as such appeal or similar proceeding is expressly described on Part C of
SCHEDULE 4.04. The Borrower has no reason to believe, after reasonable inquiry, that as of the Closing Date, any of the Governmental Approvals and other consents and approvals listed on Part D of SCHEDULE 4.04 cannot or will not be obtained or made in the normal course of business as and when required and without material expense or delay. No Borrower Entity is in violation of any condition in any material Governmental Approval.

          Section 4.05 LEGAL PROCEEDINGS. Except as set forth on SCHEDULE 4.05 attached hereto, there is no (a) injunction, writ, preliminary restraining order or order of any nature issued by an arbitrator, court or other Governmental Authority against any Borrower Entity, or, to the Borrower's knowledge, against any other Major Project Party, in connection with the transactions provided for herein or in the other Transaction Documents, or (b) action, suit, arbitration, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority pending against (i) any Borrower Entity or, to the Borrower's knowledge, threatened against any Borrower Entity nor, to the Borrower's knowledge, is there any reasonable basis for any such action, suit arbitration, litigation, investigation or proceeding, or, (ii) to the Borrower's knowledge, pending or threatened against any other Major Project Party, which, solely with respect to this clause (ii), could reasonably be expected to result in a material adverse affect on the financial condition of such Major Project Party or such Major Project Parties' ability to fulfill its obligations under the Project Contract to which it is a party.

          Section 4.06 FINANCIAL STATEMENTS. Each financial statement of the Credit Parties, and to the Borrower's knowledge, the Major Project Parties, delivered by the Borrower to the Arrangers, Lenders or the Administrative Agent, on the Closing Date was prepared in accordance with GAAP and fairly presents the financial condition of such party as of the date of such financial statement. Each financial statement of the Credit Parties, delivered from time to time by the Borrower as required hereunder, was prepared in accordance with GAAP and fairly presents the financial condition of such party as of the date of such financial statement.

          Section 4.07 INDEBTEDNESS. On the Closing Date, the Ceredo Closing Date, the Ceredo Effective Date and each Revolving Loan Funding Date, the Borrower has no outstanding Indebtedness other than Permitted Indebtedness.

          Section 4.08 NO DEFAULT. No Default or Event of Default has occurred and is continuing.

          Section 4.09 TAXES. Each Borrower Entity has filed all tax returns required to be filed by it and has paid all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those being contested in good faith and by appropriate proceedings and for which Acceptable Reserves have been established. No tax Liens have been filed and no claims or assessments are currently being asserted or, to the Borrower's knowledge, are reasonably expected to be asserted with respect to any such taxes or other charges.

          Section 4.10 USE OF PROCEEDS. All proceeds of the Loans will be used only for the purposes specified in Sections 2.01(d) and 2.02(d), as applicable. No part of the proceeds of any Loan and no proceeds of any Letter of Credit will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to any other Person for the purpose of purchasing or carrying any Margin Stock.

          Section 4.11 COMPLIANCE WITH ERISA. Each Borrower Entity, the Operator and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Benefit Arrangement and Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Benefit Arrangement and Plan. None of the Borrower Entities, the Operator or any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (b) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which in either case would trigger the provisions of Section 412(n) or 401(a)(29) of the Code (or any corresponding provisions of ERISA), (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, (d) engaged in any transaction described in Sections 4069 or 4204 of ERISA, or (e) engaged in any Prohibited Transaction. No condition has occurred or exists with respect to each Plan which by the passage of time would be expected to result in an accumulated funding deficiency (within the meaning of Section 412 of the Code).

          Section 4.12 MATERIAL LIABILITIES. No Borrower Entity has any material liabilities (actual or contingent) other than those (a) existing on the Closing Date as set forth in SCHEDULE 4.12 hereto, as set forth in its most recent financial statements or in the Operating Budget, (b) arising out of, or expressly permitted by, this Agreement or the other Transaction Documents to which it is, or is to become, a party or (c) liabilities incurred, existing or assumed after the Closing Date pursuant to written agreements, contracts, commitments and/or arrangements of any Borrower Entity, entered into in the ordinary course of business permitted pursuant to the Financing Documents and which individually or in the aggregate would not reasonably likely to result in a material adverse effect on such Borrower Entity's financial condition or its ability to fulfill its obligations under the Transaction Documents to which it is a party.

          Section 4.13 REGULATION OF PARTIES. (a) Each of the Borrower Entities and Operator is an "exempt wholesale generator" under Section 32 of PUHCA. So long as the Borrower Entities and Operator are owning and operating the Portfolio Assets and are "exempt wholesale generators" under Section 32 of PUHCA, none of the Borrower Entities nor any Credit Party nor Operator is, and none will be, solely as a result of its participation in the transactions contemplated hereby or by any other Transaction Document, or as a result of the ownership, use or operation of the Portfolio Assets, subject to regulation by the Securities and Exchange Commission as a "public-utility company," or an "electric utility company," or a "holding company" or a "subsidiary" or "affiliate" of any of the foregoing under PUHCA. So long as the owner and each operator of the Portfolio Assets is an "exempt wholesale generator" under
Section 32 of PUHCA, none of the Lenders will, solely as a result of its or their ownership or operation of the Portfolio Assets upon the exercise of remedies under the Security Documents, be subject to regulation by the Securities and Exchange Commission as a "public-utility company," an "electric utility company," a "holding company," or a subsidiary or affiliate of any of the foregoing under PUHCA.

          (b) None of the Credit Parties is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          Section 4.14 SECURITY DOCUMENTS. The Security Documents, together with all necessary recordings thereof and filings with respect thereto, are effective to create as security for the Loans, valid and enforceable Liens in and on all of the Collateral described in each such Security Document in favor of the Administrative Agent (for the benefit of the Secured Parties), and upon making the filings referenced in SCHEDULE 4.14 hereof in the applicable filing or recording office in accordance with applicable Requirements of Law, all necessary and appropriate recordings and filings will have been made, all other necessary and appropriate action will have been taken so that each such Security Document creates a perfected Lien (other than with respect to vehicles or boats) on and security interest in the Collateral covered thereby and appropriate consents to the action, perfection and enforcement of such Liens have been obtained from each of the Project Parties superior to and prior to the rights of all other Persons, subject only to Permitted Liens. All taxes, fees and other charges payable in connection therewith will have either been paid in full by the Borrower or arrangements for the payment of such amounts satisfactory to the Administrative Agent shall have been made.

          Section 4.15 ACCURACY AND COMPLETENESS OF INFORMATION. (a) All factual written information heretofore or contemporaneously created and furnished by or on behalf of any Credit Party to the Arrangers, the Administrative Agent or any Lender, for purposes of, or in connection with, this Agreement, any other Transaction Document or any transaction contemplated hereby or thereby is, and all such other factual information hereafter furnished by or on behalf of any Credit Party to the Arrangers, the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is given, dated or certified and not incomplete by omitting to state any material fact necessary to make such information not materially misleading at such time, in each case taken as a whole together with all other information theretofore or contemporaneously supplied; provided, that, no representation or warranty is made with regard to (a) any projections or other forward-looking statements provided by the Borrower, including the Projections (except as set forth in Section 4.24 below) and (b) general market information.

          (b) The Borrower has made a reasonable inquiry in respect of factual written information heretofore or contemporaneously created and furnished by or on behalf of any Person (other than any Credit Party) to the Arrangers, the Administrative Agent or any Lender, for purposes of, or in connection with, this Agreement, any other Transaction Document or any transaction contemplated hereby or thereby. To the knowledge of the Borrower based on such inquiry, all such factual information is true and accurate in all material respects on the date as of which such information is given, dated or certified and is not incomplete by omitting to state any material fact necessary to make such information not materially misleading at such time, in each case taken as a whole together with all other information theretofore or contemporaneously supplied.

          (c) There is no fact known to any Credit Party which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of any Credit Party, or any certificate or other written statement made or furnished by any Credit Party to the Arrangers or the Administrative Agent.

          Section 4.16 PROPERTY RIGHTS, UTILITIES, ETC. All easements, leasehold and other property interests, and all utility and other services, means of transportation, facilities, other materials and other rights that are necessary for the acquisition, operation and maintenance of the Portfolio Assets (other than those which may be required for the operation of Phillips or Ceredo which shall not be necessary unless and until the Borrower or Twelvepole, as applicable, elects to place such Portfolio Asset into operation) in accordance with all material Requirements of Law and the then existing Project Contracts (including, without limitation, gas, electrical, water and sewage services and facilities) have been procured and are available to the Borrower Entities and the Portfolio Assets pursuant to the Project Contracts or are otherwise commercially available to the Borrower Entities and the Portfolio Assets and, to the extent appropriate, arrangements have been made by, or on behalf of (and with the approval of), each Borrower Entity on commercially reasonable terms for such easements, interests, services, means of transportation, facilities, materials and rights in each case, except where the failure to procure or have available any of the foregoing could not reasonably be expected to have a material adverse effect on the operation of any Portfolio Asset.

          Section 4.17 PROJECT CONTRACTS. The Borrower has delivered to the Lenders prior to the date hereof, true, correct and complete copies of the Project Contracts in effect as of the date hereof and all of the Governing Documents of each Credit Party in existence as of the date hereof. As of the date hereof, none of such Project Contracts or Governing Documents has been amended, modified or terminated except in accordance herewith and as disclosed in writing to the Administrative Agent, the representations and warranties of each Borrower Entity and, to the Borrower's knowledge each Major Project Party, in each such Project Contract to which each such Person is a party are true and correct in all material respects and, to the Borrower's knowledge, no other party to a Project Contract is in default of such party's material obligations thereunder.

          Section 4.18 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Borrower and the office where the Borrower maintains its records relating to the transactions contemplated by the Transaction Documents is located at 2000 Cliff Mine Road, Suite 2000, Pittsburgh, PA 15275.

          Section 4.19 PATENTS; LICENSES; FRANCHISES AND FORMULAS. (a) Each Borrower Entity owns, has a license to use or otherwise has the right to use, free and clear of any pending or, to the knowledge of the Borrower, threatened Liens (other than Permitted Liens), all the patents, patent applications, trademarks, permits, service marks, names, trade secrets, proprietary information and knowledge, technology, computer programs, databases, copyrights, licenses, franchises and formulas, or rights with respect thereto required to operate and maintain the Portfolio Assets (other than Phillips or Ceredo, unless and until the Borrower or Twelvepole, as applicable, elects to place such Portfolio Asset into operation) as presently operated and maintained (collectively, "INTELLECTUAL PROPERTY"), and to conduct its business as presently conducted and as presently proposed to be conducted, in each case, except where the failure to own or possess any such Intellectual Property could not reasonably be expected to result in a Material Adverse Effect, and the activities and transactions contemplated by the Transaction Documents, without any conflict with the rights of others.

          (b) Except as set forth on SCHEDULE 4.19 attached hereto, (i) each Borrower Entity has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary for the operation of the Portfolio Assets as presently conducted and as presently proposed to be conducted and the activities and transactions contemplated in the Transaction Documents, and (ii) no Borrower Entity is in violation of the terms of any such franchise, license, permit, certificate, authorization, easement, right of way, qualification, right or approval, in any such case with respect to clause (i) or (ii) above, which could reasonably be expected to have a Material Adverse Effect.

          Section 4.20 ENVIRONMENTAL MATTERS. Except as described in SCHEDULE 4.20:

          (a) There are no facts, circumstances, conditions or occurrences regarding the Portfolio Assets that could reasonably be likely to (i) form the basis of any Environmental Claim arising with respect to the Portfolio Assets, against the Portfolio Assets or any Borrower Entity, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect,
(ii) cause any Portfolio Asset to be subject to any material restrictions on ownership, occupancy, or use under any Environmental Law or (iii) require the filing or recording of any notice, registration, permit or disclosure documents with respect to any material violation of any Environmental Law.

          (b) There are no past, pending or, to the Borrower's knowledge, threatened Environmental Claims arising with respect to the ownership, operation and maintenance of the Portfolio Assets, which individually or in the aggregate could reasonably be likely to have a Material Adverse Effect.

          (c) Hazardous Materials have not at any time been used or Released by any Borrower Entity or, to the Borrower's knowledge, by any other Person, at, on, under or from the Portfolio Assets other than in compliance at all times with all applicable Environmental Laws, except where such use or Release could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, no Hazardous Material generated by any Borrower Entity has been recycled, treated, stored, disposed of or Released by any Borrower Entity at any location other than those listed in SCHEDULE 4.20.

          (d) (i) there are not now and, to the Borrower's knowledge after reasonable inquiry, never have been any underground storage tanks located at the sites of any of the Portfolio Assets, (ii) there is no asbestos contained in, forming part of, or contaminating any part of the Portfolio Assets, and (iii) no polychlorinated biphenyls ("PCBS") are used, stored, located at or contaminate any part of the Portfolio Assets, in any such case referenced in any of clauses
(i), (ii), or (iii) which individually or in the aggregate could reasonably be likely to have a Material Adverse Effect.

          (e) All written environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of or which have been delivered to, any Credit Party in relation to facts, circumstances or conditions at or affecting the Portfolio Assets or any site or facility now or previously owned, operated or leased by any Borrower Entity have been made available to the Lenders.

          (f) No Borrower Entity has transported or contractually permitted for the transportation of any Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. ss. 300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that could reasonably be expected to result in any material Environmental Claims against any Borrower Entity.

          (g) No written notification of a Release of a Hazardous Material has been filed by or on behalf of any Borrower Entity and neither the Portfolio Assets nor any site or facility now or previously owned, operated or leased by any Borrower Entity is listed or, to the Borrower's knowledge, proposed for listing on the NPL by the Environmental Protection Agency in CERCLIS or any similar state list of sites requiring investigation or clean-up.

          (h) (i) No Liens have arisen under or pursuant to any Environmental Laws on the Portfolio Assets or any site or facility that will be owned, operated or leased by any Borrower Entity, and (ii) no government action has been taken or is in process that could subject any of the Portfolio Assets or any such site or facility to such Liens or that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No Borrower Entity will be required to place any notice or restriction relating to the presence of Hazardous Materials at any of the Portfolio Assets or any site or facility owned by it in any deed to the real property on which any of the Portfolio Assets or such site or facility is located.

          (i) The Portfolio Assets are in compliance with all Environmental Laws and, to the Borrower's knowledge after reasonable inquiry, there is no reason to believe that there are any facts or circumstances that will materially limit the continued compliance of the operation of the Portfolio Assets with all Environmental Laws or which would, other than as set forth in the Projections, require material changes to the Portfolio Assets, or the operation thereof, to comply with Environmental Laws in the future, except in any such case where such non-compliance could not be reasonably expected to materially adversely effect the operation or performance of any Portfolio Asset that is the subject of such non-compliance.

          Section 4.21 INSURANCE. All insurance policies required to be obtained by the Borrower pursuant to Section 5.06 have been obtained and are in full force and such insurance policies comply with the requirements of Section 5.06.

          Section 4.22 TRANSACTIONS WITH AFFILIATES. Except as disclosed on
SCHEDULE 4.22 hereof, no Borrower Entity is a party to any contract or agreement with, or has any other commitment of any nature or kind, to any Affiliate, which would result in a breach of the Borrower's covenants and agreements set forth in
Section 6.09.

          Section 4.23 ORGANIZATIONAL STRUCTURE. On the Closing Date, the organizational structure of the Credit Parties is as set forth on SCHEDULE 4.23A hereof. On the Ceredo Effective Date, the organizational structure of the Credit Parties is as set forth on SCHEDULE 4.23B.

          Section 4.24 PROJECTIONS. The Borrower has prepared or caused to be prepared the Projections and is responsible for developing the assumptions on which the Projections are based. As of the Ceredo Closing Date, the Projections are, to the Borrower's knowledge after reasonable inquiry (a) based on reasonable assumptions, including all legal and factual matters material to the estimates set forth therein, and (b) consistent with the provisions of the Transaction Documents; PROVIDED, that each of the Secured Parties hereby acknowledges and agrees that such Projections may or may not prove to be correct and that no representation or warranty is made as to whether actual performance of the Portfolio Assets is or will be accurately reflected in such Projections.

          Section 4.25 ENVIRONMENTAL INSURANCE.

          (a) To the Borrower's knowledge after reasonable inquiry, all Pollution Conditions existing in, on, under or from the Portfolio Assets (excluding Ceredo) prior to the inception date of the Environmental Insurance Policy are identified in the reports and documents on the Known Conditions List and were disclosed in the application for the Environmental Insurance Policy.

          (b) The Borrower reasonably believes, based on reasonable assumptions, that all Scheduled Pollution Conditions identified on the Known Conditions List which require any clean-up, investigation, remediation, corrective action or monitoring under the Environmental Laws or which are otherwise necessary to address a significant risk to human health or the environment are included in the Pollution Conditions.

          Section 4.26 EQUITY INTERESTS. The Borrower has free and clear title to the equity interests of its Subsidiaries except for Permitted Liens, and all pledged equity interests are validly issued, fully paid and non-assessable and not subject to restrictions on transfer.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

          The Borrower covenants and agrees that, so long as this Agreement is in effect and any Lender shall have any Commitment outstanding hereunder, and until the Notes, together with interest, and all other Obligations are indefeasibly paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been indefeasibly reimbursed in full, the Borrower will, and as applicable will cause each of its Subsidiaries to:

          Section 5.01 CONDUCT OF BUSINESS; MAINTENANCE OF EXISTENCE. (a) Engage solely in the business of owning, operating, maintaining and managing its interests in the Portfolio Assets and in its Subsidiaries, (b) preserve and maintain in full force and effect its existence as a partnership or limited liability company, as applicable, under the laws of the state of its organization and its qualification to do business in every jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, (c) preserve and maintain all of its rights, privileges, permits and franchises necessary for the ownership, operation, maintenance and management of the Portfolio Assets (other than rights, privileges, permits and franchises necessary for the operation of the Phillips facility, unless and until the Borrower elects to place such facility into operation) and (d) subject to Section 6.11, keep all property useful and necessary in its business in good working order and condition (except to the extent that any such property is no longer required for the business of any Borrower Entity), ordinary wear and tear excepted. No Borrower Entity shall amend its Governing Documents in any manner, the result of which would be to alter the distribution, nature of business, management, transfer of interests or powers of the general partner provisions thereof.

          Section 5.02 GOVERNMENTAL APPROVALS. Duly obtain on, or prior to, such date as the same may be legally required, and thereafter maintain in effect as long as legally required, all Governmental Approvals required under Section 4.04, except to the extent the failure to so obtain or maintain could not reasonably be expected to result in a Material Adverse Effect.

          Section 5.03 PAYMENT OF INDEBTEDNESS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Obligations and other Indebtedness and obligations of whatever nature (except for any Indebtedness (other than the Obligations) or other obligations which are being contested in good faith and by appropriate proceedings if (a) Acceptable Reserves have been established, and (b) such contest does not involve any unreasonable risk of the sale, forfeiture or loss of any of the right, title estate and interest of any Borrower Entity in any Portfolio Asset, taking into account the existence of such Acceptable Reserves).

          Section 5.04 ACCOUNTS. Maintain all of the Accounts with the Administrative Agent in accordance with the Deposit Account Agreement and the other Financing Documents and, to the extent it is permitted to do so under the Deposit Account Agreement, apply, or cause the application of, all amounts on deposit therein from time to time as required by the Financing Documents.

          Section 5.05 PERFORMANCE OF COVENANTS, ETC. Perform and observe all material Contractual Obligations, including all of the covenants and agreements contained in the Project Contracts to which it is a party and shall enforce (including, as necessary, through negotiation, litigation or other reasonable means) the material rights granted to it under and in connection with each of the Transaction Documents.

          Section 5.06 INSURANCE REQUIREMENTS. Procure and maintain with respect to all Borrower Entities and all Portfolio Assets, as applicable, insurance against physical loss, public liability, property damage, general liability, business interruption, environmental risk and other insurance, with coverages and limits in no event less than those set forth on SCHEDULE 5.06 hereto (and in conformance with the requirements set forth thereon). The Borrower shall timely pay all premiums due under all insurance policies required to be maintained under this Section 5.06. Promptly upon receipt or delivery thereof by any Borrower Entity, such Borrower Entity shall deliver to the Administrative Agent all material notices relating to the Insurance Policies.

          Section 5.07 BOOKS AND RECORDS. Keep proper books of records and accounts in which full, true and correct entries shall be made of all of its transactions in accordance with GAAP.

          Section 5.08 VISITATION, INSPECTION, ETC. Permit representatives of the Administrative Agent, the Independent Engineer and the Arrangers (at the cost and expense of the Borrower so long as any Default or Event of Default exists), and any other Lender (at the cost and expense of such Lender) to visit and inspect any of the Portfolio Assets, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers and employees and its independent accountants, all with reasonable prior notice and at such reasonable times as such Person may reasonably request and subject to the applicable Borrower Entity's reasonable rules and procedures regarding operation, safety and confidentiality.

          Section 5.09 REQUIREMENTS OF LAW. Comply in all material respects with all Requirements of Law and Governmental Approvals (a) applicable to it and the Portfolio Assets, including all Environmental Laws and (b) required of any Borrower Entity by virtue of any concessions and licenses held by the Borrower Entity except when any such Requirement of Law or Governmental Approval is being contested in good faith and by appropriate proceedings or, as appropriate, settlement negotiations, and for which Acceptable Reserves have been established; PROVIDED, HOWEVER, that no Borrower Entity shall be required to establish Acceptable Reserves in respect of any "new source review" enforcement action brought by the Environmental Protection Agency against such Borrower Entity or any Portfolio Asset (other than for penalties which may be assessed as a result of such enforcement action) that such Borrower Entity is contesting in good faith or in respect of which such Borrower Entity is involved in settlement negotiations. For purposes of the proviso contained in this Section 5.09 only, the amount of Acceptable Reserves shall equal the greater of (i) $4,000,000 and
(ii) the amount required by GAAP to be included on the balance sheet or in any contingency footnote in the financial statements of the Borrower.

          Section 5.10 REPORTING REQUIREMENTS. Furnish to the Administrative
Agent:

          (a) as soon as available, but in any event, within 45 days after the end of each fiscal quarter of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of each such quarter and the related unaudited statement of income, partners' capital and cash flows for such quarter and the portion of the fiscal year through the end of each such quarter, in each case setting forth in comparative form the figures for the corresponding quarter in the year immediately preceding such year, prepared in accordance with GAAP, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects;

          (b) as soon as available, but in any event, within 90 days after the end of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such year and the related statement of income, members' capital, cash flows and a statement of sources and uses of all funds for such year, prepared in accordance with GAAP and audited by Arthur Andersen LLP or any other independent certified public accountants of recognized standing in the United States of America reasonably satisfactory to the Administrative Agent and setting forth in each case in comparative form the figures for the previous year, and a certificate as to compliance with the Financing Documents, and a certificate from Arthur Andersen (or such other independent certified public accountants selected by the Borrower) whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof;

          (c) as soon as available, but in any event, not later than 60 days after the commencement of each fiscal year of the Borrower, furnish forecasts prepared by management in form and detail satisfactory to the Administrative Agent, of projections (substantially in the form of the Projections) on a fiscal period basis for such fiscal year and on a fiscal year basis for each of the remaining fiscal years until at least twenty years beyond the Closing Date; and

          (d) Each time the financial statements of the Borrower are delivered under this Section 5.10, a certificate signed by a Responsible Officer of the Borrower shall be delivered along with such financial statements, certifying that such Responsible Officer has made or caused to be made a review of the transactions and financial condition of the Borrower and its Subsidiaries during the relevant fiscal period and that such review has not, to the best of such Responsible Officer's knowledge, disclosed the existence of any event or condition which constitutes a Default or an Event of Default under any Financing Document to which any Borrower Entity is a party, or if any such event or condition existed or exists, the nature thereof and the corrective actions that the relevant Borrower Entity has taken or proposes to take with respect thereto, and also certifying that each Borrower Entity is in compliance in all material respects with its obligations under this Agreement and each other Financing Document to which it is a party or, if such is not the case, stating the nature of such non-compliance and the corrective actions which the relevant Borrower Entity has taken or proposes to take with respect thereto.

          Section 5.11 OPERATING BUDGET.

          (a) Deliver to the Administrative Agent for its approval an Operating Budget not less than 30 days in advance of each calendar year satisfying the requirements contained in the definition thereof; provided, THAT, with respect to any Operating Budget, if the Administrative Agent fails to approve such Operating Budget or provides notice to the Borrower that it rejects all or any portion of such Operating Budget, the Borrower and the Administrative Agent (in consultation with the Independent Engineer) agree to work in good faith to resolve such dispute; and PROVIDED, FURTHER, that if an Operating Budget is not adopted and approved on or prior to the first day of any calendar year, the Borrower Entities shall adhere to the Interim Operating Budget until such time as an Operating Budget is adopted and approved by the Administrative Agent (in consultation with the Independent Engineer); PROVIDED, FURTHER, that, upon achievement of Commercial Operation with respect to Ceredo, the Borrower will submit a supplement to the 2001 Operating Budget, acceptable to the Arrangers, covering Ceredo.

          (b) Subject to clauses (c) through (e) of this Section 5.11, operate and maintain the Portfolio Assets or cause the Portfolio Assets to be operated and maintained, in accordance with each Operating Budget.

          (c) The Borrower Entities shall not make expenditures in respect of Operating Costs in any fiscal year in an aggregate amount in excess of 105% of the Budgeted Operating Costs for such fiscal year, PROVIDED THAT, the Borrower Entities may make expenditures in any fiscal year in an aggregate amount in excess of 105%, but less than or equal to 110%, of the Budgeted Operating Costs for such fiscal year with the written consent of the Administrative Agent (after consultation with the Independent Engineer) and may make expenditures in any fiscal year in an aggregate amount in excess of 110% of the Budgeted Operating Costs for such fiscal year with the written consent of the Required Lenders. The Borrower Entities shall not make Capital Expenditures or Maintenance Expenditures in any fiscal year in an aggregate amount in excess of 105% of the Capital Expenditures or Maintenance Expenditures, as the case may be, set forth in the Operating Budget in effect for such fiscal year; PROVIDED, THAT, the Borrower Entities may make expenditures in any fiscal year in an aggregate amount in excess of 105%, but less than or equal to 110%, of the budgeted Capital Expenditures or Maintenance Expenditures, as the case may be, for such fiscal year with the written consent of the Administrative Agent (after consultation with the Independent Engineer) and may make expenditures in any fiscal year in an aggregate amount in excess of 110% of the budgeted Capital Expenditures or Maintenance Expenditures, as the case may be, for such year with the written consent of the Required Lenders.

          (d) The Borrower Entities shall not make re-allocations in respect of any line item Budgeted Operating Cost in any fiscal year in excess of 5% of such Budgeted Operating Cost for such fiscal year, provided that the Borrower Entities may make re-allocations any fiscal year in an excess of 5%, but less than or equal to 10%, of any line item Budgeted Operating Cost for such fiscal year with the written consent of the Administrative Agent (after consultation with the Independent Engineer) and may make re-allocations in any fiscal year in excess of 10% of a line item Budgeted Operating Cost for such fiscal year with the written consent of the Required Lenders.

          (e) Notwithstanding the foregoing, in the event of any Emergency, the Borrower Entities may make expenditures and/or reallocations in excess of the limitations set forth in clauses (c) and (d) to the extent of such amount reasonably necessary for the remediation of the conditions giving rise to such Emergency and otherwise in accordance with Prudent Industry Practice; PROVIDED, THAT, any expenditures made under this Section 5.11(e) in excess of $5,000,000 shall require the prior consent of the Required Lenders which consent shall not be unreasonably withheld, conditioned or delayed. The Borrower Entities shall notify the Administrative Agent in writing as soon as practicable after the commencement of any such Emergency.

          (f) The Borrower Entities shall undertake all Non-Discretionary Capital Expenditures set forth from time to time in each approved Operating Budget in accordance with such Operating Budget subject to the other provisions of this Section 5.11. The Borrower Entities shall complete all Non-Discretionary Capital Expenditures on or prior to the scheduled completion dates set forth in the Projections and any approved Operating Budget, and shall procure all Governmental Approvals and major equipment and perform all necessary engineering, design and other services required in connection therewith at such times as will permit the timely commencement and completion of such Non-Discretionary Capital Expenditures.

          (g) To the extent that modifications to, or deviations from, an approved Operating Budget have been consented to by the Administrative Agent or the Required Lenders, as applicable, such modifications or deviations shall be deemed to amend such approved Operating Budget and all references in this Agreement or the other Financing Documents to the Operating Budget shall be deemed to refer to the Operating Budget as so amended.

          Section 5.12 PAYMENT OF TAXES AND CLAIMS. Timely pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies lawfully imposed upon any Borrower Entity or upon its respective income or profits or upon any portion of the Portfolio Assets or the Collateral and all lawful claims or obligations that, if unpaid, would become a Lien upon the Collateral, real or personal, or upon any part thereof; PROVIDED, THAT, the Borrower Entities shall have the right to contest in good faith the validity or amount of any such tax, assessment, charge or levy by proper proceedings, and may permit the taxes, assessments, charges or levies so contested to remain unpaid during the period of such contest if: (a) such Borrower Entity diligently prosecutes such contest in good faith and by appropriate proceedings and for which Acceptable Reserves have been established; (b) during the period of such contest, the enforcement of any contested item is effectively stayed; and (c) the failure to pay or comply with the contested item could not reasonably be expected to result in a Material Adverse Effect taking into account the existence of such Acceptable Reserves.

          Section 5.13 MAINTENANCE AND OPERATION OF PORTFOLIO ASSETS; REPAIR AND REPLACEMENT OF PORTFOLIO ASSETS.

          (a) Operate and maintain the Portfolio Assets (other than Phillips or Ceredo to the extent Phillips or Ceredo, respectively, has not been put into service by the Borrower or Twelvepole, as applicable) and conduct its business
(i) in accordance with Prudent Industry Practice and (ii) in accordance with the terms of any insurance policy or policies in effect at any time with respect to the Portfolio Assets or any part thereof; and

          (b) After the occurrence of a loss, damage, destruction or taking of any part of the Portfolio Assets (other than Phillips or Ceredo to the extent Phillips or Ceredo, respectively, has not been put into service by the Borrower or Twelvepole, as applicable), proceed diligently with all work necessary to replace and/or repair such loss, destruction or damage to the extent required pursuant to the terms of the Financing Documents.

          Section 5.14 REAL AND PERSONAL PROPERTY.

          (a) Maintain good title to or valid leasehold, easement or right-of-way interests in the material property, assets or revenues on which it purports to own, lease or hold any such interest in, free and clear of all Liens (except Permitted Liens), including the possession of all real estate interests and licenses, Intellectual Property and other proprietary rights required for the ownership, operation and maintenance of the Portfolio Assets in accordance with Prudent Industry Practice and as contemplated by the Transaction Documents.

          (b) It is agreed by Borrower that the Harwick Mine Complex is not intended to be included in the Portfolio Assets and that the Borrower shall not hold title or other indicia of ownership to the Harwick Mine Complex at any time during the term of the Loan.

          Section 5.15 ERISA.

          (a) The Borrower shall deliver to the Administrative Agent, if and when any Borrower Entity, the Operator or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan, other than a reportable event for which 30-day notice to the PBGC has been waived by the PBGC, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which in either case would trigger the provisions of Section 412(n) or 401(a)(29) of the Code (or any corresponding provisions of ERISA), a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable ERISA Affiliate is required or proposes to take.

          (b) Unless the Required Lenders provide their express, advance written consent, none of the Borrower Entities and the Operator shall (i) sponsor, maintain, contribute to or otherwise incur any obligation with respect to any Plan or Multiemployer Plan that, as of the Closing Date, the Borrower or the Operator did not sponsor, maintain, contribute to or otherwise have any obligation with respect to, or (ii) permit any interest in the Operator to be sold or transferred, either directly or indirectly, to any Person other than the Borrower or any ERISA Affiliate with respect to any Plan.

          Section 5.16 INTEREST HEDGE CONTRACTS.

          (a) Enter into Interest Hedge Contracts only with one or more of the Lenders; PROVIDED, THAT, the Borrower shall not, at any time, enter into Interest Hedge Contracts in respect of principal Obligations in excess of $750,000,000. Except pursuant to and to the extent of, any prepayment of outstanding Loans, the Borrower shall not terminate any Interest Hedge Contract without the prior written consent of the Administrative Agent.

          (b) Within 15 Business Days after the Closing Date, the Borrower shall enter into one or more Interest Hedge Contracts in respect of the aggregate principal amount of $250,000,000 and having an aggregate weighted average maturity of seven (7) years from the date of delivery thereof.

          (c) Within ten (10) Business Days of the occurrence of any Swap Trigger Event during the period from the Closing Date to the date which is 24 months thereafter, the Borrower shall enter into one or more Interest Hedge Contracts with one or more Swap Banks in respect of the aggregate principal amount of $300,000,000 (less the aggregate principal amount of Obligations then subject to an Interest Hedge Contract) and having an aggregate weighted average maturity of seven (7) years from the date of delivery thereof.

          Section 5.17 NOTICES. Promptly upon obtaining actual knowledge thereof, give notice to the Lenders of:

          (a) any Default or Event of Default, together with a description of any action being taken or proposed to be taken with respect thereto;

          (b) any action, suit, arbitration, litigation, investigation or proceeding involving or affecting any Borrower Entity or any Portfolio Asset or any Major Project Party involving $1,000,000 or more or seeking any injunctive, declaratory or other equitable relief;

          (c) any action, suit, arbitration, litigation, investigation or proceeding instituted for the purpose of revoking, terminating, suspending, withdrawing, modifying or withholding any material Governmental Approval necessary for any Borrower Entity or any other Major Project Party to perform its obligations or exercise its rights under any Project Contract or for the operation or maintenance of the Portfolio Assets in the manner contemplated by the Transaction Documents;

          (d) proposed execution of any Additional Contract;

          (e) any casualty, loss or damage to any Portfolio Asset, whether or not insured, involving a probable loss of $1,000,000 or more;

          (f) any termination, material default or event of default or notice thereof under any Project Contract;

          (g) any change in the Responsible Officers of any Borrower Entity, together with evidence of authority thereof and specimen signature;

          (h) any fact, circumstance, condition or occurrence that is reasonably likely to form the basis of a material Environmental Claim arising with respect to the Portfolio Assets against any Borrower Entity or any pending or threatened material Environmental Claim arising with respect to the Portfolio Assets against any Borrower Entity, describing the same in reasonable detail and, together with or as soon thereafter as is reasonably possible, a description of the action that the applicable Borrower Entity has taken or proposes to take with respect thereto and, thereafter, from time to time such detailed reports with respect thereto as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;

          (i) promptly upon their becoming available, copies of all written communications with any Governmental Authority relating to any material violation or alleged material violation of any material Environmental Law or other Environmental Claim arising out of the Portfolio Assets;

          (j) promptly upon receipt or delivery thereof by any Borrower Entity, copies of all notices and other information that any Borrower Entity receives from, or delivers to, any Governmental Authority that could reasonably be expected to be materially adverse to the Portfolio Assets;

          (k) any Emergency; and

          (l) any other event or development that could reasonably be expected to have a Material Adverse Effect.

          Section 5.18 PRESERVATION OF SECURITY INTERESTS; FURTHER ASSURANCES.

          (a) Preserve, or cause to be preserved, the security interests granted under the Security Documents and undertake all actions which are necessary or appropriate in the reasonable judgment of the Administrative Agent to (i) maintain the Secured Parties' security interest in the Collateral in full force and effect at all times (including the priority thereof, other than with respect to vehicles and boats) and (ii) preserve and protect the Collateral and protect and enforce each Borrower Entity's rights and title and the rights of the Secured Parties to the Collateral, including, without limitation, the making or delivery of all filings and recordations, the payments of fees and other charges and the issuance of supplemental documentation.

          (b) Upon notice from the Administrative Agent, take or cause to be taken all action required or, in the reasonable opinion of any Secured Party, which is desirable to maintain and preserve the Liens of the Security Documents and execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of the Security Documents) requested by the Administrative Agent for such purpose.

          Section 5.19 USE OF PROCEEDS. Use all proceeds of Acquisition Loans solely in accordance with Section 2.01(d). Use all proceeds of Revolving Loans solely in accordance with Section 2.02(d). Use any DLC Letter of Credit solely in accordance with Section 2.16(k). Use any Operational Letter of Credit solely in accordance with Section 2.17(k). Neither any part of the proceeds of any Loan nor any Letter of Credit will be used by any Borrower Entity to purchase or carry any Margin Stock or to extend credit to any other Person for the purpose of purchasing or carrying any Margin Stock.

          Section 5.20 EXTRAORDINARY PROCEEDS. Promptly apply all payments in respect of Insurance Proceeds or Condemnation Proceeds received by, or for the account of, any Borrower Entity in accordance with the terms of the Deposit Account Agreement.

          Section 5.21 ENVIRONMENTAL COMPLIANCE.

          (a) The Borrower Entities shall not use or Release, or permit the use or Release of, Hazardous Materials at the site of any Portfolio Asset other than in material compliance with all applicable Environmental Laws; PROVIDED, THAT, the Borrower Entities shall have the right to contest or engage in settlement negotiations with respect to such Environmental Laws in accordance with Section 5.09.

          (b) Conduct and complete any investigation, study, sampling and testing and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials Released at, on, in, under or from the Portfolio Assets, in accordance with the requirements of all applicable Environmental Laws, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          (c) (i) Within ninety (90) days of the Closing Date, the Borrower shall submit to the Administrative Agent a plan for the additional investigation and delineation of the Scheduled Pollution Conditions as necessary to develop the proposed Remedial Action Plan as described below (the "INVESTIGATION Plan"). The Borrower shall promptly implement and diligently conduct and complete the tasks set forth in the Investigation Plan and shall deliver the results thereof to the Administrative Agent. Within sixty (60) days of completion of the tasks set forth in the Investigation Plan, the Borrower shall deliver to the Administrative Agent a plan for the monitoring, clean-up, removal, remediation or corrective action of the Scheduled Pollution Conditions (the "REMEDIAL ACTION PLAN"). The Borrower shall promptly implement and diligently conduct and complete the tasks set forth in the Remedial Action Plan. The Borrower shall provide the Administrative Agent a brief written report documenting the progress of the implementation of the Remedial Action Plan annually beginning after approval of the Remedial Action Plan. The Borrower shall conduct all work in connection with the Investigation Plan and the Remedial Action Plan so as to qualify as Clean-Up Costs and to otherwise be credited toward the self-insured retention under the Environmental Insurance Policy.

               (ii) The Borrower shall promptly provide the Administrative Agent upon request with copies of any (a) reports of material claims made to the insurer pursuant to the Environmental Insurance Policy or claims or accountings made under the self-insured retention under the Environmental Insurance Policy and (b) denials, partial denials or reservations of rights in respect to any such material claims or accountings received from an insurer. The Borrower shall report claims to the insurer pursuant to the Environmental Insurance Policy for any Pollution Conditions which the Borrower reasonably believes based upon reasonable assumptions will exceed $25,000 in Clean-Up Costs; however, this covenant shall in no way prohibit the Borrower from reporting claims pursuant to the Environmental Insurance Policy for amounts below $25,000 in Clean-Up Costs. The Borrower shall make all claims or accountings to the insurer under the Environmental Insurance Policy for all Clean-Up Costs incurred in connection with the Investigation Plan or the Remedial Action Plan. Such claims or accountings shall be made in accordance with the terms of the Environmental Insurance Policy.

               (iii) The Borrower shall assure that the insurer adds any off-site location for the disposal of waste from any of the Portfolio Assets on the Non-Owned Covered Locations Schedule under the Environmental Insurance Policy before disposing of any such waste or entering into any contractual arrangement permitting any such disposal.

               (iv) The Borrower shall assure that a listing of transporters and listing of material to be transported is delivered to the insurer within the time period specified under the Environmental Insurance Policy to maintain the "transported cargo" (as defined under the Environmental Insurance Policy) coverage under the Environmental Insurance Policy and shall only use such insured transporters for transporting of materials that could reasonably result in Pollution Conditions.

               (v) The Borrower shall assure that computer or hand copies of legal descriptions for the Portfolio Assets are delivered to the insurer within fifteen (15) days of the date of purchase of the Portfolio Assets by the Borrower.

               (vi) The Borrower shall assure that promptly after the Closing Date all underground storage tanks to be owned or operated by the Borrower at any of the Portfolio Assets are listed on the "Schedule of Underground Storage Tanks" to the Environmental Insurance Policy.

          (d) The Borrower is planning to replace the economizer and repair the steam turbine at unit 9 at Avon Lake in early 2001. The Borrower plans to address Prevention of Significant Deterioration permitting under 40 C.F.R. ss.
52.21 and Ohio Admin. Code ss. 3745-31 by having no "significant" air emissions increase. In connection with making such repair and replacement, the Borrower has filed an application for a Ohio air permit to construct under Ohio Admin. Code ss. 3745-31 and has or shall incorporate into such application and subsequent submission the "actuals to future actuals showing" that demonstrates that there will be "no significant net emission increase" under 40 C.F.R. ss.
52.21 and Ohio Admin. Code ss. 3745-31, including, without limitation, the baseline and the basis for no emissions increase. Based on the above, the Borrower shall comply with the reporting requirements in such Ohio air permit to construct and not exceed in its operations the "future actual emissions" which are provided in the application to Ohio for the air permit to construct. The Borrower shall provide the Administrative Agent with a copy of the complete application for the Ohio air permit to construct and any amendments thereto promptly upon submission to Ohio and a copy of any draft or final air permit to construct issued by Ohio promptly upon receipt. Upon the request of the Administrative Agent, the Borrower shall provide evidence of compliance with this Section 5.21(d).

          (e) Borrower shall file and use all reasonable efforts to obtain on or before December 31, 2000 a Prevention of Significant Deterioration air permit to construct under applicable federal and state law for the refurbishment of three combustion turbines at Brunot Island identified as units 2A, 2B and 3 and the installation of heat recovery steam generators so that they can operate as combined cycle units.

          Section 5.22 ADDITIONAL CONTRACTS.

          (a) Enter into Additional Contracts (other than the Additional Contracts, if any, relating to Ceredo, identified on SCHEDULE 5.22 attached hereto) only with the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, conditioned or delayed; PROVIDED that no such consent shall be required to the extent such Additional Contracts were entered into in response to an Emergency in accordance with Prudent Industry Practice. The Borrower shall notify the Administrative Agent in writing as soon as practicable after the commencement of any such Emergency.

          (b) If any Borrower Entity shall at any time enter into an Additional Contract, the Borrower shall promptly upon such acquisition or execution, execute, deliver and record, or cause to be executed, delivered and recorded, a supplement to the Security Documents, satisfactory in form and substance to the Administrative Agent, subjecting such Additional Contract to the Lien and security interests created by the Security Documents, ensure that the security interest in such interest will be a valid and an effective interest on terms comparable to the security interest of the Secured Parties in the Collateral, and deliver to the Administrative Agent, a duly executed and delivered Additional Contract Consent in respect of each Additional Contract.

          Section 5.23 OTHER INFORMATION. Furnish to the Administrative Agent:

          (a) on each anniversary of the Closing Date, a certificate from the Borrower's insurers or insurance agents (i) evidencing that the insurance policies in place satisfy the requirements of this Agreement and (ii) setting forth a summary of all losses in excess of $1,000,000 incurred with respect to the Portfolio Assets in the preceding year; and

          (b) any such other information or data with respect to its business or operations (including supporting information as to compliance with this Agreement) as the Administrative Agent may reasonably request from time to time.

          Section 5.24 FUEL PROCUREMENT AND O&M ARRANGEMENTS.

          (a) Deliver to the Administrative Agent for its approval a Fuel Plan not less than 30 days in advance of each April 1, covering the period form April 1 through the following March 31, satisfying the requirements contained in the definition thereof; PROVIDED, THAT, with respect to any Fuel Plan, if the Administrative Agent fails to approve such Fuel Plan or provides notice to the Borrower that it rejects all or any portion of such Fuel Plan, the Borrower and the Administrative Agent (in consultation with the Fuel Consultant) agree to work in good faith to resolve such dispute. The Borrower Entities shall conduct the procurement, purchase and use of fuel and, to the extent covered by the Fuel Plan, the operation of the Portfolio Assets (excluding Ceredo, until Ceredo has achieved Commercial Operation) in all material respects in accordance with the then current Fuel Plan.

          (b) Perform operation and maintenance of the Portfolio Assets (excluding Ceredo, until Ceredo has achieved Commercial Operation), or contract for the provision thereof as permitted by this Agreement, in all material respects in accordance with the O&M Plan.

          Section 5.25 POWER MARKETING AND TRANSMISSION ARRANGEMENTS.

          (a) The Borrower shall deliver to the Administrative Agent for its approval a Power Marketing Plan on or prior to March 1 of each year satisfying the requirements contained in the definition thereof and containing, at minimum, on a month by month basis the projected Total Capacity and the projected Total Load Forecast, together with a detailed discussion of how the Borrower anticipates meeting necessary obligations to comply with Section 5.25(b) below for the period from April 1st of such year until March 31st of the subsequent year; PROVIDED, THAT, with respect to any Power Marketing Plan, if the Administrative Agent fails to approve such Power Marketing Plan or provides notice to the Borrower that it rejects all or any portion of such Power Marketing Plan, the Borrower and the Administrative Agent (in consultation with the Power Marketing Consultant and the Independent Engineer) agree to work in good faith to resolve such dispute. In all events the Borrower Entities will sell all ancillary services, energy and capacity that is to be sold more than 90 days forward pursuant to an Approved Power Sales Agreement. All ancillary services, energy and capacity that is sold pursuant to Spot Power Sales Agreements shall be sold to either (i) an Approved Capacity Purchaser or (ii) any Person who, after giving effect to any transaction, does not owe more than $25,000,000 in the aggregate in currently invoiced amounts to the Borrower Entities. Without limiting the provisions of this Section 5.25, the Borrower Entities (either themselves or through an Affiliate or agent) shall conduct the marketing or sale of power, electric capacity and/or energy produced by the Portfolio Assets or the purchase of any thereof that is necessary or advisable for the performance of its material obligations under each Project Contract and in all material respects in accordance with the then current Power Marketing Plan.

          (b) The Borrower shall at all times cause Total Capacity to exceed Total Load Forecast. On or prior to the first (1st) Business Day of each calendar quarter (each, a "DETERMINATION DATE"), the Borrower shall provide evidence reasonably satisfactory to the Administrative Agent (in consultation with the Power Market Consultant) that such condition will be satisfied for the immediately following three (3) month period beginning with such Determination Date. For the purposes of determining compliance with the foregoing covenant, if, on any date, the Borrower shall have failed to comply with the requirements of this Section 5.25(b) as a result of an unplanned outage of 200 MW or less, which unplanned outage can reasonably be expected to be cured within 14 days from such date, then the Borrower shall be deemed to be in compliance with this
Section 5.25(b) notwithstanding such failure.

          (c) The Borrower Entities shall maintain such access or other rights to transmission capacity (including firm and/or non-firm and interstate and/or non-interstate transmission capacity, as the case may be) as may be required for the Borrower Entities to conduct successfully any marketing or sale of ancillary services, electric capacity and/or energy produced by the Portfolio Assets (excluding Ceredo, until Ceredo has achieved Commercial Operation), or the purchase of any thereof, in accordance with any then current Power Marketing Plan and all applicable Project Contracts.

          Section 5.26 CAPITAL EXPENDITURES. (a) The Borrower shall cause the following actions in respect of the Brunot Island Pipeline to be completed on or prior to the indicated dates: (i) execution and delivery of definitive documentation relating to the engineering, procurement and construction of the Pipeline on or prior to September 30, 2000; (ii) receipt of all permits necessary for the construction, installation and use of the Pipeline on or before June 30, 2001; (iii) commencement of construction on or prior to September 30, 2001 and (iv) completion of installation, construction, testing and initial operation of the Pipeline on or prior to June 30, 2002.

          (b) The Borrower shall cause the following actions in respect of the installation of a new heat recovery steam generator and reactivation of the three Frame 7 combustion turbines into combined-cycle operation at Brunot Island (the "BRUNOT ISLAND REACTIVATION PROJECT") to be completed on or prior to the indicated dates: (i) filing of applications for all Governmental Approvals necessary for the construction, installation and operation of the Brunot Island Reactivation Project on or prior to June 30, 2000; (ii) receipt of all such Governmental Approvals on or prior to March 31, 2001; (iii) placement of orders for all major equipment necessary for the Brunot Island Reactivation Project on or prior to March 31, 2001; (iv) execution and delivery of definitive documentation for the engineering, procurement and construction of the Brunot Island Reactivation Project on or prior to December 31, 2001; (v) receipt of the major equipment described in clause (iii) above by the Borrower on or prior to June 30, 2002 and (vi) completion of installation, construction, testing and initial operation of the Brunot Island Reactivation Project on or before December 31, 2002.

          (c) The Borrower shall cause the following actions in respect of the replacement of the economizer at Avon Lake Unit 9 (the "AVON LAKE PROJECT") to be completed on or prior to the indicated dates: (i) placement of orders for major equipment necessary for the Avon Lake Project on or prior to June 30, 2000; (ii) receipt of such major equipment on or prior to March 31, 2001 and
(iii) completion of installation of equipment, construction, testing and initial operation of the Avon Lake Project on or prior to June 30, 2002.

          Section 5.27 POLR II AGREEMENT. In the event the Pennsylvania Utility Commission (the "PUC") at any time requires any changes to the POLR II Agreement as in effect on the Closing Date (including, without limitation, the Retail Tariff and Generation Rates provided for therein and the prices paid to the Borrower thereunder) which changes (taken as a whole) are adverse to the interests, taken as a whole, of the Borrower or the Lenders, then the Borrower shall, within fifty (50) days from the date of any order from the PUC evidencing any such change, terminate the POLR II Agreement.

          Section 5.28 CEREDO SECURITY DOCUMENTS. As soon as practical, but not later than February 15, 2001 (except as otherwise agreed by the Arrangers in their sole discretion), unless there shall have occurred a Closing Failure and the Administrative Agent shall have applied the amounts on deposit in the Equity Proceeds Account to the prepayment of the Loans and otherwise as provided in
Section 5.3(b) of the Deposit Account Agreement, the Borrower, at the Borrower's expense, shall have taken any and all action necessary to cause the following:
(i) execution and delivery by Twelvepole and delivery to the Administrative Agent of the Twelvepole Mortgage, the Twelvepole Security Agreement and the Twelvepole Supplemental Agreement; (ii) execution by all parties thereto and delivery to the Administrative Agent of the Wayne County Commission Consent, the Mountaineer Consent and the AEP Consent; (iii) delivery to the Administrative Agent of one or more original lender's policies of title insurance issued by First American Title Insurance Company or one or more other title companies acceptable to the Arrangers with such endorsements and coverage as the Arrangers request insuring the liens created by the Twelvepole Mortgage in a manner reasonably acceptable to the Arrangers; (iv) execution and delivery to the Administrative Agent of any and all Financing Statements and other documents and the taking of any and all other actions reasonably requested by the Administrative Agent or the Required Lenders to establish, perfect and protect, in favor of the Administrative Agent (for the benefit of the Secured Parties), a first priority security interest, lien, pledge and assignment of all properties and assets of Twelvepole (other than motor vehicles and boats); (v) delivery to the Administrative Agent of such UCC, judgment, tax and other lien searches with respect to the personal property of Twelvepole as the Administrative Agent or the Required Lenders may reasonably request to verify the perfection and priority of such security interests, liens, pledges and assignments; (vi) execution and delivery to the Administrative Agent of opinions of counsel reasonably satisfactory to the Administrative Agent and the Required Lenders covering such matters with respect to the foregoing as the Administrative Agent and the Required Lenders may reasonably request; (vii) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower certifying that all representations and warranties made by the Borrower in
Article IV hereof as they relate to Twelevepole, Ceredo or the other properties and assets of Twelvepole are true in all respects as if made on and as of the date of such certificate (subject to such qualifications with respect to such matters as may be set forth in updated Schedules hereto delivered to the Administrative Agent and are acceptable to the Arrangers); and (viii) delivery to the Administrative Agent of such other statements, certificates, documents and other information with respect to the matters contemplated by this Section
5.28 as the Arrangers may reasonably request.


                                   ARTICLE VI
                               NEGATIVE COVENANTS

          The Borrower covenants and agrees that, so long as this Agreement is in effect and any Lenders shall have any Commitment outstanding hereunder, and until the Notes, together with interest, and all other Obligations are indefeasibly paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been indefeasibly reimbursed in full, the Borrower shall not, and shall not permit any of its Subsidiaries to:

          Section 6.01 LIMITATION ON MERGERS. Merge or consolidate with or into any other Person or liquidate, wind up, dissolve or otherwise transfer or dispose of all or substantially all of its property, assets or business, acquire all or substantially all of the assets of any Person or abandon the Portfolio Assets.

          Section 6.02 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.

          Section 6.03 LIMITATION ON LIENS. Create or permit to exist any Lien or encumbrance on any Portfolio Assets or any other assets of any Borrower Entity, other than Permitted Liens.

          Section 6.04 NATURE OF BUSINESS. Change its legal form or Governing Documents, change its fiscal year nor engage in any business other than the acquisition, ownership, operation and financing of the Portfolio Assets as contemplated by the Transaction Documents, provided, that the Lenders hereby expressly consent to the amendment of the business purpose clauses of the Governing Documents of the Borrower and the General Partner to the extent necessary to reflect the acquisition and ownership of the membership interests of Twelvepole and the development, construction, ownership and operation of Ceredo by Twelvepole as contemplated hereby. The Borrower Entities shall not engage in the sale or trading of any fuel (i) to the extent such fuel is necessary for the operation of any Portfolio Assets (including reasonable reserves thereof) or (ii) on terms materially different from those set forth in the Fuel Plan then in effect.

          Section 6.05 PROJECT CONTRACTS; WAIVER; MODIFICATION; AMENDMENT.

          (a) Terminate, or agree to any termination of, any Transaction Document to which it is a party or any of its Governmental Approvals, unless the Borrower first obtains the written consent of the Required Lenders.

          (b) Amend or modify, or consent or agree to any amendment or modification of, or waive timely performance by any Person of its material obligations under or in respect of, any Project Contract (other than (i) change orders relating to the construction of Ceredo that do not (A) delay Commercial Operation of the "Facility" (as defined in the Ceredo EPC Contract) beyond July 1, 2001, (B) change any of the "Performance Tests" or "Performance Test Procedures" as defined in the Ceredo EPC Contract, except as may be consented to by the Arrangers, or (C) otherwise amend or modify the definition of "Substantial Completion" in the Ceredo EPC Contract or the requirements necessary to achieve "Substantial Completion" thereunder, except as may be consented to by the Arrangers, (ii) assignment of the Ceredo Generator Purchase Order to Twelvepole in accordance with Section 3.03(h) hereof, (iii) amendment of the business purpose clauses of the Governing Documents of the Borrower and the General Partner to the extent necessary to reflect the acquisition and ownership of the membership interests of Twelvepole and the development, construction, ownership and operation of Ceredo by Twelvepole as contemplated hereby and (iv) amendments to the POLR I Agreement and the POLR II Agreement pursuant to that certain Amended and Restated POLR II Agreement, dated as of December 7, 2000 (the "AMENDED POLR II AGREEMENT"), between Duquesne Light Company and the Borrower and any changes, amendments or modifications to the Amended POLR II Agreement (in each case, taken as a whole) which are not adverse to the interests, taken as a whole, of the Borrower or the Lenders, as determined by the Arrangers), Operational Plan or Acquisition Document to which it is a party or any material Governmental Approval, unless the Borrower first obtains the consent of the Required Lenders, which consent will not be unreasonably withheld, delayed or conditioned, upon demonstration to the reasonable satisfaction of the Required Lenders (in consultation with the Independent Engineer, Fuel Consultant or Power Marketing Consultant, as applicable) that the proposed action could not reasonably be expected to have a Material Adverse Effect. Upon granting any such consent by the Required Lenders with respect to a Project Contract, the Administrative Agent shall forthwith grant consent to such amendment or modification required under the Consent applicable to any such Project Contract.

          (c) Assign, sell, convey or otherwise transfer any of its obligations under the POLR Agreement, the POLR II Agreement or any agreement in replacement thereof, without the prior written consent of the Required Lenders.

          Section 6.06 PARTNERSHIPS; SUBSIDIARIES. Become a general or limited partner in any partnership or a joint venture in any joint venture, acquire any ownership interest in any other Person or enter into any profit-sharing or royalty agreement or other similar arrangement whereby the Borrower Entity's income or profits are, or might be, shared with any other Person, or enter into any management contract or similar arrangement whereby its business or operations are managed by any other Person (other than the O&M Agreement or as contemplated in any Power Marketing Plan and/or Fuel Plan and/or, with respect to the management of Twelvepole, as provided in Section 6.09) or form any Subsidiary.

          Section 6.07 LOANS, ADVANCES OR INVESTMENTS. Make or permit to remain outstanding any loans, extensions of credit or advances to or investments in (whether by acquisitions of any stocks, notes or other securities or obligations) any Person, except Permitted Investments or as expressly contemplated by this Agreement.

          Section 6.08 LIMITATION ON CAPITAL EXPENDITURES. Make any Capital Expenditure other than such Capital Expenditures that are (a) contemplated by the annual Operating Budget in effect for such fiscal year (as administered pursuant to Section 5.11), or (b) provided no Event of Default has occurred and is continuing, (x) determined in writing by the Administrative Agent (after consultation with the Independent Engineer) to be required by applicable Requirements of Law or to be reasonable and necessary and to arise from circumstances which could not reasonably have been anticipated, which determination will not be unreasonably withheld, conditioned or delayed, or (y) required as a result of an Emergency.

          Section 6.09 AFFILIATE TRANSACTIONS. Except as expressly contemplated by the Financing Documents or any Operational Plan (and, with respect to the management of Twelvepole, as contemplated in the management services agreements attached hereto as EXHIBIT Y), directly or indirectly enter into any transaction with any Affiliate or any other Person other than in the ordinary course of business and on an arm's-length basis.

          Section 6.10 DISTRIBUTIONS. Declare or pay any Distributions in respect of any Person's ownership interest in the Borrower other than Permitted Distributions or declare or pay Distributions, in the aggregate, in excess of the Maximum Permitted Distribution Amount (other than Distributions of funds to the Sponsor pursuant to Section 5.3(c) of the Deposit Account Agreement).

          Section 6.11 LIMITATION ON DISPOSITION OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its assets (including, equipment, inventory and other physical assets of similar nature), other than
(a) electricity, capacity, ancillary services, steam, ash and other coal process by-products, scrap metal and other scrap materials, and excess fuel conveyed, sold, leased, assigned, transferred or otherwise disposed of in the ordinary course of the Borrower Entity's business, (b) such assets that are replaced within 60 days by other assets of like utility in the Borrower Entity's business; PROVIDED, THAT, this clause (b) above shall not permit any sale of assets for an aggregate sales price in excess of $7,500,000 in any calendar year during the term hereof, and (c) obsolete or surplus assets or assets not required in connection with the operation of the Portfolio Assets as contemplated by the Transaction Documents. All proceeds of any disposition of such assets pursuant to clauses (a) and (b) above shall be deposited into the Revenue Account for application therefrom in accordance with the Deposit Account Agreement. All proceeds of any disposition of such assets pursuant to clause (c) above shall be applied to the prepayment of Loans to the extent required under
Section 2.07(a) and shall be deposited into the Extraordinary Proceeds Account pursuant to the Deposit Account Agreement. Notwithstanding the foregoing, Twelvepole shall be permitted (i) to transfer transmission assets back to American Electric Power Service Corporation in accordance with the Ceredo Interconnection and Operation Agreement and (ii) to transfer interests in Ceredo to the County Commission of Wayne County, West Virginia, in accordance with the terms and provisions of the Ceredo Lease Agreement as in effect on the Ceredo Closing Date, without waiver of any condition precedent to the obligations of Twelvepole thereunder (except as may be approved by the Required Lenders); PROVIDED that, contemporaneously with any such transfer to the County Commission of Wayne County, West Virginia, the Borrower shall deliver to the Administrative Agent (to be held as Collateral for the benefit of the Secured Parties, in accordance with the Security Documents) all bonds issued under the Ceredo Bond Indenture and delivered in connection therewith, accompanied by undated assignments executed in blank. So long as no Default (except to the extent waived by the Arrangers for the purposes of this sentence) or Event of Default (except to the extent waived by the Required Lenders for the purposes of this sentence) shall have occurred and be continuing, Lenders agree, and authorize the Administrative Agent acting on their behalf, in connection with any such transfer of interests in Ceredo in accordance with the Ceredo Lease Agreement, to release the lien of the Twelvepole Mortgage in respect of such interests, subject to receipt by the Administrative Agent of evidence, in form and substance reasonably satisfactory to the Administrative Agent (which may involve the issuance or verification of a mortgagee's policy of title insurance and/or opinions of counsel), of the creation or reservation of a first priority perfected lien and security interest on and in Twelvepole's leasehold interest under the Ceredo Lease Agreement in the property so transferred.

          Section 6.12 OPERATING BUDGET. Amend, adjust, modify or re-allocate any portion of the Operating Budget except as specifically permitted in Section 5.11.

          Section 6.13 DEBT SERVICE COVERAGE RATIO. (a) On the Quarterly Payment Date occurring on March 31, 2001, fail to maintain a Debt Service Coverage Ratio of at least 1.25 to 1.00 for the three month period immediately preceding such date, or (b) on the Quarterly Payment Date occurring on June 30, 2001, fail to maintain an average annual Debt Service Coverage Ratio of at least 1.30 to 1.00 for the twelve month period immediately preceding such date, or (c) on any Quarterly Payment Date occurring on and after September 30, 2001, fail to maintain an average annual Debt Service Coverage Ratio of at least 1.50 to 1.00 for the twelve-month period immediately preceding any date of determination of such Debt Service Coverage Ratio.

          Section 6.14 ENVIRONMENTAL INSURANCE. Add any properties not included within the Portfolio Assets (with the exception of the Harwick Mine Complex which may be added) to the insured properties under the Environmental Insurance Policy or any matters to the Environmental Insurance Policy which are not identified as covered locations under the Environmental Insurance Policy without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that, the Borrower delivers to the Administrative Agent all reasonably requested information regarding (1) pollution conditions or potential for pollution conditions on the new properties or pertaining to the matters relating to Environmental Insurance Policy and (2) the effects on the protections afforded to the Portfolio Assets by adding such new properties to the Environmental Insurance Policy or matters relating to the Environmental Insurance Policy.

          Section 6.15 ASH DISPOSAL. Dispose of, or arrange for the disposal of, any coal combustion waste or untreated ash leachate (i) in any location that does not comply with the rules, regulations and applicable standards (including any permitted variances) of the states of Ohio and Pennsylvania as applicable based upon the location of the facility or (ii) into the Harwick Mine Complex except pursuant to the Harwick Ash Contract. This prohibition on disposal includes, without limitation, any disposal of coal combustion wastes in a mine shaft or other unlined underground borehole (except for the Harwick Mine Complex as contemplated above), even if such disposal would otherwise be allowable under applicable Environmental Laws.

          Section 6.16 SPECULATIVE TRADING. Engage in any speculative trading activities.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

          If any of the following specified events (each an "EVENT OF DEFAULT") shall occur and be continuing:

          Section 7.01 PAYMENTS.

          (a) The Borrower shall fail to pay in accordance with the terms hereof (including, without limitation, by mandatory prepayment or acceleration) (i) any principal of any Loan or reimbursement obligation in respect of any Letter of Credit when due; (ii) any scheduled or periodic payment of interest or any other scheduled or periodic amount (including Fees) payable by the Borrower on demand hereunder or under the other Financing Documents, within three (3) Business Days after any such amount becomes due in accordance with the terms hereof or of any other Financing Document or (iii) any other payment, including non-scheduled and non-periodic payments of the Borrower, and such failure shall continue for ten
(10) Business Days after written notice thereof to the Borrower;

          (b) except as set forth in Section 7.02(a)(ii), any Credit Party (other than the Borrower) shall fail to pay any amount when due under any Financing Document to which such Credit Party is a party in accordance with the terms thereof and such failure shall continue for ten (10) Business Days after written notice thereof to such Credit Party; or

          (c) any Borrower Entity shall fail to deposit, in accordance with the terms hereof or any other Financing Document, the amounts required to be deposited into the Accounts as and when required by the terms hereof or any other Financing Document and such failure shall not be remedied within five (5) Business Days after such Borrower Entity shall have received such amount;

          Section 7.02 COVENANTS.

          (a) (i) The Borrower shall fail to observe or perform any covenant or agreement contained in Sections 5.01(a), (b) and (c), 5.06, 5.13, 5.17, 5.22, 5.26(a)(iv), 5.26(b)(vi), 5.26(c)(iii) or 5.27 hereof or in Article VI hereof or to deliver all items described in Section 5.28 hereof on or before February 15, 2001; (ii) any Credit Party shall fail to observe or perform any covenant or agreement contained in Section 2(b) of the Equity Contribution Agreement; (iii) the Borrower shall fail to observe or perform any covenant or agreement contained in any of the FE Interconnection Agreements or any of the FE Easement and Attachment Agreements, and such failure shall remain unremedied for one half (1/2) the number of days provided for cure or grace in any such document; or
(iv) Twelvepole shall fail to observe or perform any covenant or agreement contained in SECTIONS 7.01(A), (B) AND (C), 7.06, 7.13, 7.16, 7.22 or SECTION 8 of the Twelvepole Guarantee;

          (b) Any Credit Party shall fail to observe or perform any covenant or agreement contained in any Financing Document to which it is a party, other than those referred to in Sections 7.01 and 7.02(a), and, if capable of being remedied, such failure shall remain unremedied and material for thirty (30) days after the earlier of (i) such Credit Party's obtaining actual knowledge thereof or (ii) written notice thereof shall have been given to such Credit Party by any Lender or the Administrative Agent; provided, that, such Credit Party shall have such longer period of time (up to a maximum of an additional 120 days) which may be necessary to remedy such failure, so long as, (x) such Credit Party commences such remedy within such thirty (30) day period, (y) such Credit Party is diligently pursuing such remedy and (z) such Default has not had, and could not reasonably be expected to have, a Material Adverse Effect;

          (c) Any other Major Project Party shall fail to observe or perform any material covenant or material agreement contained in any Project Contract to which such Major Project Party is a party, and, if capable of being remedied, such failure shall remain unremedied and material beyond the applicable grace period provided therefor in such Project Contract or if no grace period is provided therefor, for a period of 120 days after written notice thereof; PROVIDED, HOWEVER, that it shall not be an Event of Default under this Section 7.02(c) if, prior to the date such cure period specified above expires, such Project Contract shall be replaced by an agreement in form and substance and with a party reasonably satisfactory to the Required Lenders;

          Section 7.03 REPRESENTATIONS. Any representation or warranty made by any Credit Party in any Financing Document, or any representation, warranty or statement in any certificate, financial statement or other document furnished to any Lender by or on behalf of any Credit Party under any Financing Document, shall prove to have been false or misleading in any material respect as of the time made, confirmed or furnished and such Credit Party shall fail to correct such representation or warranty or any material adverse effect therefrom within 30 days after written notice thereof to the Borrower;

          Section 7.04 DEFAULTS OF OTHER INDEBTEDNESS.

          (a) Any Borrower Entity or either Partner shall fail to observe or perform any covenant or agreement contained in any material agreement or instrument relating to any of its Indebtedness in excess of $1,000,000 within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate the maturity of such Indebtedness or cause the holder of such Indebtedness to take steps to accelerate such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment or a refinancing thereof) in whole or in part prior to its stated maturity or (b) the Sponsor shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any of its Indebtedness in excess of $25,000,000 within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate the maturity of such Indebtedness or cause the holder of such Indebtedness to take steps to accelerate such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment or a refinancing thereof) in whole or in part prior to its stated maturity;

          Section 7.05 SECURITY DOCUMENTS. Any of the Security Documents shall, after the execution and delivery thereof, cease to be in full force and effect, or shall cease to give the Administrative Agent (for the benefit of the Secured Parties) the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a security interest in, and Lien on, any of the Collateral covered thereby which is superior to and prior to the rights of all other Persons, other than with respect to vehicles and boats), in favor of the Administrative Agent (for the benefit of the Secured Parties) subject to no other Liens other than Permitted Liens;

          Section 7.06 TRANSACTION DOCUMENTS. Any Transaction Document or any material provision contained in any thereof, shall become invalid, illegal or unenforceable or shall cease, for any reason not permitted hereby, to be in full force and effect prior to its stated termination date, or any party thereto asserts the same in writing, unless such Transaction Document or provision, as the case may be, is replaced within 120 days of such cessation by an agreement in form and substance and with a party reasonably satisfactory to the Required Lenders;

          Section 7.07 BANKRUPTCY. Any Credit Party or Major Project Party shall commence a voluntary case or proceeding concerning itself under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors; or such an involuntary case or proceeding is commenced against any Credit Party or Major Project Party and the petition is not dismissed within 60 days after commencement of the case; or a custodian, receiver, trustee, conservator or other similar official is appointed for, or takes charge of, all or any substantial part of the property of any Credit Party or Major Project Party and such official is not dismissed or removed within 60 days after such appointment; or any Credit Party or Major Project Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to such Credit Party or Major Project Party, or there is commenced against any Credit Party or Major Project Party any such proceeding which remains undismissed for a period of 60 days; or any Credit Party or Major Project Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered and is undischarged and unstayed for a period of 60 days; or any Credit Party or Major Project Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged and unstayed for a period of 60 days; or any Credit Party or Major Project Party makes a general assignment for the benefit of creditors; or any Credit Party or Major Project Party shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Credit Party or Major Project Party shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Credit Party or Major Project Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Credit Party or Major Project Party for the purpose of effecting any of the foregoing; provided, that, the foregoing, as it relates to any Major Project Party, shall not constitute an Event of Default if the Borrower obtains, within 60 days after expiration of such 60 day period, a replacement Person reasonably satisfactory to the Required Lenders to perform the obligations of the affected Major Project Party on terms and conditions reasonably satisfactory to the Required Lenders;

          Section 7.08 GOVERNMENTAL APPROVALS. (a) Any material Governmental Approval required by any Borrower Entity shall not be obtained, shall be revoked or cancelled or materially and adversely modified, which modification, revocation or cancellation is not promptly stayed upon appeal or other legal challenge instituted by or on behalf of such Borrower Entity by any Governmental Authority having jurisdiction; or (b) any notice of violation is issued under any material Governmental Approval or any proceeding is commenced by any Governmental Authority for the purpose of modifying in any materially adverse manner, revoking or canceling any such Governmental Approval and any such event or condition described in this clause (b) shall have a material adverse effect on any Portfolio Asset and shall continue for a period of one hundred fifty
(150) days without a variance or similar relief being granted with respect thereto; PROVIDED, THAT, notwithstanding the foregoing, it shall be an Event of Default (with no cure period except as provided in the following proviso) if any event or condition described in this clause (b) occurs and any Governmental Authority commences any enforcement action with respect thereto which has or could reasonably be expected to have a Material Adverse Effect; and, PROVIDED FURTHER, that if no Material Adverse Effect has in fact occurred and, within forty-five (45) days after the commencement of any such enforcement action, such enforcement action is stayed or otherwise resolved in a manner reasonably satisfactory to the Required Lenders, then the Borrower shall be entitled to the full cure period specified above with respect to the occurrence of any such event or condition described in this clause (b);

          Section 7.09 OWNERSHIP. (a) The failure of the Sponsor to own, directly or indirectly, 100% of the outstanding Capital Stock of the Partners, the Borrower, and all of their respective Subsidiaries, or (b) (i) at any time prior to an initial registered public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of common stock of the Sponsor to the public (a "SPONSOR IPO"), (A) the failure of Constellation Enterprises, Inc. ("CEI") or any direct or indirect parent of CEI to own, directly or indirectly, an amount of the outstanding Capital Stock of the Sponsor entitled to 20% or more of the Total Voting Power of the Sponsor, (B) the failure of the Goldman Entities to own, directly or indirectly, an amount of the outstanding Capital Stock of the Sponsor entitled to 20% or more of the Total Voting Power of the Sponsor, (C) the occurrence of a Goldman Disposition (as defined in the CPS Strategic Alliance Agreement) or (D) the failure of CEI (or any direct or indirect parent of CEI) and the Goldman Entities (jointly, the "PERMITTED HOLDERS") collectively to own an amount of the outstanding Capital Stock of the Sponsor entitled to 51% or more of the Total Voting Power of the Sponsor, or (ii) at any time after successful consummation of a Sponsor IPO, (A) any person or "group" (within the meaning of Rule 13d-5 under the Securities and Exchange Act of 1934, as amended), together with its Affiliates, other than the Permitted Holders, shall beneficially own, directly or indirectly, an amount of Capital Stock of the Sponsor entitled to twenty percent (20%) or more of the Total Voting Power of the Sponsor; (B) the failure of the Permitted Holders to own shares of Capital Stock of the Sponsor representing at least thirty-three and one-third percent (33 1/3%) of the Total Voting Power of the Sponsor; or (C) the Continuing Directors in office at any time shall not constitute a majority of the Board of Directors of the Sponsor. For purposes of the foregoing, the term "Continuing Directors" shall mean, at any date, an individual (y) who is a member of the Board of Directors of the Sponsor on the Closing Date, or (z) who has been nominated to fill a vacancy on the Board of Directors of the Sponsor by a majority of the Continuing Directors then in office;

          Section 7.10 JUDGMENT. A judgment shall be entered (i) for the payment of money (a) in excess of $1,000,000 against any Borrower Entity or any Partner, or (b) in excess of $10,000,000 against the Sponsor and such judgment or order (in the case of a money judgment) shall continue unsatisfied and in effect, or such party shall fail to provide Acceptable Reserves for the satisfaction thereof, for a period of 60 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);
(ii) which could reasonably be expected to cause a Material Adverse Effect; or
(iii) in the form of an injunction or similar form of relief requiring suspension of operations of any Portfolio Asset (other than Phillips or Ceredo to the extent not put into service by the Borrower or Twelvepole, as applicable) on the grounds of violation of an Environmental Law or other Requirement of Law and failure of the Borrower to have such injunction or similar form of relief stayed or discharged within 90 days;

          Section 7.11 DESTRUCTION OF PORTFOLIO ASSETS. Any of the Portfolio Assets (other than Phillips or Ceredo to the extent not put into service by the Borrower or Twelvepole, as applicable) shall suffer a substantial casualty, or be destroyed, abandoned, irreparably damaged, or requisitioned or taken by condemnation;

          Section 7.12 ERISA. Any Borrower Entity or any ERISA Affiliate shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any Borrower Entity or any ERISA Affiliate, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause any Borrower Entity or one or more ERISA Affiliates to incur a current payment obligation in excess of $10,000,000;

          Section 7.13 REGULATORY STATUS. Any Borrower Entity or any operator of the Portfolio Assets shall fail at any time to be an "exempt wholesale generator" under Section 32 of PUHCA;

          Section 7.14 NEGATIVE PLEDGE. Any Person pledging an interest pursuant to any Partnership Interest Pledge Agreement or Stock Pledge Agreement, as the case may be, shall, or shall agree to, create, incur, assume or suffer to exist any Lien upon, or with respect to, such pledged interest other than Permitted Liens;

          Section 7.15 ABANDONMENT. Any Borrower Entity shall have voluntarily abandoned the ownership or operation of any material portion of any of the Portfolio Assets (other than Phillips or Ceredo to the extent not put into service by the Borrower or Twelvepole, as applicable) for a continuous period of seven days other than pursuant to a Requirement of Law;

          Section 7.16 SPONSOR INDEBTEDNESS. The Sponsor shall incur Indebtedness (or any amendment, modification, restructuring, replacement or refinancing thereof) for borrowed money, (or issue any guarantee or surety of any Indebtedness for borrowed money) in excess of $5,000,000, other than Permitted Indebtedness, the Sponsor High Yield Debt and the Sponsor Revolver, that (i) has a maturity date of less than 36 months and (ii) limits or restricts the Lenders in exercising their rights and remedies hereunder and under the other Financing Documents, in any way that is more limiting or restricting than the provisions of the Sponsor High Yield Debt; or

          Section 7.17 CEREDO PROJECT. The failure of Twelvepole to achieve Commercial Operation with respect to Ceredo on or before July 1, 2001 (unless there shall have occurred a Closing Failure and the Administrative Agent shall have applied the amounts on deposit in the Equity Proceeds Account to the prepayment of the Loans and otherwise as provided in Section 5.3(b) of the Deposit Account Agreement);

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent may, and upon the written, telecopied or telex request of the Required Lenders, shall, by written notice to the Credit Parties (a "REMEDY NOTICE"), take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Secured Party or the holder of any Note to enforce its claims against the
Borrower: (i) declare the Commitments terminated, whereupon the Commitments of each Lender shall terminate immediately and any accrued but unpaid Commitment Fee shall forthwith become due and payable without any action of any kind; or
(ii) declare the principal of and any accrued interest on the Loans, and all other Obligations, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived; provided that, if any Event of Default specified in
Section 7.07 shall occur, the result which would occur upon the giving of a Remedy Notice by the Administrative Agent, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such Notice. Except as expressly provided in the immediately preceding sentence, neither the Administrative Agent nor any Secured Party shall otherwise be precluded from pursuing any other right or remedy then available to them against the Borrower or any Credit Party pursuant to the Financing Documents. Upon the exercise of any of the foregoing remedies, any excess remaining after payments to each Secured Party of any and all amounts sufficient to compensate such Secured Party for all amounts owing and all costs incurred under any Financing Document, shall be remitted by the Administrative Agent to the Borrower.

                                  ARTICLE VIII
                           THE AGENTS AND ISSUING BANK

          Section 8.01 APPOINTMENT OF AGENTS, POWERS AND IMMUNITIES. Each Secured Party hereby irrevocably appoints and authorizes each of the Agents and the Issuing Bank to act as its Agent and the Issuing Bank hereunder and under the other Transaction Documents with such powers as are expressly delegated to such Agent and the Issuing Bank by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agents shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Transaction Document, or be a trustee for any Secured Party. Notwithstanding anything to the contrary contained herein, no Agent shall be required to take any action which is contrary to this Agreement or any other Transaction Document or applicable law. Neither the Agents, the Issuing Bank nor any Secured Party nor any of their respective affiliates shall be responsible to any other Secured Party for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or any other Transaction Document or in any certificate or other document referred to or provided for in, or received by any Secured Party under, this Agreement or any other Transaction Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes, the other Transaction Documents or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform its obligations hereunder or thereunder. Each Agent may employ Agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such Agents or attorneys-in-fact selected by it with reasonable care. Neither the Agents, the Issuing Bank nor any of their respective directors, officers, employees or agents shall be responsible for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

          Section 8.02 RELIANCE BY AGENTS. Each Agent and the Issuing Bank shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telecopy or telex) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent or the Issuing Bank. As to any matters related to this Agreement or the transactions contemplated hereby, none of the Agents nor the Issuing Bank shall be required to take any action or exercise any discretion, but the Agents and the Issuing Bank shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any other Transaction Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties.

          Section 8.03 DEFAULTS. The Administrative Agent shall not be deemed to have actual knowledge or notice of the occurrence of a Default or an Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default the Administrative Agent shall give notice thereof to the Secured Parties. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if required by Section 9.02, as shall be reasonably directed by all of the Lenders); PROVIDED that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Secured Parties.

          Section 8.04 RIGHTS AS LENDERS. With respect to its commitment to make Loans, Bank of America, N.A. shall have the same rights and powers hereunder as any Lender and may exercise the same as though it was not acting as the Administrative Agent and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Bank of America, N.A. in its individual capacity. Bank of America, N.A. and its Affiliates may (without having to account therefor to any Lender) accept deposits from, extend credit (on a secured or unsecured basis) to and generally engage in any kind of banking, trust or other business with the Borrower or any of its Affiliates, as if it were not acting as the Administrative Agent.

          Section 8.05 INDEMNIFICATION. Without limiting the obligations of the Borrower under Section 9.04 hereof, each Lender agrees to indemnify each Agent, the Issuing Bank and the Arrangers, ratably in accordance with the aggregate principal amount of the Loans and Letter of Credit Exposure held by the Lenders, or, if no Loans are then outstanding, the respective amounts of the Lenders' Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements or any kind or nature whatsoever which may at any time (including, without limitation, at any time following the payment of principal of and/or interest on the Loans) be imposed on, incurred by or asserted against any Agent, the Issuing Bank or any Arranger in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses which the Borrower is obligated to pay under Section 9.04 hereof) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from any Agent's, the Issuing Bank's or any Arranger's gross negligence or willful misconduct as determined by a court of competent jurisdiction. The Agents, the Issuing Bank and the Arrangers shall be fully justified in refusing to take or to continue to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          Section 8.06 DOCUMENTS. The Administrative Agent will forward to each Lender, promptly after the Administrative Agent's receipt thereof, a copy of each document furnished to the Administrative Agent for such Secured Party hereunder (and a copy of such other documents furnished to the Administrative Agent pursuant to Article III hereof as may be requested by such Lender).

          Section 8.07 NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each Lender represents that it has, independently and without reliance on any Agent, the Issuing Bank, any Arranger, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Borrower and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon any Agent, the Issuing Bank, any Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. None of the Agents, the Issuing Bank, any Arranger or any Lender shall be required to keep informed as to the performance or observance by the Borrower under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of, the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by any Agent, the Issuing Bank, or any Arranger hereunder, none of the Agents, the Issuing Bank, any Arranger or any Lender shall have any duty or responsibility to provide any Lender with any credit or other information concerning the Borrower, or any Affiliate of the Borrower, which may come into the possession of such Agent, the Issuing Bank, any Arranger or such Lender or any of its or their Affiliates.

          Section 8.08 RESIGNATION. Subject to the appointment and acceptance of a successor as provided below, each of the Agents and the Issuing Bank (prior to the issuance of the DLC Letter of Credit) may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent and/or Issuing Bank, as applicable, which shall be a Lender hereunder. If no successor Agent and/or Issuing Bank, as applicable, shall have been appointed by the Required Lenders and no Lender shall have accepted such appointment within 30 days after the retiring Agent's and/or Issuing Bank's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent and/or Issuing Bank, which shall be a Lender hereunder having a combined capital and surplus of not less than $500,000,000. Upon the acceptance of any appointment as an Agent and/or Issuing Bank, as applicable, hereunder by a successor Agent and/or Issuing Bank, as the case may be, such successor Agent and/or Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and/or Issuing Bank, and the retiring Agent and/or Issuing Bank shall be discharged from its duties and obligations hereunder. After any retiring Agent's and/or Issuing Bank's resignation hereunder as Agent and/or Issuing Bank, the provisions of this
Article VIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent and/or Issuing Bank.

          Section 8.09 AUTHORIZATION. The Administrative Agent and the Issuing Bank are hereby authorized by the Lenders to execute, deliver and perform each of the Transaction Documents to which they (whether as "Administrative Agent", "Issuing Bank", "Secured Party", "Grantee" or "Mortgagee") are or are intended to be a party and each Lender agrees to be bound by all of the agreements of the Administrative Agent and the Issuing Bank respectively, contained in the Transaction Documents.

          Section 8.10 DOCUMENTATION AGENTS; SYNDICATION AGENTS; JOINT BOOK RUNNERS, ARRANGERS. Nothing in this Agreement shall create or impose on any Documentation Agent, Syndication Agent, Joint Book Runner or Arranger, in each case in such capacity, any duty, obligation or responsibility whatsoever to any Person.

                                   ARTICLE IX
                                  MISCELLANEOUS

          Section 9.01 NOTICES. All notices, requests and other communications to the Borrower or any Secured Party shall be in writing (including bank wire, cable, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address, or telex, cable or telecopy number set forth on ANNEX II hereto or such other address or telecopy number as such party may hereafter specify by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in Annex II and receipt thereof is confirmed in writing, or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in Annex II.

          Section 9.02 AMENDMENTS, ETC.. No amendment or waiver of any provision of any Financing Document, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Administrative Agent or Issuing Bank, as the case may be, or if the Lenders shall not be parties thereto, by the parties thereto and consented to by the Required Lenders, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, THAT, no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (ii) reduce the principal of, or interest on, the Notes or any Fees hereunder, (iii) postpone any date fixed for any scheduled payment in respect of principal of (as set forth in the Deposit Account Agreement), or interest on, the Notes or any Fees hereunder, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of the Lenders which shall be required for the Lenders or any of them to take any action hereunder, (v) postpone the date fixed for reimbursement of any DLC Letter of Credit Disbursement or any Operational Letter of Credit Disbursement, (vi) amend or waive Sections 9.02,
9.04 or the definitions of the terms used in such Sections under any Financing Document insofar as the definitions affect the substance of such Sections, (vii) consent to the assignment or other transfer by any Credit Party of any of its rights and obligations under any Financing Document, (viii) release any Collateral (other than as expressly contemplated under the Financing Documents),
(ix) extend the Revolving Loan Availability Period, or (x) subordinate the Loans to any other Indebtedness; and PROVIDED, FURTHER, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent or the Issuing Bank under any Financing Document shall in any event be effective, unless in writing and signed by the Administrative Agent or the Issuing Bank, as the case may be, in addition to the Lenders required hereinabove to take such action. Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.08). In addition, the Borrower, the Arrangers, the Lenders and the Swap Banks hereby authorize the Administrative Agent to modify this Agreement by amending or supplementing Annexes I and II from time to time in the manner requested by the Borrower, the Administrative Agent or any other Secured Party and otherwise in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Secured Party.

          Section 9.03 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Secured Party or any holder of a Note in exercising any right or remedy under any Financing Document and no course of dealing between the Borrower and any Secured Party or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under any Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Parties or the holder of any Note would otherwise have. No notice to or demand on the Borrower not required under any Financing Document shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Party or the holder of any Note to any other or further action in any circumstances without notice or demand.

          Section 9.04 PAYMENT OF EXPENSES AND INDEMNIFICATION. The Borrower shall:

               (i) promptly reimburse each Agent, the Issuing Bank and each Arranger for all of such Person's reasonable costs and expenses (including, without limitation, (A) the reasonable fees and disbursements of legal counsel, (B) reasonable out-of-pocket expenses of its personnel, (C) other reasonable legal, appraisal, environmental, audit, consulting, filing fees and expenses and (D) all reasonable fees, taxes, assessments and duties (to the extent such taxes, assessments and duties are required to be paid under Article II of this Agreement)) incurred by it in connection with the due diligence, negotiation, preparation, review, execution, delivery, interpretation, administration or syndication of this Agreement and the Loans made thereunder, the other Transaction Documents and the transactions contemplated hereby and thereby;

               (ii) promptly reimburse each Swap Bank for all reasonable costs and expenses (including, without limitation, (A) the reasonable fees and disbursements of legal counsel, (B) reasonable out-of-pocket expenses of its personnel and (C) all reasonable fees, taxes, assessments and duties (to the extent such taxes, assessments and duties are required to be paid under Article II of this Agreement)) reasonably incurred by it in connection with the negotiation, preparation, review, execution, delivery, administration, collection, enforcement, termination or unwinding of any Interest Hedge Contract;

               (iii) promptly pay all out-of-pocket costs and expenses of the Secured Parties (both before and after the execution hereof) in connection with protecting or perfecting the security interest in the Collateral or in connection with any matters contemplated by or arising out of this Agreement or any of the Financing Documents, whether (a) to prepare, negotiate or execute any amendment to, modification of or extension of this Agreement or any other Financing Document, (b) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleadings necessary to protect the rights of the Secured Parties under any of the Financing Documents, (c) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) necessary to protect the rights of the Secured Parties under any of the Financing Documents, (d) to protect, collect, lease, sell, take possession of, release or liquidate any of the Collateral or (e) to attempt to enforce any security interest in any of the Collateral, or to enforce any rights of the Administrative Agent to collect any of the Obligations, including all reasonable fees and expenses of attorneys and paralegals (including charges for inside counsel), and, in the case of enforcement, pay such costs and expenses for any of the Secured Parties;

               (iv) indemnify each Secured Party, its officers, directors, employees, representatives, agents, affiliates and advisors (each an "INDEMNIFIED PERSON") from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any Indemnified Person of any kind or nature whatsoever (including, without limitation, any such costs, losses, liabilities, claims, damages or expenses of such Indemnified Person (whether or not a party) arising out of or by reason of any investigation, litigation or other proceeding) relating to any actual or proposed use by any Borrower Entity of any Letter of Credit or the proceeds of any of the Loans or any Credit Party's entering into and performing of this Agreement or any of the other Financing Documents and the Transaction Documents, together with the reasonable fees and disbursements of attorneys and paralegals (including charges for inside counsel) incurred in connection with any of the foregoing; PROVIDED that the Borrower shall have no obligation to an Indemnified Person hereunder with respect to any of the foregoing to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person; and

               (v) indemnify each Indemnified Person from, and hold each Indemnified Person harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them resulting from (x) any past, present or future storage, holding, existence, release, emission discharge, generation, abatement, disposition, handling or transportation by, any Borrower Entity, or their agents, employees and representatives of any Hazardous Materials or (y) any past, present or future violation of, failure to comply fully with or requirement to comply with any Environmental Law by any Borrower Entity, or their agents, employees and representatives, in each case together with the reasonable fees and disbursements of attorneys and paralegals (including reasonable charges for inside counsel) incurred in connection with any of the foregoing; provided, that the Borrower shall have no obligation to an Indemnified Person hereunder with respect to any of the foregoing to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person.

          (b) If and to the extent that the obligations of the Borrower under this Section 9.04 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Requirement of Law. The Borrower's obligations under this Section 9.04 shall survive any termination of this Agreement and the payment of the Notes.

          Section 9.05 RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender or other holder of a Note may have under applicable Requirement of Law, each Lender or other holder of a Note shall, upon the occurrence and during the continuance of any Event of Default and whether or not such Lender or such holder has made any demand or the Obligations of the Borrower are matured, have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder, whether or not related to this Agreement or any transaction hereunder. Any amount received as a result of the exercise of such rights shall be re-allocated among the Lenders as set forth in Section 2.13 and the Borrower shall receive prompt notice thereof from the Administrative Agent; provided, that any failure by the Administrative Agent to provide such notice shall in no way affect the rights of any Lender or other holder of a Note under this Section 9.05.

          Section 9.06 BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

          (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender except to the extent such transfer would result in increased costs to the Borrower.

          (c) Each Lender may assign (with the consent of the Administrative Agent, not to be unreasonably withheld, conditioned or delayed, if such proposed assignment is not to an existing Lender or an Affiliate of an existing Lender, after consultation with the Borrower) to one or more banks or other entities all or a portion of its rights and obligations under this Agreement, the Notes and the Letters of Credit; PROVIDED that no such assignment shall be for less than $5,000,000 of such Lender's Commitments or Loans, as the case may be. Upon such execution, delivery and acceptance, from and after the effective date (the "EFFECTIVE DATE") of such Assignment and Acceptance (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to and assumed by it pursuant to such Assignment and Acceptance, such assignee shall have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (d) By executing and delivering an Assignment and Acceptance, the assignee thereunder confirms and agrees as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Notes, the Letters of Credit or any other instrument or document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Credit Party or the performance or observance by the Borrower or any other Credit Party of any of its obligations under this Agreement, any other Financing Document or Transaction Document or any other instrument or document furnished pursuant hereto or thereto, (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 5.10 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the Arrangers, the Agents, the Administrative Agent, the Issuing Bank, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto and
(vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (e) The Administrative Agent shall maintain at its address referred to in Section 9.01 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and each Secured Party may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Acceptance shall be available for inspection by the Borrower, the Issuing Bank or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, together with the Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT K hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Issuing Bank and the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such assignee in an amount equal to the Commitment or Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or Commitments hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment or Commitments retained by it hereunder. Such new Note or Notes shall re-evidence the indebtedness outstanding under the old Notes or Notes and shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the Note or Notes subject to such assignments.

          (g) Each Lender may sell participations (without the consent of the Administrative Agent, the Issuing Bank, the Borrower or any other Lender) to one or more parties in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it and the Note or Notes held by it and the participations in the Letters of Credit held by it); provided that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) such Lender shall not transfer, grant, assign or sell any participation under which the participant shall have rights to approve any amendment or waiver of this Agreement except to the extent such amendment or waiver would (A) extend the final maturity date or the date for the payments of any installment of fees or principal or interest of any Loans in which such participant is participating, (B) reduce the amount of any installment of principal of the Loans in which such participant is participating, (C) reduce the interest rate applicable to the Loans in which such participant is participating, (D) reduce any fees payable hereunder, or (E) release all or substantially all of the Collateral.

          (h) Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan, Note or other Obligation under the securities laws of the United States of America or of any state.

          (i) Any Lender may at any time assign all or any portion of its rights under this Agreement and the other Financing Documents to the Federal Reserve Bank of the United States; provided, that any payment in respect of such assigned rights made by the Borrower to the assigning Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned rights to the extent of such payment. No such assignment shall release the assignor Lender from its obligations hereunder.

          (j) After the completion of the primary and general syndication of the Loans described herein, each transferor Lender shall pay the Administrative Agent a fee of $2,000 in the case of an assignment to an existing Lender or an Affiliate of an existing Lender or $3,500.00 in all other cases, for processing each assignment made pursuant to this Section 9.06.

          Section 9.07 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN ANY SUCH REQUIREMENT OF LAWS THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE. ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE BORROWER AND EACH SECURED PARTY IN CONNECTION WITH THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          (b) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH, THE BORROWER AND EACH SECURED PARTY AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE BORROWER AND EACH SECURED PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. THE BORROWER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (c) THE BORROWER AGREES THAT ANY SECURED PARTY SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENT OF LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE ANY SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF ANY SECURED PARTY. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH ANY SECURED PARTY HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (d) THE BORROWER AND THE SECURED PARTIES EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          (e) THE BORROWER HEREBY IRREVOCABLY DESIGNATES NATIONAL REGISTERED AGENTS, INC., WITH AN ADDRESS AT 440 9TH AVENUE, 5TH FLOOR, NEW YORK, NY 10001 AS THE DESIGNEE, APPOINTEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES, THE OTHER FINANCING DOCUMENTS OR ANY DOCUMENTS RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER AT ITS ADDRESS SET FORTH IN ANNEX II HERETO IN ACCORDANCE WITH SECTION 9.01. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE ON THE DATE OF RECEIPT THEREOF.

          (f) NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY IN ANY OTHER JURISDICTION.

          Section 9.08 NONLIABILITY OF ADMINISTRATIVE AGENT AND LENDERS. The relationship between the Borrower and the Secured Parties shall be solely that of borrower and lender. No Secured Party shall have any fiduciary responsibilities to the Borrower. No Secured Party undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

          Section 9.09 MARSHALLING; RECAPTURE. No Secured Party shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Secured Party receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Secured Party as of the date such initial payment, reduction or satisfaction occurred.

          Section 9.10 INDEPENDENT NATURE OF LENDERS' RIGHTS. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, except as otherwise provided in any Financing Document, each Lender shall be entitled to protect and enforce its rights arising our of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          Section 9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 9.12 EFFECTIVENESS. This Agreement shall become effective as of the date hereof; PROVIDED, THAT, all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to Section 9.01 or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

          Section 9.13 SURVIVAL OF INDEMNITIES AND REPRESENTATIONS AND WARRANTIES. All indemnities set forth herein and all representations and warranties made herein and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Notes, the Letters of Credit and the other Financing Documents and the making and repayment of the Loans and the expiration or cancellation of all Letters of Credit.

          Section 9.14 SEVERABILITY. In case any provision in or obligation under this Agreement or the Notes or the other Financing Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 9.15 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 9.16 LIMITATION OF RECOURSE. The obligations of the Borrower hereunder and under the other Financing Documents are obligations solely of the Borrower and shall not constitute a debt or obligation of any direct or indirect partner or shareholder of the Borrower or any of their respective directors, officers, agents or employees (each such Person, a "NON-RECOURSE PARTY"). No Non-Recourse Party shall be liable for any amount payable by the Borrower under this Agreement or the other Financing Documents, and the Secured Parties shall not seek a money judgment or deficiency or personal judgment against any Non-Recourse Party for payment of the indebtedness payable by the Borrower evidenced by this Agreement or the other Financing Documents. No property or assets of any Non-Recourse Party, other than as provided in the Financing Documents, shall be sold, levied upon or otherwise used to satisfy any judgment rendered in connection with any action brought against the Borrower with respect to this Agreement or the other Financing Documents. The foregoing acknowledgments, agreements and waivers shall be enforceable by any Non-Recourse Party. Notwithstanding the foregoing, nothing in this Section shall limit or affect or be construed to limit or affect the obligations and liabilities of any Credit Party or any other Non-Recourse Party (a) in accordance with the terms of any Transaction Document or Financing Document creating such liabilities and obligations to which such Credit Party or Non-Recourse Party is a party, (b) arising from liability pursuant to applicable Requirements of Law for such Credit Party's or such Non-Recourse Party's fraudulent actions, knowing misrepresentations or willful misconduct or (c) with respect to amounts distributed to it in violation of Section 6.10 hereof.

          Section 9.17 CONFIDENTIALITY. Each party hereto will treat as confidential the data and information in their possession regarding the Portfolio Assets, the Transaction Documents and each other party hereto (including any Affiliate of such other party), unless such data or information
(i) was disclosed to the receiving party without violating a confidentiality obligation, (ii) was in the public domain, or (iii) is required to be disclosed by law. In addition, each party may disclose confidential information to its Affiliates or its technical, financial and legal advisors on a need-to-know basis, provided such party agrees that it will not disclose such information to third parties, or in accordance with governmental, administrative or judicial requirements to which such party is subject.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                       BORROWER:

                                       ORION POWER MIDWEST, L.P.,
                                       a Delaware limited partnership

                                       By:  Orion Power MidWest GP, Inc., its
                                            general partner


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            CO-LEAD ARRANGERS:

                                            BANC OF AMERICA SECURITIES LLC


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            GOLDMAN SACHS CREDIT PARTNERS L.P.


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Authorized Signatory

                                            ARRANGERS:

                                            BNP PARIBAS


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            DEUTSCHE BANK SECURITIES INC.


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            ISSUING BANK:

                                            BANK OF AMERICA, N.A.,
                                            as Issuing Bank


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            ADMINISTRATIVE AGENT:

                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            SYNDICATION AGENTS:

                                            GOLDMAN SACHS CREDIT PARTNERS L.P.


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Authorized Signatory


                                            BNP PARIBAS


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            DEUTSCHE BANK AG NEW YORK BRANCH


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            DOCUMENTATION AGENTS:

                                            BNP PARIBAS


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            DEUTSCHE BANK AG NEW YORK BRANCH


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            LENDERS:

                                            BANK OF AMERICA, N.A., as Revolving
                                            Lender and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                            GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                            as a Revolving Lender and an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            BNP PARIBAS, as a Revolving Lender
                                            and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            DEUTSCHE BANK AG NEW YORK AND/OR
                                            CAYMAN ISLAND BRANCH, as a Revolving
                                            Lender and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                            THE BANK OF NOVA SCOTIA, as a
                                            Revolving Lender and an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                            BAYERISCHE HYPO- UND VEREINSBANK
                                            AG, NEW YORK BRANCH, as a Revolving
                                            Lender and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            DEXIA- CREDIT LOCAL DE FRANCE, as a
                                            Revolving Lender and an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                            DG BANK DEUTSCHE
                                            GENOSSENSHAFTSBANK AG, as a
                                            Revolving Lender and an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            DRESDNER BANK AG, NEW YORK AND
                                            GRAND CAYMAN BRANCHES, as a
                                            Revolving Lender and an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            ING (U.S.) CAPITAL LLC, as a
                                            Revolving Lender and an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            SOCIETE GENERALE, as a Revolving
                                            Lender and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                            UNION BANK OF CALIFORNIA, N.A., as
                                            a Revolving Lender and an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            ABN AMRO BANK N.V., as a Revolving
                                            Lender and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            COBANK, ACB, as a Revolving Lender
                                            and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH, as
                                            a Revolving Lender and an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE DAI-ICHI KANGYO BANK, LIMITED,
                                            as a Revolving Lender and an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            FLEET NATIONAL BANK, as a Revolving
                                            Lender and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE FUJI BANK, LIMITED, as a
                                            Revolving Lender and an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            NORDDEUTSCHE LANDESBANK
                                            GIROZENTRALE, NEW YORK/GRAND CAYMAN
                                            ISLANDS BRANCH, as a Revolving
                                            Lender and an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            THE ROYAL BANK OF SCOTLAND PLC, as
                                            a Revolving Lender and an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            ABBEY NATIONAL TREASURY SERVICES
                                            PLC, as an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                            BANK ONE, NA, as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                            BARCLAYS BANK PLC, as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            LLOYDS TSB BANK PLC, as an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE GOVERNOR AND COMPANY OF THE BANK
                                            OF SCOTLAND, as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE SUMITOMO BANK, LIMITED, as an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            AIB CAPITAL MARKETS PLC, as an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            BANCA NAZIONALE DEL LAVORO S.P.A.,
                                            NEW YORK BRANCH, as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            CREDIT INDUSTRIEL ET COMMERCIAL, as
                                            an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, as an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            LANDESBANK SCHLESWIG-HOLSTEIN
                                            GIROZENTRALE, as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            NATIONAL CITY BANK OF PENNSYLVANIA,
                                            as an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE GOVERNOR AND COMPANY OF THE BANK
                                            OF IRELAND, as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE SAKURA BANK, LTD, as an
                                            Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            ERSTE BANK DER OESTERREICHISCHEN
                                            SPARKASSEN AG, as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            BANK AUSTRIA CREDITANSTALT CORPORATE
                                            FINANCE, INC., as an Acquisition
                                            Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            THE SANWA BANK LIMITED, NEW YORK
                                            BRANCH, as an Acquisition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., as an
                                            Acquistition Lender


                                            By:  /s/
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                     ANNEX I

                                   COMMITMENTS

                             as of December 15, 2000

                                ACQUISITION LOAN



                                                                    ACQUISITION
                         LENDER                                     LOAN AMOUNT         PRO RATA SHARE
                         ------                                     ------------        ---------------
Bank of America, N.A.                                               $39,850,000         3.590090090%
Goldman Sachs Credit Partners, L.P.                                 $39,850,000         3.590090090%
Deutsche Bank AG New York and/or Cayman Island Branch               $39,850,000         3.590090090%
BNP Paribas                                                         $39,850,000         3.590090090%
The Bank of Nova Scotia                                             $38,100,000         3.432432432%
Bayerische Hypo-Und Vereinsbank AG, New York                        $38,100,000         3.432432432%
     Branch
Dexia-Credit Local de France                                        $38,100,000         3.432432432%
DG Bank Deutsche Genossenshaftsbank AG                              $38,100,000         3.432432432%
Dresdner Bank AG, New York and Grand Cayman                         $23,100,000         2.081081081%
     Branches
ING (U.S.) Capital LLC                                              $38,100,000         3.432432432%
Societe Generale                                                    $38,100,000         3.432432432%
Union Bank of California, N.A.                                      $38,100,000         3.432432432%
ABN Amro Bank N.V.                                                  $28,850,000         2.599099099%
CoBank, ACB                                                         $28,850,000         2.599099099%
Credit Lyonnais New York Branch                                     $28,850,000         2.599099099%
The Dai-Ichi Kangyo Bank, Limited                                   $28,850,000         2.599099099%
Fleet National Bank                                                 $28,850,000         2.599099099%
The Fuji Bank, Limited                                              $28,850,000         2.599099099%
NordDeutsche Landesbank Girozentrale, New York/Grand                $28,850,000         2.599099099%
     Cayman Islands Branch
The Royal Bank of Scotland Plc                                      $28,850,000         2.599099099%
Abbey National Treasury Services plc                                $30,000,000         2.702702703%
Bank One, NA                                                        $30,000,000         2.702702703%
Barclays Bank PLC                                                   $30,000,000         2.702702703%
Lloyds TSB Bank plc                                                 $30,000,000         2.702702703%
The Governor and Company of the Bank of Scotland                    $30,000,000         2.702702703%
The Sumitomo Bank, Limited                                          $30,000,000         2.702702703%
The Sanwa Bank Limited, New York Branch                             $30,000,000         2.702702703%
Cooperatieve Centrale Raiffeisen-Boerenleenbank b.a.                $30,000,000         2.702702703%
AIB Capital Markets                                                 $20,000,000         1.801801802%
Banca Nazionale del Lavoro                                          $20,000,000         1.801801802%
Credit Industriel et Commercial                                     $20,000,000         1.801801802%
Industrial Bank of Japan, Limited                                   $20,000,000         1.801801802%
Landesbank Schleswig Holstein                                       $20,000,000         1.801801802%
National City Bank of Pennsylvania                                  $20,000,000         1.801801802%
The Governor and Company of the Bank of Ireland                     $20,000,000         1.801801802%
The Sakura Bank, Limited                                            $20,000,000         1.801801802%
Bank Austria Creditanstalt Corporate Finance, Inc.                  $15,000,000         1.351351351%
Erste Bank - Der Oesterreichischen  Sparkassen AG, New              $15,000,000         1.351351351%
     York Branch

                           Total Underwriting                    ==============       ==============
                                                                 $1,110,000,000       100.000000000%

                                 REVOLVING LOAN


                                                                    REVOLVING
                        LENDER                                   LOAN COMMITMENT                 PRO RATA SHARE
                        ------                                   ---------------                 ---------------
Bank of America, N.A.                                              $5,400,000                     6.000000000%
Goldman Sachs Credit Partners, L.P.                                $5,400,000                     6.000000000%
Deutsche Bank AG New York and/or Cayman Island Branch              $5,400,000                     6.000000000%
BNP Paribas                                                        $5,400,000                     6.000000000%
The Bank of Nova Scotia                                            $4,650,000                     5.166666667%
Bayerische Hypo-Und Vereinsbank AG, New York                       $4,650,000                     5.166666667%
     Branch
Dexia-Credit Local de France                                       $4,650,000                     5.166666667%
DG Bank Deutsche Genossenshaftsbank AG                             $4,650,000                     5.166666667%
Dresdner Bank AG, New York and Grand Cayman                        $4,650,000                     5.166666667%
     Branches
ING (U.S.) Capital LLC                                             $4,650,000                     5.166666667%
Societe Generale                                                   $4,650,000                     5.166666667%
Union Bank of California, N.A.                                     $4,650,000                     5.166666667%
ABN Amro Bank N.V.                                                 $3,900,000                     4.333333333%
CoBank, ACB                                                        $3,900,000                     4.333333333%
Credit Lyonnais New York Branch                                    $3,900,000                     4.333333333%
The Dai-Ichi Kangyo Bank, Limited                                  $3,900,000                     4.333333333%
Fleet National Bank                                                $3,900,000                     4.333333333%
The Fuji Bank, Limited                                             $3,900,000                     4.333333333%
NordDeutsche Landesbank Girozentrale, New York/Grand               $3,900,000                     4.333333333%
     Cayman Islands Branch
The Royal Bank of Scotland Plc                                     $3,900,000                     4.333333333%
                           Total Underwriting                       =========                    =============
                                                                  $90,000,000                   100.000000000%


The Borrower acknowledges and agrees that this Annex I may be modified from time to time.

                                    ANNEX II

                                NOTICE PROVISIONS


                             as of December 15, 2000


BORROWER

Orion Power MidWest, L.P.
2000 Cliff Mine Road, Suite 200
Pittsburgh, PA 15275
Telecopy:  (412) 809-1699
Telephone: (412) 809-9354
Attention: Controller

with a copy to:

Orion Power Holdings, Inc.
7 East Redwood Street
10th Floor
Baltimore, MD 21202
Attn:  Chief Legal Officer


ARRANGERS

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
NC1-007-12-05
Charlotte, NC  28255
Telecopy:  (704) 386-3324
Telephone: (704) 388-6833
Attention: Laura Ryan


Goldman Sachs Credit Partners L.P.
85 Broad Street
New York, NY 10004
Telecopy:  (212) 902-7260
Telephone: (212) 357-4597
Attention: Stephen King


BNP Paribas
787 Seventh Avenue
New York, NY  10019
Telecopy:  (212) 841-2052
Telephone: (212) 841-2156
Attention: Project Finance Department/Leonardo Osorio


Deutsche Bank AG New York Branch and/or Cayman Island Branch
31 West 52nd Street, 14th Floor
New York, NY 10019
Telecopy:  (212) 469-8256
Telephone: (212) 469-7156
Attention: Amy Walter


ISSUING BANK

Bank of America, N.A.
333 South Beaudry Avenue, 19th Floor
Mail Code CA9-703-19-23
Los Angeles, CA 90017
Telecopy:  (213) 345-6694
Telephone: (213) 345-5231
Attention: Standby Letter of Credit Department


ADMINISTRATIVE AGENT

Bank of America, N.A.
Bank of America Corporate Center
100 North Tryon Street
NC1-007-12-05
Charlotte, NC  28255
Telecopy:  (704) 386-3324
Telephone: (704) 388-6833
Attention: Laura Ryan


LENDERS

Bank of America, N.A.
Bank of America Corporate Center
100 North Tryon Street
NC1-007-12-05
Charlotte, NC  28255
Telecopy:  (704) 386-3324
Telephone: (704) 388-6833
Attention: Laura Ryan


Goldman Sachs Credit Partners L.P.
85 Broad Street, 6th Floor
New York, NY 10004
Telecopy:  (212) 357-4597
Telephone: (212) 902-2192
Attention: Jason Savarese


Deutsche Bank AG New York Branch and/or Cayman Island Branch
31 West 52nd Street, 14th Floor
New York, NY 10019
Telecopy:  (212) 469-8634
Telephone: (212) 469-2766
Attention: Lisa Cintron


BNP Paribas
787 7th Avenue
New York, NY  10019
Telecopy:  (212) 841-2052
Telephone: (212) 841-2156
Attention: Leonardo Osorio


The Bank of Nova Scotia
New York Agency
One Liberty Plaza - 26th Floor
New York, NY  10006
Telecopy:  (212) 225-5090
Telephone: (212) 225-5017
Attention: Meredith Wedeking


Bayerische Hypo- und Vereinsbank AG, New York Branch
150 East 42nd Street
New York, NY  10017
Telecopy:  (212) 672-5516
Telephone: (212) 672-5646
Attention: Gisela Kroess


Dexia- Credit Local de France
445 Park Avenue
New York, NY 10022
Telecopy:  (212) 515-7071
Telephone: (212) 515-7014
Attention: Andrew Brave


DG Bank Deutsche Genossenshaftsbank AG
New York Branch
609 Fifth Avenue
New York, NY  10017
Telecopy:  (212) 745-1552
Telephone: (212) 745-1545
Attention: Daria A. Pishko


Dresdner Bank AG, New York and Grand Cayman Branches
75 Wall Street
New York, NY  10005
Telecopy:  (212) 429-2192
Telephone: (212) 429-2224
Attention: Michael Higgins


ING (U.S.) Capital LLC
55 East 52nd Street
New York, NY  10055
Telecopy:  (212) 486-4636
Telephone: (212) 409-1417
Attention: Jacqueline Bove

Societe Generale
1221 Avenue of the Americas - 11th Floor
New York, NY 10020
Telecopy:  (212) 278-6144
Telephone: (212) 278-6149
Attention: Beth West


Union Bank of California, N.A.
Energy Capital Services
445 S. Figueroa Street, 15th Floor
Los Angeles, CA  90071
Telecopy:  (213) 236-4096
Telephone: (213) 236-5023
Attention: David M. Musicant


ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 710
Chicago, IL  60603
Telecopy:  (312) 904-6387
Telephone: (312) 904-2799
Attention: David Bryant


CoBank, ACB
5500 South Quebec Street
Englewood, CO  80111
Telecopy:  (303) 224-2615
Telephone: (303) 740-4037
Attention: Todd Telesz


Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, NY 10019
Telecopy:  (212) 261-3421
Telephone: (212) 261-7525
Attention: Sophie Loiodice

The Dai-Ichi Kangyo Bank, Ltd.
One World Trade Center, Suite 4911
New York, NY 10048
Telecopy:  (212) 466-3348
Telephone: (212) 432-8436
Attention: Antonio Rocha


Fleet National Bank
100 Federal Street
MA DE 10008D
Boston, MA 02110
Telecopy:  (617) 434-3652
Telephone: (617) 434-9579
Attention: Jill Calabrese


The Fuji Bank, Limited
2 World Trade Center
New York, NY 10048
Telecopy:  (212) 488-2172
Telephone: (212) 898-2635
Attention: Rosa Martinez-Bynon


NordDeutsche Landesbank Girozentrale, New York/Cayman Islands Branch 1114 Avenue of the Americas, 37th Floor
New York, NY 10036
Telecopy:  (212) 812-6860
Telephone: (212) 812-6808
Attention: Bruno Mejean


The Royal Bank of Scotland plc
Wall Street Plaza
88 Pine Street
New York, NY 10005
Telcopy:   (212) 480-0791
Telephone: (212) 269-1700, x213
Attention: Siobhan Smyth

Abbey National Treasury Services plc
26-28 Dorset Square
London NW1 6QG
United Kingdom
Telecopy:  44-207-487-0543
Telephone: 44-207-612-3346
Attention: Chris Bassindale


Bank One, NA
1 Bank One Plaza, Suite 0363
Chicago, IL  60670
Telecopy:  (312) 732-3055
Telephone: (312) 732-7579
Attention: Mary Lu Cramer


Barclays Bank PLC
222 Broadway, 8th Floor
New York, NY  10038
Telecopy:  (212) 412-6709
Telephone: (212) 412-2470
Attention: Sydney Dennis


Lloyds TSB Bank plc
575 Fifth Avenue, 17th Floor
New York, NY  10017
Telecopy:  (212) 930-5098
Telephone: (212) 930-8904
Attention: Paul Briamonte


Bank of Scotland
565 Fifth Avenue
New York, NY  10017
Telecopy:  (212) 682-5720
Telephone: (212) 450-0831
Attention: Richard Burge

The Sumitomo Bank, Limited
277 Park Avenue
New York, NY  10172
Telecopy:  (212) 224-4880
Telephone: (212) 224-4036
Attention: Elaine Calderon


AIB Capital Markets plc
AIB Special Finance Unit
AIB Trade Centre
I.F.S.C., Dublin 1, Ireland
Telecopy:  353-1-829-0269
Telephone: 353-1-641-7460
Attention: Conor Geary


Banca Nazionale del Lavoro S.p.A.
25 West 51st Street
New York, NY  10019
Telecopy:  (212) 765-2978
Telephone: (212) 314-0263
Attention: Frederic W. Hall


Credit Industriel et Commercial
4 rue Gaillon
F-75 002 Paris
(France)
Telecopy:  33-1-42-66-78-38
Telephone: 33-1-42-66-76-27
Attention: Mark Palin

The Industrial Bank of Japan, Limited
1251 6th Avenue
New York, NY  10020
Telecopy:  (212) 282-4488
Telephone: (212) 282-3412
Attention: John Dippo


Landesbank Schleswig-Holstein Girozentrale
Martensdamm 6
24103 Kiel, Germany
Telecopy:  49-431-900-2751
Telephone: 49-431-900-2166
Attention: Nikolai Ulrich


National City Bank of Pennsylvania
20 Stanwix Street
Pittsburgh, PA  15222
Telecopy:  (412) 355-2283
Telephone: (412) 644-8424
Attention: Ervine Geiger


The Governor and Company of the Bank of Ireland
La Touche House, IFSC
Dublin 1, Ireland
Telecopy:  353-1-829-0129
Telephone: 353-1-670-1400
Attention: Fiona O'Connor
           Willie Aherne

The Sakura Bank, Ltd.
101 Park Avenue
New York, NY  10178
Telecopy:  (212) 909-4599
Telephone: (212) 909-4584
Attention: Joe Rothman


Erste Bank Der Oesterreichischen Sparkassen AG
280 Park Avenue, West Building
New York, NY  10017
Telecopy:  (212) 984-5627
Telephone: (212) 984-5637
Attention: Patrick Kunkel


Bank Austria Creditanstalt Corporate Finance, Inc.
Two Greenwich Plaza
Greenwich, CT 06830
Telecopy:  (203) 861-1532
Attention: William Hunter


The Sanwa Bank Limited, New York Branch
Park Avenue Plaza
55 East 52nd Street, 26th Floor
New York, NY 10055
Telecopy:  (212) 339-6249
Telephone: (212) 754-2360
Attention: David Leech


Cooperatieve Centrale Raiffeisen-Boerenleenbank b.a.
Rabobank International
Croeslaan 18, Utrecht
P.O. Box 17100, 3500 HG Utrecht
The Netherlands
Attention: Marc Schmitz


The Borrower acknowledges and agrees that this Annex II may be modified from time to time.

                                    ANNEX III

                             ESTIMATED INCOME TAXES


"ESTIMATED INCOME TAXES" for any period, shall mean an amount equal to the sum of (i) Taxable Income for such period TIMES the Weighted Blended State Tax Rate for such period PLUS (ii) Net Taxable Income for such period TIMES the Applicable Federal Tax Rate.

For purposes hereof, the terms listed below shall have the following meanings:

"APPLICABLE FEDERAL TAX RATE" shall mean 35%.1

"DEPRECIATION" for any period, shall mean an amount equal to (i) the aggregate depreciation of the Portfolio Assets allocated to any calendar year (or portion thereof) as determined in accordance with the depreciation methodology included in the Projections times (ii) a fraction the numerator of which equals the number of days in such period and the denominator of which equals 365 for a full calendar year or such smaller number equal to the actual aggregate number of days constituting the portion of any partial calendar year.

"NET TAXABLE INCOME" for any period, shall mean an amount equal to the Taxable Income for such period MINUS the product of (i) the Taxable Income for such period TIMES (ii) the Weighted Blended State Tax Rate applicable to such period.

"OHIO GENERATION PERCENTAGE" for any period, shall mean a fraction, the numerator of which shall equal the actual number of MWh of electrical generation dispatched from the Portfolio Assets located in Ohio during such period and the denominator of which shall equal the actual aggregate amount of MWh dispatched from all of the Portfolio Assets during such period.

"PENNSYLVANIA GENERATION PERCENTAGE" for any period, shall mean a fraction, the numerator of which shall equal the actual number of MWh of electrical generation dispatched from the Portfolio Assets located in Pennsylvania during such period and the denominator of which shall equal the actual aggregate amount of MWh dispatched from all of the Portfolio Assets during such period.

"TAXABLE INCOME" for any period, shall mean an amount equal to actual cash Revenues received by the Borrower Entities during such period MINUS (i) actual cash disbursed in respect of Operating Costs (other than Capital Expenditures) during such period; MINUS (ii) actual interest paid in respect of the Acquisition Loans and Revolving Loans during such period; MINUS (iii) Depreciation allocated to such period ; MINUS (iv) for calendar year 2000 only, $57,010,000 (representing a one-time deduction for transaction costs).

"WEIGHTED BLENDED STATE TAX RATE" for any period, shall mean a percentage equal to (i) 9.99%2 TIMES the Pennsylvania Generation Percentage for such period PLUS
(ii) 8.50%3 TIMES the Ohio Generation Percentage for such period.

-----------------
1 Federal corporate income tax rate in effect on the Closing Date.
2 Pennsylvania state corporate income tax rate in effect on the Closing Date. 3 Ohio state corporate income tax rate in effect on the Closing Date.

Each corporate income tax rate is subject to amendment based upon changes to the corporate income tax rate implemented from time to time by any applicable Governmental Authority.

                                                         Exhibit A
                                                         to
                                                         Amended and Restated
                                                         Credit Agreement







                         [Form of Acquisition Loan Note]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                         Exhibit B
                                                         to
                                                         Amended and Restated
                                                         Credit Agreement







                          [Form of Revolving Loan Note]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                           Exhibit C
                                                           to
                                                           Amended and Restated
                                                           Credit Agreement







                    [Form of Notice of Acquisition Borrowing]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                           Exhibit D
                                                           to
                                                           Amended and Restated
                                                           Credit Agreement







                     [Form of Notice of Revolving Borrowing]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                            Exhibit E
                                                            to
                                                            Amended and Restated
                                                            Credit Agreement







                         [Form of Notice of Conversion]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                           Exhibit H
                                                           to
                                                           Amended and Restated
                                                           Credit Agreement







                      [Form of Borrower Security Agreement]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                            Exhibit I-1
                                                            to
                                                            Amended and Restated
                                                            Credit Agreement







               [Form of GP Partnership Interest Pledge Agreement]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                         Exhibit I-2
                                                         to
                                                         Amended and Restated
                                                         Credit Agreement







               [Form of LP Partnership Interest Pledge Agreement]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                           Exhibit J
                                                           to
                                                           Amended and Restated
                                                           Credit Agreement







                           [Form of Borrower Mortgage]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                         Exhibit K
                                                         to
                                                         Amended and Restated
                                                         Credit Agreement







                       [Form of Assignment and Acceptance]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                           Exhibit L
                                                           to
                                                           Amended and Restated
                                                           Credit Agreement







                     [Form of Equity Contribution Agreement]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                           Exhibit M
                                                           to
                                                           Amended and Restated
                                                           Credit Agreement







                         [Form of DLC Letter of Credit]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                           Exhibit N
                                                           to
                                                           Amended and Restated
                                                           Credit Agreement







               [Form of Subordinated Equity Owner Loan Agreement]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]

                                                          Exhibit O
                                                          to
                                                          Amended and Restated
                                                          Credit Agreement







                        [Form of Stock Pledge Agreement]


                        [NO CHANGE CURRENTLY ANTICIPATED.
                       EXHIBIT TO AMENDED CREDIT AGREEMENT
                         WILL BE THE SAME AS EXHIBIT TO
                           EXISTING CREDIT AGREEMENT.]